UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Principal Funds , Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRINCIPAL FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080

January 25, 2012

Dear Shareholder:

The Board of Directors of Principal Funds, Inc. (“PFI”) has called a special meeting of shareholders of all the separate series or funds of PFI (each a “Fund” and, collectively, the “Funds”) for April 4, 2012 at 10:00 a.m. Central Time, at 650 8th Street, Des Moines, Iowa 50392-2080 (the “Meeting”).  The purpose of the Meeting is to elect the Board of Directors, including three nominees for new Directors, and to consider a number of other proposals, some of which relate to all the Funds and some of which relate only to certain Funds.

Proposals Affecting All of the Funds.  Shareholders of all the Funds are being asked to approve:

▪	The election of fourteen Directors as members of the Board of Directors.

▪	Amended and Restated Articles of Incorporation, reflecting, among other things, recent changes in the Maryland General Corporation Law.

▪	Amended fundamental investment restrictions relating to:

Senior securities; Commodities; Real estate;	Borrowing; Making loans; Diversification;	Concentration; and Underwriting.

▪	Elimination of the fundamental investment restriction relating to short sales.

Proposals Affecting Only Certain Funds.  Shareholders of the Funds indicated below are being asked to approve:

▪	Reclassification of the Global Real Estate Securities Fund as a “non-diversified” fund (Global Real Estate Securities Fund only)

▪	A Sub-Advisory Agreement with Principal Global Investors, LLC as sub-advisor to the High Yield Fund (High Yield Fund only).

Enclosed you will find PFI’s Notice of Special Meeting of Shareholders, a Proxy Statement explaining the matters to be voted on at the Meeting and a proxy ballot for shares of each Fund you owned as of January 6, 2012, the record date for the Meeting.   The Proxy Statement provides background information and describes in detail the matters to be voted on at the Meeting.

The Board of Directors has unanimously voted in favor of the proposals and recommends that you vote “For” the proposals.

In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement and then complete and mail your proxy ballot(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by April 3, 2012.  As a convenience, we offer three options by which to vote your shares:

By Internet: Follow the instructions located on your proxy ballot.

By Phone: The phone number is located on your proxy ballot.  Be sure you have your control number, as printed on your proxy ballot, available at the time you call.

By Mail: Sign your proxy ballot and enclose it in the postage-paid envelope provided in this proxy package.

We appreciate your taking the time to respond to this important matter.  Your vote is important.  If you have questions regarding the Meeting, please call our shareholder services department toll-free at 1-855-600-4535.

Sincerely,

/s/ NORA M. EVERETT

Nora M. Everett
President and Chief Executive Officer

PRINCIPAL FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Bond & Mortgage Securities Fund	LargeCap Growth Fund I	Principal LifeTime 2040 Fund
Bond Market Index Fund	LargeCap Growth Fund II	Principal LifeTime 2045 Fund
California Municipal Fund	LargeCap S&P 500 Index Fund	Principal LifeTime 2050 Fund
Core Plus Bond Fund I	LargeCap Value Fund	Principal LifeTime 2055 Fund
Diversified International Fund	LargeCap Value Fund I	Principal LifeTime Strategic Income Fund
Diversified Real Asset Fund	LargeCap Value Fund III	Real Estate Securities Fund
Equity Income Fund	MidCap Blend Fund	SAM Balanced Portfolio *
Global Diversified Income Fund	MidCap Growth Fund	SAM Conservative Balanced Portfolio *
Global Multi-Strategy Fund	MidCap Growth Fund III	SAM Conservative Growth Portfolio *
Global Real Estate Securities Fund	MidCap S&P 400 Index Fund	SAM Flexible Income Portfolio *
Government & High Quality Bond Fund	MidCap Value Fund I	SAM Strategic Growth Portfolio *
High Yield Fund	MidCap Value Fund III	Short-Term Income Fund
High Yield Fund I	Money Market Fund	SmallCap Blend Fund
Income Fund	Preferred Securities Fund	SmallCap Growth Fund
Inflation Protection Fund	Principal Capital Appreciation Fund	SmallCap Growth Fund I
International Emerging Markets Fund	Principal LifeTime 2010 Fund	SmallCap Growth Fund II
International Equity Index Fund	Principal LifeTime 2015 Fund	SmallCap S&P 600 Index Fund
International Fund I	Principal LifeTime 2020 Fund	SmallCap Value Fund
International Value Fund I	Principal LifeTime 2025 Fund	SmallCap Value Fund II
LargeCap Blend Fund II	Principal LifeTime 2030 Fund	Small-MidCap Dividend Income Fund
LargeCap Growth Fund	Principal LifeTime 2035 Fund	Tax-Exempt Bond Fund

* Strategic Asset Management (SAM) Portfolio

To the Shareholders:

A meeting of shareholders of each of the series or funds (each a “Fund” and, collectively, the “Funds”) of Principal Funds, Inc. (“PFI”) will be held at 650 8th Street, Des Moines, Iowa 50392-2080 on April 4, 2012, at 10:00 a.m. Central Time (the “Meeting”).  The Meeting is being held to consider and vote on the following matters as well as any other issues that properly come before the Meeting and any adjournments:

1.  Election of the Board of Directors (All Shareholders).

2.  Approval of Amended and Restated Articles of Incorporation (All Shareholders).

3.  Approval of Amendment or Elimination of Certain Fundamental Investment Restrictions:

3(a)	Approval of Amended Fundamental Restriction Relating to Senior Securities (All Funds).

3(b)	Approval of Amended Fundamental Restriction Relating to Commodities (All Funds).

3(c)	Approval of Amended Fundamental Restriction Relating to Real Estate (All Funds).

3(d)
Approval of Amended Fundamental Restriction Relating to Borrowing (All Funds Except Bond Market Index, Diversified Real Asset, Global Multi-Strategy, International Equity Index, Preferred Securities and Small-MidCap Dividend Income Funds).

3(e)	Approval of Amended Fundamental Restriction Relating to Making Loans (All Funds).

3(f)	Approval of Amended Fundamental Restriction Relating to Diversification. (All Funds Except California Municipal, Global Multi-Strategy, Global Real Estate Securities and Real Estate Securities Funds).

3(g)
Approval of Amended Fundamental Restriction Relating to Concentration (All Funds Except Diversified Real Asset, Global Diversified Income, Global Real Estate Securities, Preferred Securities and Real Estate Securities Funds).

3(h)	Approval of Amended Fundamental Restriction Relating to Underwriting (Principal LifeTime and Principal LifeTime Strategic Income Funds and SAM Portfolios).

3(i)	Approval of Elimination of Fundamental Restriction Relating to Short Sales (All Funds Except Core Plus Bond I, Global Multi-Strategy and International I Funds).

4.  Approval of Reclassification of the Global Real Estate Securities Fund from a “Diversified” to a “Non-diversified” Fund (Global Real Estate Securities Fund only).

5.  Approval of New Sub-Advisory Agreement with Principal Global Investors, LLC (“PGI”) as Sub-advisor to the High Yield Fund (High Yield Fund only).

Each shareholder of record at the close of business on January 6, 2012, the record date for the Meeting, is  entitled to notice of and to vote at the Meeting.

Your vote is important.  No matter how many shares you own, please vote.  If you own shares in more than one Fund, you need to return all of the proxy ballots.  To save your Fund(s) from incurring the cost of additional solicitations, please review the materials and vote today.

For the Board of Directors

/s/ BETH C. WILSON

Beth C. Wilson
Vice President and Secretary

Dated: January 25, 2012

Important Notice Regarding Availability of Proxy Statement for the Shareholders’ Meeting to be Held on April 4, 2012.  This Proxy Statement is available on the Internet at www.eproxy.com/principal.

PRINCIPAL FUNDS, INC.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 4, 2012

JANUARY 25, 2012

Appendix C	Nominating and Governance Committee Charter	138

Appendix D	Form of Amended and Restated Articles of Incorporation	140

Appendix E	Form of Sub-Advisory Agreement with Principal Global Investors, LLC for the High Yield Fund	151

PRINCIPAL FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 4, 2012

INTRODUCTION

Principal Funds, Inc. (“PFI” or “we”) will hold a special shareholders’ meeting on April 4, 2012 at 10:00 a.m. Central Time, at 650 8th Street, Des Moines, Iowa 50392-2080 (the “Meeting”).  This Proxy Statement and the accompanying form(s) of proxy ballot are first being sent to shareholders on or about January 25, 2012.

PFI is a Maryland corporation and an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  PFI currently offers 63 separate series or funds (each a “Fund” and, collectively, the “Funds”) as set forth below:

Bond & Mortgage Securities Fund	LargeCap Growth Fund I	Principal LifeTime 2040 Fund
Bond Market Index Fund *	LargeCap Growth Fund II	Principal LifeTime 2045 Fund
California Municipal Fund	LargeCap S&P 500 Index Fund	Principal LifeTime 2050 Fund
Core Plus Bond Fund I	LargeCap Value Fund	Principal LifeTime 2055 Fund
Diversified International Fund	LargeCap Value Fund I	Principal LifeTime Strategic Income Fund
Diversified Real Asset Fund *	LargeCap Value Fund III	Real Estate Securities Fund
Equity Income Fund	MidCap Blend Fund	SAM Balanced Portfolio **
Global Diversified Income Fund	MidCap Growth Fund	SAM Conservative Balanced Portfolio **
Global Multi-Strategy Fund *	MidCap Growth Fund III	SAM Conservative Growth Portfolio **
Global Real Estate Securities Fund	MidCap S&P 400 Index Fund	SAM Flexible Income Portfolio **
Government & High Quality Bond Fund	MidCap Value Fund I	SAM Strategic Growth Portfolio **
High Yield Fund	MidCap Value Fund III	Short-Term Income Fund
High Yield Fund I	Money Market Fund	SmallCap Blend Fund
Income Fund	Preferred Securities Fund *	SmallCap Growth Fund
Inflation Protection Fund	Principal Capital Appreciation Fund	SmallCap Growth Fund I
International Emerging Markets Fund	Principal LifeTime 2010 Fund	SmallCap Growth Fund II
International Equity Index Fund *	Principal LifeTime 2015 Fund	SmallCap S&P 600 Index Fund
International Fund I	Principal LifeTime 2020 Fund	SmallCap Value Fund
International Value Fund I	Principal LifeTime 2025 Fund	SmallCap Value Fund II
LargeCap Blend Fund II	Principal LifeTime 2030 Fund	Small-MidCap Dividend Income Fund *
LargeCap Growth Fund	Principal LifeTime 2035 Fund	Tax-Exempt Bond Fund

*  These Funds have a fiscal year end of August 31.  For all other Funds, the fiscal year end is October 31.
** Strategic Asset Management (SAM) Portfolio.

The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the Funds is Principal Management Corporation (“PMC” or the “Manager”).  Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes of the Funds.  Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”).  Their address is the Principal Financial Group, Des Moines, Iowa 50392-2080.

PFI will furnish, without charge, copies of its most recent annual and semi-annual reports to shareholders to any shareholder upon request. To obtain a report, please contact PFI by calling our shareholder services department toll free at 1-800-222-5852 or by writing to PFI at the address above.

Summary of Proposals.  The Meeting is being held to consider a number of matters.  The proposals to be voted upon, and the Funds to which each proposal applies, are set forth below.

	Proposal	Applicable Funds
Proposal 1	Election of the Board of Directors	All Shareholders

Proposal 2	Approval of Amended and Restated Articles of Incorporation	All Shareholders

Proposal 3	Approval of Amendment or Elimination of Certain Fundamental Investment Restrictions

3(a)	Approval of Amended Fundamental Restriction Relating to Senior Securities	All Funds

3(b)	Approval of Amended Fundamental Restriction Relating to Commodities	All Funds

3(c)	Approval of Amended Fundamental Restriction Relating to Real Estate	All Funds

3(d)	Approval of Amended Fundamental Restriction Relating to Borrowing	All Funds Except Bond Market Index, Diversified Real Asset, Global Multi-Strategy, International Equity Index, Preferred Securities and Small-MidCap Dividend Income Funds

3(e)	Approval of Amended Fundamental Restriction Relating to Making Loans	All Funds

3(f)	Approval of Amended Fundamental Restriction Relating to Diversification	All Funds Except California Municipal, Global Multi-Strategy, Global Real Estate Securities and Real Estate Securities Funds

3(g)	Approval of Amended Fundamental Restriction Relating to Concentration	All Funds Except Diversified Real Asset, Global Diversified Income, Global Real Estate Securities, Preferred Securities and Real Estate Securities Funds

3(h)	Approval of Amended Fundamental Restriction Relating to Underwriting	Principal LifeTime and Principal LifeTime Strategic Income Funds and SAM Portfolios

3(i)	Approval of Elimination of Fundamental Restriction Relating to Short Sales	All Funds Except Core Plus Bond I, Global Multi-Strategy and International I Funds

Proposal 4	Approval of Reclassification of the Global Real Estate Securities Fund from a “Diversified” to a “Non-diversified” Fund	Global Real Estate Securities Fund Only

Proposal 5	Approval of New Sub-Advisory Agreement with Principal Global Investors, LLC for the High Yield Fund	High Yield Fund Only

VOTING INFORMATION

Voting procedures.  We are furnishing this Proxy Statement to you in connection with the solicitation on behalf of the Board of proxies to be used at the Meeting.  The Board is asking permission to vote for you. If you complete and return the enclosed proxy ballot, the persons named on the ballot as proxies will vote your shares as you indicate on the proxy ballot or for approval of each matter for which there is no indication.  If you change your mind after you send in the ballot, you may change or revoke your vote by: (i) sending written notice to the Secretary of Principal Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

Please vote your shares by mailing the enclosed ballot and returning it in the enclosed postage paid envelope or by following the instructions on the ballot for voting by touch-tone telephone or via the Internet.

Voting rights.  Only shareholders of record at the close of business on January 6, 2012 (the "Record Date") are entitled to vote. The shareholders of all Funds will vote together on Proposal 1 regarding the election of Directors of PFI and Proposal 2 regarding approval of Amended and Restated Articles of Incorporation of PFI.  The shareholders of each Fund will vote together and not by class of shares on each other proposal that we intend to submit to the shareholders of that Fund.  You are entitled to one vote on each proposal submitted to the shareholders of a Fund for each share of the Fund you hold, and fractional votes for fractional shares held.  Certain of the proposals require for approval the vote of a "majority of the outstanding voting securities," which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (a "Majority of the Outstanding Voting Securities").  The affirmative vote of the holders of a plurality of the shares voted at the Meeting is required for the election of a Director under Proposal 1.  The affirmative vote of the holders of a majority of the shares entitled to vote at the Meeting is required for the approval of the Amended and Restated Articles of Incorporation under Proposal 2.

The number of votes eligible to be cast at the Meeting with respect to each Fund as of the Record Date and other share ownership information are set forth in Appendix A to this Proxy Statement.

Quorum requirements.  A quorum must be present at the Meeting for the transaction of business.  The presence in person or by proxy of one-third of the shares of each of the Funds outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund.  For Proposals 1 and 2, the presence in person or by proxy of one-third of the shares of PFI outstanding at the close of business on the Record Date constitutes a quorum.  Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue.  Under the 1940 Act, the affirmative vote necessary to approve certain of the proposals may be determined with reference to a percentage of votes present at the meeting, which would have the effect of counting abstentions as if they were votes against a proposal.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting as to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter with respect to a Fund will require the affirmative vote of the holders of a majority of the shares of the Fund cast at the Meeting.  The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

Solicitation procedures.  We intend to solicit proxies by mail. Officers or employees of PFI, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact.  They will not be specially compensated for these services.  Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies.  For those services, PFI will reimburse them for their out-of-pocket expenses.  PFI has retained the services of a professional proxy soliciting firm, Boston Financial Data Services, to assist in soliciting proxies and provide other services in connection therewith and estimates that the cost of such services will be approximately $1,872,909.

Expenses of the Meeting.  The Funds will pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies.

PROPOSAL 1

ELECTION OF THE BOARD OF DIRECTORS

(All Shareholders)

At its December 11-12, 2011 meeting, the Board increased the number of Directors from twelve to fourteen and named the fourteen persons listed below as nominees for election as Directors.  Unless you do not authorize it, your proxy will be voted in favor of the fourteen nominees.  Eleven of the nominees currently serve as Directors.  Two other nominees, Mr. Leroy T. Barnes, Jr.  and Mr. Tao Huang, were elected by the Board to begin serving as Directors effective at the Board meeting scheduled for March 2012.  The final nominee, Mr. Michael J. Beer, will become a Director effective at the Board meeting scheduled for June 2012 if he is elected as a Director at the Meeting.  The increase in the size of the Board is intended to permit the new Directors to have for a period of time the benefit of the continued service of two current Directors who, as described below and consistent with PFI’s retirement policy, will retire from the Board following its December 2012 meeting.

The following table presents certain information regarding the current Directors of PFI and the three new nominees, including their principal occupations which, unless specific dates are shown, are of more than five years duration.  In addition, the table includes information concerning other directorships each Director or nominee holds in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act, as well as in other companies.  Information is listed separately for those Directors and nominees who are “interested persons” (as defined in the 1940 Act) of PFI (the “Interested Directors”) and those Directors and nominees who are not interested persons of PFI (the “Independent Directors”).  Three of the nominees for Independent Director, Mr. Barnes, Mr. Damos and Mr. Huang, have not previously been elected Directors by the shareholders of PFI.  The Board’s Nominating and Governance Committee, comprised entirely of PFI’s Independent Directors, selected and nominated Mr. Barnes, Mr. Damos and Mr. Huang as candidates for Director upon the recommendations of one or more of the Independent Directors.  All individuals who are current Directors of PFI also serve as directors of Principal Variable Contracts Funds, Inc.  (“PVC”), another mutual fund sponsored by Principal Life, and all individuals who are nominees as Directors of PFI are also currently standing as nominees for election as directors of PVC and, if elected by its shareholders, will serve as directors of PVC.  If the same individuals are not elected by the shareholders of both PFI and PVC, the compositions of their boards will differ.  PFI and PVC (collectively, the “Fund Complex”) currently offer shares of a combined total of 97 portfolios or funds.

Each Director will serve until the next annual meeting of shareholders or until a successor is elected and qualified, except that, consistent with PFI’s retirement policy, Ms. Lukavsky and Mr. Gilbert will serve until the conclusion of the meeting of the Board to be held in December 2012.

Independent Directors and Nominees
Name, Address and Year of Birth	Position(s) Held with PFI	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Elizabeth Ballantine 711 High Street Des Moines, Iowa 50392 1948	Director (since 2004) Member Nominating and Governance Committee	Principal, EBA Associates (consulting and investments)	Durango Herald, Inc.; McClatchy Newspapers, Inc.
Leroy T. Barnes, Jr. 711 High Street Des Moines, Iowa 50392 1951	Nominee for Director	Retired	McClatchy Newspapers, Inc.; Herbalife Ltd.; Frontier Communications, Inc.; Longs Drug Stores

Kristianne Blake	Director (since 2006)	President, Kristianne Gates Blake,	Avista Corporation

Independent Directors and Nominees
Name, Address and Year of Birth	Position(s) Held with PFI	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
711 High Street Des Moines, Iowa 50392 1954	Member Operations Committee	P.S. (personal financial and tax planning)	(energy); Russell Investment Company,* Russell Investment Funds* (48 portfolios overseen)

Craig Damos 711 High Street Des Moines, Iowa 50392 1954	Director (since 2008) Member Operations Committee	President, The Damos Company (consulting services). Formerly Chairman/CEO/ President and Vertical Growth Officer, The Weitz Company (general construction)	Hardin Construction Company

Richard W. Gilbert 711 High Street Des Moines, Iowa 50392 1940	Director (since 2000) Member Audit Committee	President, Gilbert Communications, Inc. (business consulting)	Calamos Asset Management, Inc.

Mark A. Grimmett 711 High Street Des Moines, Iowa 50392 1960	Director (since 2004) Member Executive Committee and Nominating and Governance Committee	Executive Vice President and CFO, Merle Norman Cosmetics, Inc. (cosmetics manufacturing)	None

Fritz S. Hirsch 711 High Street Des Moines, Iowa 50392 1951	Director (since 2005) Member Audit Committee	CEO, MAM USA (manufacturer of infant and juvenile products). Formerly President, Sassy, Inc. (manufacturer of infant and juvenile products)	Focus Products Group (housewares)

Tao Huang 711 High Street Des Moines, Iowa 50392 1962	Nominee for Director	Formerly, Chief Operating Officer, Morningstar, Inc. (investment research)	Armstrong World Industries, Inc. (manufacturing)

William C. Kimball 711 High Street Des Moines, Iowa 50392 1947	Director (since 2000) Member Nominating and Governance Committee	Partner, Kimball – Porter Investments L.L.C.	Casey's General Stores, Inc.

Barbara A. Lukavsky 711 High Street Des Moines, Iowa 50392 1940	Director (since 1993) Member Operations Committee	President and CEO, Barbican Enterprises, Inc. (cosmetics manufacturing)	None

Daniel Pavelich 711 High Street Des Moines, Iowa 50392 1944	Director (since 2006) Member Audit Committee	Retired	Catalytic, Inc. (offshore software development)

* PFI and the funds of Russell Investment Funds and Russell Investment Company have one or more common sub-advisors.

Interested Directors
Name, Address, and Year of Birth	Position(s) Held with Fund	Positions with the Manager and its affiliates; Principal Occupation(s) During Past 5 Years**	Other Directorships Held
Michael J. Beer 711 High Street Des Moines, Iowa 50392 1961	Nominee for Director Executive Vice President (since 2001)
Executive Vice President and Chief Operating Officer, PMC. Executive Vice President, PFD (since 2006). President, Princor, PSS (since 2007). Director, PMC (since 2006), Princor, and PSS (since 2007). Vice President – Mutual Funds and Broker Dealer, PLIC.

None

Interested Directors
Name, Address, and Year of Birth	Position(s) Held with Fund	Positions with the Manager and its affiliates; Principal Occupation(s) During Past 5 Years**	Other Directorships Held
Ralph C. Eucher 711 High Street Des Moines, Iowa 50392 1952	Chairman, Director (since 1999), Member Executive Committee	Director, PMC (since 2008), PSS (since 2008), CCI (since 2009) and Spectrum. Chairman, PFD (2006-2008). Senior Vice President, PLIC.	None

Nora M. Everett 711 High Street Des Moines, Iowa 50392 1959	Chief Executive Officer President, Director (since 2008), Member Executive Committee
President and Director, PMC (since 2008). Director, PFD (since 2008), Princor (since 2008), PSS (since 2008), and Edge (since 2008). Chief Executive Officer, Princor (since 2009). Senior Vice President/Retirement & Investors Services, PLIC.
None

Correspondence intended for the Board or for an individual Director may be sent to the attention of the Board or the individual Director at 650 8th Street, Des Moines, Iowa 50392-2080. All communications addressed to the Board or to an individual Director received by PFI are forwarded to the full Board or to the individual Director.

Officers of PFI

The following table presents certain information regarding the current officers of PFI, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors. Each of the officers of PFI holds the same position with PVC.

Name, Address and Year of Birth	Officers Position(s) Held with PFI	Principal Occupation(s) During the Past 5 Years **
Michael J. Beer 711 High Street Des Moines, Iowa 50392 1961	Executive Vice President (since 2001)
Executive Vice President and Chief Operating Officer, PMC. Executive Vice President, PFD (since 2006). President, Princor, PSS (since 2007). Director, PMC (since 2006), Princor, and PSS (since 2007). Vice President – Mutual Funds and Broker Dealer, PLIC.

Randy L. Bergstrom 711 High Street Des Moines, Iowa 50392 1955	Assistant Tax Counsel (since 2005)	Counsel, PGI (since 2006) and PLIC.

David J. Brown 711 High Street Des Moines, Iowa 50392 1960	Chief Compliance Officer (since 2004)	Senior Vice President, PMC, PFD (since 2006), Princor, and PSS (since 2007). Vice President/Compliance, PLIC.

Jill R. Brown 1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762 1967	Senior Vice President (since 2007)	Senior Vice President, PMC, Princor, and PSS (since 2007). President, PFD (since 2010). Prior thereto, Senior Vice President and Chief Financial Officer, PFD (2006-2010).

Teresa M. Button 711 High Street Des Moines, Iowa 50392 1963	Treasurer (since 2011)	Treasurer (since 2011) for PMC, Princor, PSS, and Spectrum. Vice President and Treasurer since 2011 for PFD, PGI, PREI and Edge. Vice President and Treasurer, PLIC.

Cary Fuchs 1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762 1957	Senior Vice President of Distribution (since 2007)
Chief Operating Officer, PFD (since 2010). President, PFD (2007-2010). Senior Vice President/Mutual Fund Operations, PSS (since 2009). Vice President/Mutual Fund Operations, PSS (2007-2009). Director – Transfer Agent & Administrative Services, PLIC. Prior thereto, First Vice President, WM Shareholder Services and WM Funds Distributor, Inc.

Name, Address and Year of Birth	Officers Position(s) Held with PFI	Principal Occupation(s) During the Past 5 Years **
Stephen G. Gallaher 711 High Street Des Moines, Iowa 50392 1955	Assistant Counsel (since 2006)	Assistant General Counsel, PMC (since 2007), PFD (since 2007), Princor (since 2007), PSS (since 2007), and PLIC. Prior thereto, Second Vice President and Counsel.

Ernest H. Gillum 711 High Street Des Moines, Iowa 50392 1955	Vice President (since 2000) Assistant Secretary (since 1993)	Vice President and Chief Compliance Officer, PMC. Vice President, Princor, and PSS (since 2007).

Patrick A. Kirchner 711 High Street Des Moines, Iowa 50392 1960	Assistant Counsel (since 2002)	Assistant General Counsel, PMC (since 2008), Princor (since 2008), and PGI (since 2008) and PLIC.

Carolyn F. Kolks 711 High Street Des Moines, Iowa 50392 1962	Assistant Tax Counsel (since 2005)	Counsel, PGI and PLIC.

Jennifer A. Mills 711 High Street Des Moines, IA 50392 1973	Assistant Counsel (since 2010)	Counsel, PMC (since 2009), PFD (since 2009), Princor (since 2009), PSS (since 2009), and PLIC (since 2006).

Layne A. Rasmussen 711 High Street Des Moines, Iowa 50392 1958	Chief Financial Officer (since 2008), Vice President (since 2005) Controller (since 2000)	Vice President and Controller – Mutual Funds, PMC.

Michael D. Roughton 711 High Street Des Moines, Iowa 50392 1951	Counsel (since 1990)	Senior Vice President and Associate General Counsel, PMC and Princor. Senior Vice President and Counsel, PFD (since 2006), PSS (since 2007). Vice President and Associate General Counsel, PLIC.

Adam U. Shaikh 711 High Street Des Moines, Iowa 50392 1972	Assistant Counsel (since 2006)	Counsel, PMC (since 2007), PFD (since 2007), Princor (since 2007), PSS (since 2007) and PLIC (since 2006).

Dan L. Westholm 711 High Street Des Moines, Iowa 50392 1966	Assistant Treasurer (since 2006)	Director – Treasury, PMC, Princor (2008-2009), PSS (since 2007), and PLIC.

Beth C. Wilson 711 High Street Des Moines, Iowa 50392 1956	Vice President and Secretary (since 2007)	Vice President, PMC (since 2007) and Princor (2007-2009). Prior thereto, Segment Business Manager for Pella Corp.

**   Abbreviations used in this table:
•	Columbus Circle Investors (CCI)
•	Edge Asset Management, Inc. (Edge)
•	Princor Financial Services Corporation (Princor)
•	Principal Funds Distributor, Inc. (PFD)
•	Principal Global Investors, LLC (PGI)
•	Principal Life Insurance Company (PLIC)
•	Principal Management Corporation (PMC)
•	Principal Real Estate Investors, LLC (PREI)
•	Principal Shareholder Services, Inc. (PSS)
•	Spectrum Asset Management, Inc. (Spectrum)

Leadership Structure of the Board of Directors

Overall responsibility for directing the business and affairs of PFI rests with the Board of Directors, who are elected by PFI's shareholders.  In addition to serving on the Board of PFI, each Director serves on the Board of PVC.  The Board is responsible for overseeing the operations of PFI in accordance with the provisions of the 1940 Act, other applicable laws and PFI’s charter.  The Board elects the officers of PFI to supervise its day-to-day operations.  The Board meets in regularly scheduled meetings eight times throughout the year.  Board meetings may occur in-person or by telephone.  In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  Board members who are Independent Directors meet annually to consider renewal of PFI's advisory contracts.  The Board is currently composed of eleven members, nine of whom are Independent Directors.  Each Director has significant prior senior management and/or board experience.  As stated above, in December the Board set the number of Directors at fourteen and appointed two of three new nominees as Directors.  The appointment of the two new nominees for Director, Mr. Barnes and Mr. Huang, will become effective at the Board meeting scheduled for March 2012.  Mr. Beer, the third new nominee, will become a Director effective at the Board meeting scheduled for June 2012, if he is elected as a Director at the Meeting.

The Chairman of the Board is an interested person of PFI.  The Independent Directors of PFI have appointed a lead Independent Director whose role is to review and approve, with the Chairman, the agenda for each Board meeting and facilitate communication among PFI's Independent Directors as well as communication between the Independent Directors, management of PFI and the full Board.  PFI has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of PFI, including such items as the number of series or portfolios that comprise PFI, the variety of asset classes those series reflect, the net assets of PFI, the committee structure of the Board and the distribution arrangements of PFI.  The appropriateness of this structure is enhanced by PFI’s Board Committees, which are described below, and the allocation of responsibilities among them.

The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence and ability to work effectively with other Board members, a commitment to the interests of shareholders and, for each Independent Director, a demonstrated willingness to take an independent and questioning view of management.  In addition to these general qualifications, the Board seeks members who will build upon the diversity of the Board.  In addition to those qualifications, the following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Director for PFI.  As required by rules the SEC has adopted under the 1940 Act, PFI's Independent Directors select and nominate all candidates for Independent Director positions.

Independent Directors

Elizabeth Ballantine.  Ms. Ballantine has served as a director of PFI and PVC since 2004.  Through her professional training and experience as an attorney and her experience as a director of Principal Funds, investment consultant and a director, Ms. Ballantine is experienced in financial, investment and regulatory matters.

Leroy T. Barnes.  Mr. Barnes will begin serving as a director of PFI and PVC in March 2012.  From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation.  From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education and employment experience and experience as a director, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.

Kristianne Blake.  Ms. Blake has served as a Director of PFI and PVC since 2007.  From 1998-2007, she served as a Trustee of the WM Group of Funds. Ms. Blake has been a director of the Russell Investment Funds since 2000.  Through her education, experience as a director of mutual funds and employment experience, Ms. Blake is experienced with financial, accounting, regulatory and investment matters.

Craig Damos.  Mr. Damos has served as a Director of PFI and PVC since 2008.  Since 2011, Mr. Damos has served as the President of The Damos Company (consulting services). Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010 and Vertical Growth Officer from 2004-2006. From 2000-2004, he served as the Chief Financial Officer of Weitz Company.  From 2005-2008, Mr. Damos served as a director of West

Bank.  Through his education, experience as a director of Principal Funds and employment experience, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.

Richard W. Gilbert.  Mr. Gilbert has served as a Director of PFI and PVC since 2000.  From 1988-1993, he served as the Chairman of the Board of the Federal Home Loan Bank of Chicago.  Since 2005, Mr. Gilbert has served as a director of Calamos Asset Management, Inc.  Through his service as a director of Principal Funds and his employment experience, Mr. Gilbert is experienced with financial, regulatory and investment matters.

Mark A. Grimmett.  Mr. Grimmett has served as a Director of PFI and PVC since 2004.  He is a certified public accountant. Since 1996, Mr. Grimmett has served as the Chief Financial Officer for Merle Norman Cosmetics, Inc.  Through his service as a director of Principal Funds, his education and his employment experience, Mr. Grimmett is experienced with financial, accounting, regulatory and investment matters.

Fritz Hirsch.  Mr. Hirsch has served as a Director of PFI and PVC since 2005.  From 1983-1985, he served as Chief Financial Officer of Sassy, Inc. From 1986-2009, Mr. Hirsch served as President and Chief Executive Officer of Sassy, Inc.  Through his experience as a director of the Principal Funds and employment experience, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.

Tao Huang.  Mr. Huang will begin serving as a director of PFI and PVC in March 2012.  From 1996-2000, Mr. Huang served as Chief Technology Officer of Morningstar, Inc. and from 1998-2000 as President of the International Division of Morningstar.  From 2000-2011, Mr. Huang served as Chief Operating Officer of Morningstar.  Through his education and employment experience, Mr. Huang is experienced with technology, financial, regulatory and investment matters.

William Kimball.  Mr. Kimball has served as a Director of PFI and PVC since 2000.  From 1998-2004, Mr. Kimball served as Chairman and CEO of Medicap Pharmacies, Inc.  Prior to 1998,  he served as President and CEO of Medicap.  Since 2004, Mr. Kimball has served as director of Casey's General Stores, Inc.  Through his experience as a director of the Principal Funds and his employment experience, Mr. Kimball is experienced with financial, regulatory and investment matters.

Barbara Lukavsky.  Ms. Lukavsky has served as a Director of PFI and PVC since 1993.  Ms. Lukavsky founded Barbican Enterprises, Inc. and since 1994 has served as its President and CEO.  Through her experience as a director of the Principal Funds and employment experience, Ms. Lukavsky is experienced with financial, regulatory, marketing and investment matters.

Daniel Pavelich.  Mr. Pavelich has served as a Director of PFI and PVC since 2007.  From 1998-2007, Mr. Pavelich served as a Trustee of the WM Group of Funds.  From 1996-1999, he served as Chairman and CEO of BDO and as its Chairman from 1994-1996.  Through his education, experience as a director of mutual funds and his employment experience, Mr. Pavelich is experienced with financial, accounting, regulatory and investment matters.

Interested Directors

Michael J. Beer.  Mr. Beer will begin serving as a Director of PFI and PVC in June 2012, following election by shareholders.  Mr. Beer has served as Executive Vice President of PFI and PVC since 2001 and as Executive Vice President (since 2002), Chief Operating Officer (since 2006) and a director of PMC.  Since 2007, Mr. Beer has served  as the President and a director of Princor and PSS since 2007.  Prior to working for Principal, Mr. Beer worked for Wells Fargo and Deloitte Touche.  Through his education and employment experience, Mr. Beer is experienced with financial, accounting, regulatory and investment matters.

Ralph C. Eucher.  Mr. Eucher has served as a Director of PFI and PVC since 1999.  Mr. Eucher has served as a director of PMC and Princor since 1999.  He has been a Senior Vice President at Principal Financial Group, Inc. since 2002.  Through his professional training and experience as an attorney and his service as a director of Principal Funds and his employment experience, Mr. Eucher is experienced with financial, regulatory and investment matters.

Nora M. Everett.  Ms. Everett has served as a Director of PFI and PVC since 2008.  From 2004-2008, Ms. Everett was Senior Vice President and Deputy General Counsel at Principal Financial Group, Inc. From 2001-2004, she was

Vice President and Counsel at Principal Financial Group. Through her professional training, experience as an attorney, her service as a director of Principal Funds and her employment experience, Ms. Everett is experienced with financial, regulatory and investment matters.

Risk oversight forms part of the Board's general oversight of PFI and is addressed as part of various Board and Committee activities.  As part of its regular oversight of PFI, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, sub-advisors, PFI's Chief Compliance Officer, the independent registered public accounting firm for PFI, and internal auditors for PMC or its affiliates, as appropriate, regarding risks faced by PFI.  The Board, with the assistance of Fund management and PMC, reviews investment policies and risks in connection with its review of PFI's performance.  The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of PFI's compliance program and reports to the Board regarding compliance matters for PFI and its principal service providers.  In addition, as part of the Board's periodic review of PFI's advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.  With respect to valuation, the Board oversees a PMC valuation committee comprised of PFI officers and officers of PMC and has approved and periodically reviews valuation policies applicable to valuing PFI's shares.

The Board has established the following committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks PFI faces.

Board Committees

Audit Committee

The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex's accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex's financial statements; 2) the Fund Complex's compliance with certain legal and regulatory requirements; 3) the independent registered public accountants' qualifications and independence; and 4) the performance of the Fund Complex's independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager's internal auditors, Fund Complex management, and the Board. The Audit Committee is composed of Mr. Hirsch, Mr. Gilbert and Mr. Pavelich.

A copy of the Audit Committee Charter of the Board is included as Appendix B to this Proxy Statement.

Executive Committee

The Committee's primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval. The Executive Committee is composed of Mr. Grimmett, Mr. Eucher and Ms. Everett.

Nominating and Governance Committee

The primary purpose of the Nominating and Governance Committee is to oversee the structure and efficiency of the Board and the committees established by the Board.  The Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not "interested persons" of the Fund Complex for election to the Board.  Generally, the Committee requests director nominee suggestions from the committee members and management.  In addition, the Committee will consider Director candidates recommended by shareholders of the Fund Complex.

Recommendations should be submitted in writing to Principal Funds, Inc. at 650 8th Street, Des Moines, Iowa 50392.  When evaluating a person as a potential nominee to serve as an Independent Director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director.  The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board.  The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers these factors in evaluating the composition of the Board.  The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.  The Nominating and Governance Committee is composed of Ms. Ballantine, Mr. Grimmett and Mr. Kimball.

A copy of the Nominating and Governance Committee Charter of the Board is included as Appendix C to this Proxy Statement.

Operations Committee

The Committee's primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex, communications with the Fund Complex's shareholders, and review and oversight of the Fund Complex's operations.  The Operations Committee is composed of Ms. Blake, Mr. Damos and Ms. Lukavsky.

Board and Committee Meetings

The Bond Market Index, Diversified Real Asset, Global Multi-Strategy, International Equity Index, Preferred Securities and Small-MidCap Dividend Income Funds have a fiscal year ending on August 31.  All the other PFI Funds have a fiscal year ending on October 31.  For the Funds having fiscal years ended August 31, 2011 and October 31, 2011, respectively, the Board of Directors held the following Board and Board Committee meetings:

Board/Committee	Number of Meetings
	Fiscal Year 8/31/11 Funds	Fiscal Year 10/31/11 Funds
Board of Directors	8	8
Audit Committee	6	6
Executive Committee	0	0
Nominating and Governance Committee	4	5
Operations Committee	4	4

For the fiscal years ended August 31, 2011 and October 31, 2011, each current Director attended at least 75% of the aggregate number of meetings of the Board and of any Board Committees on which the Director served, held during the time the Director was a member of the Board.

Compensation

PFI does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to PFI by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an "interested person" received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount and the number of meetings attended.  These fees and expenses are divided among the portfolios of PFI and PVC based on their relative net assets.

The following table provides information regarding the compensation received by the Independent Directors from the PFI Funds during the 2011 fiscal years.  Information is provided separately for the Funds having fiscal years ended August 31, 2011 and October 31, 2011.  The table also provides information regarding the compensation received by the Independent Directors from the Fund Complex during the calendar year ended

December 31, 2011.  As stated above, the Fund Complex includes, in addition to the Funds of PFI, the funds of PVC.  The PVC funds have a calendar-year fiscal year.  PFI does not provide retirement benefits to any of the Directors.

Director	PFI Funds		Fund Complex
	FY Ended 8/31/11	FY Ended 10/31/11	Year Ended 12/31/11
Elizabeth Ballantine	$6,312	$137,642	$166,000
Kristianne Blake	$6,499	$141,945	$171,750
Craig Damos	$6,240	$136,348	$165,375
Richard W. Gilbert	$6,762	$144,335	$170,875
Mark A. Grimmett	$6,581	$147,933	$182,125
Fritz S. Hirsch	$6,541	$142,806	$173,250
William C. Kimball	$6,110	$133,765	$161,500
Barbara A. Lukavsky	$6,245	$136,250	$165,275
Daniel Pavelich	$6,341	$138,498	$167,750

Share Ownership

The following tables set forth the dollar range of the equity securities of each of the Funds, and the aggregate dollar range of the equity securities of all the funds within the Fund Complex, which the current Directors beneficially owned as of October 31, 2011.  As of that date, of the three new nominees for Director, only Mr. Beer beneficially owned any such securities.  As of October 31, 2011, each of the Directors listed in the table beneficially owned no shares of Funds that do not appear in the table.

As stated above, the Fund Complex includes the Funds of PFI and the separate series or funds of PVC.  For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest.  Only the Directors who are “interested persons” are eligible to participate in an employee benefit program which invests in the Funds.  Directors who beneficially owned shares of the funds of PVC did so through variable life insurance and variable annuity contracts issued by Principal Life.  As stated above, please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

A - $0	D - $50,001 up to and including $100,000
B - $1 up to and including $10,000	E - $100,001 or more
C - $10,001 up to and including $50,000

Independent Directors (Not Considered to Be “Interested Persons”)

Fund	Ballantine	Blake	Damos	Gilbert	Grimmett	Hirsch	Kimball	Lukavsky	Pavelich
Bond and Mortgage Securities Fund	A	A	A	D	D	A	A	A	A
Diversified International Fund	C	A	A	D	A	A	E	A	A
Diversified Real Asset Fund	A	A	C	A	D	C	E	A	A
Equity Income Fund	A	E	C	C	A	A	A	A	E
Global Diversified Income Fund	A	E	D	A	A	D	E	A	A
Government & High Quality Bond Fund	A	A	D	B	A	A	A	A	A
High Yield Fund	A	A	D	A	A	D	E	A	A
Income Fund	A	A	D	A	D	A	A	A	A
Inflation Protection Fund	A	A	C	A	D	A	A	A	A
International Emerging Markets Fund	C	A	A	A	A	A	E	A	A
LargeCap Growth Fund	A	A	A	D	A	A	E	A	A
LargeCap S&P 500 Index Fund	A	A	A	B	C	A	A	A	A
LargeCap Value Fund	A	A	A	C	A	A	A	A	A
MidCap Blend Fund	A	A	C	E	C	A	D	A	A

Fund	Ballantine	Blake	Damos	Gilbert	Grimmett	Hirsch	Kimball	Lukavsky	Pavelich
Money Market Fund	A	C	A	B	C	A	C	D	A
Mortgage Securities Fund	A	A	A	A	D	A	A	A	A
Preferred Securities Fund	A	D	D	A	A	A	E	A	A
Principal Capital Appreciation Fund	C	A	A	B	A	A	E	A	C
Principal LifeTime 2010 Fund	A	A	A	A	C	A	A	A	A
Real Estate Securities	C	A	A	A	A	A	E	A	A
SAM Balanced Portfolio	A	D	A	A	A	A	A	A	A
SAM Flexible Income Portfolio	A	A	C	A	D	D	A	A	A
SAM Strategic Growth Portfolio	A	D	A	A	A	A	A	A	A
Short-Term Income Fund	A	A	A	A	D	A	E	A	A
SmallCap Blend Fund	A	A	A	A	C	A	A	A	A
Tax-Exempt Bond	A	A	A	A	A	A	E	A	A

Total Fund Complex	E	E	E	E	E	E	E	E	E

Directors Considered to Be “Interested Persons”

Fund	Beer	Eucher	Everett	Principal Funds, Inc. (through participation in an Employee benefit plan)	Beer	Eucher	Everett
Diversified International Fund	A	C	A	Diversified International Fund	A	A	E
Equity Income Fund	A	C	A	Equity Income Fund	C	B	E
Government & High Quality Bond Fund	A	C	A	International Emerging Markets Fund	B	A	D
LargeCap Growth Fund	A	C	A	LargeCap Growth Fund	A	A	D
LargeCap S&P 500 Index Fund	A	C	A	LargeCap S&P 500 Index Fund	B	A	A
MidCap Blend Fund	B	C	A	LargeCap Value III Fund	A	A	A
Money Market Fund	A	B	A	MidCap Blend Fund	C	A	E
Principal Capital Appreciation Fund	A	B	A	MidCap Growth III Fund	B	A	A
SAM Balanced Portfolio	A	E	A	Money Market Fund	B	A	A
Tax-Exempt Bond Fund	A	E	A

				Total Fund Complex	E	E	E

Required vote.  The shareholders of all the Funds will vote together on the election of Directors.  The affirmative vote of the holders of a plurality of the shares voted at the Meeting is required for the election of a Director of PFI.

The Board of Directors unanimously recommends that shareholders vote “For” all the nominees.

PROPOSAL 2

APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

(All Shareholders)

At its December 11-12, 2011 meeting, the Board, including all the Independent Directors, unanimously approved and declared advisable, and the Board recommends that shareholders of PFI approve, proposed Amended and Restated Articles of Incorporation of PFI (the “Amended Articles”).

PFI is organized as a Maryland corporation and is subject to the Maryland General Corporation Law (“MGCL”).  Under the MGCL, PFI was formed and operates pursuant to its charter or Articles of Incorporation (the “Articles”).  The Articles set forth various provisions relating primarily to the governance of PFI and the Funds and the powers of PFI to conduct its business.  PFI was formed in 1993, and the Articles have subsequently been amended or supplemented from time to time.  Under the MGCL, an amendment to a Maryland corporation’s articles of incorporation generally requires shareholder approval, except for minor changes such as a change in the name of the corporation or, in the case of a mutual fund such as PFI, an increase or decrease in the number of shares that it is authorized to issue.  Shareholders of PFI most recently approved amendments to the Articles in 2005.  PMC has advised the Board and the Board agrees that, in view of recent regulatory and other changes, including changes to the MGCL, the Articles should be amended and updated.

The Amended Articles are intended principally to afford PFI and the Board the additional flexibility currently permitted under the MGCL, to accommodate possible future changes in the MGCL without requiring, and incurring the delay and expenses of holding, a meeting of shareholders, and to allow PFI to operate in a more efficient and economical manner.  The Amended Articles would amend and restate the Articles in a number of significant ways, for example, by:

(i)
providing additional protections to the Directors and officers of PFI, to the maximum extent permitted under the MGCL and the 1940 Act, with respect to limited liability, indemnification and advancement of expenses;

(ii)	providing PFI and the Board with additional flexibility to redeem shares and regulate small accounts through redemptions and/or small account fees;

(iii)
permitting shareholder action by consent (without a shareholders’ meeting), providing for alternative voting based on asset size rather than number of shares held, and eliminating certain appraisal rights;

(iv)	allowing the Board to convert shares of one class of shares of a Fund into shares of another class of the Fund without requiring shareholder approval;

(v)	confirming the authority of the Board generally to set or change sales charges and various administrative, recordkeeping, redemption and other fees;

(vi)	deleting the current provision, and substituting a new provision, relating to the authority of the Board to take action to maintain for a Fund or a share class a stable net asset value; and

(vii)	making certain technical or conforming changes.

These proposed amendments are briefly described below.  The specific language of each amendment is set forth in the Form of Amended and Restated Articles of Incorporation which is included as Appendix D to this Proxy Statement.  This Form of the Amended Articles has been marked to show the proposed changes from the current Articles.

Required vote.  The shareholders of all the Funds will vote together on the Proposal.  The vote required to approve the Proposal is a majority of the outstanding shares entitled to vote on the Proposal.  If shareholders do not approve the Amended Articles, the current Articles will remain in effect.

The Board of Directors unanimously recommends that shareholders vote “For” the Proposal.

Limited Liability and Indemnification

The current Articles provide that PFI will indemnify its Directors and officers to the maximum extent permitted by the MGCL and the 1940 Act.  They do not expressly provide for the advancement of expenses to Directors and officers who are parties to proceedings that may give rise to indemnification, nor do they contain any provision limiting the liability of Directors and officers for money damages.

Under the Amended Articles, PFI would continue to indemnify Directors and officers to the maximum extent permitted by the MGCL and the 1940 Act.  The Amended Articles would also expressly provide, consistent with MGCL Section 2-418 and to the same maximum extent, for the advance payment of expenses incurred by a Director or officer in a proceeding.  Under both the current and Amended Articles, the Board is also authorized to provide indemnification for its employees and agents.  The Amended Articles will extend this Board authority to encompass persons who served as directors, officers, employees or agents of a predecessor of PFI, for example, another mutual fund that has been acquired by or merged into PFI.

MGCL Section 2-405-2 permits a Maryland corporation, if its charter so provides, to limit the liability of its directors and officers for money damages under certain circumstances.  Specifically, under such a charter provision, a director or officer is not liable to the corporation or its shareholders for money damages unless the director or officer is: (i) determined to have actually received an improper benefit or profit in money, property or services, in which case the director or officer may be liable for the amount of such benefit or profit, or (ii) is adjudicated in a proceeding to have acted or failed to act with active and deliberate dishonesty and the act was material to the claim giving rise to the proceeding.  The Amended Charter would provide for the limitation of liability of Directors and officers to the maximum extent permitted by applicable law.  Under the MGCL, this limitation of liability would not prohibit equitable remedies, such as an injunction, against a Director or officer.

With respect to the proposed amendments relating to both indemnification and limitation of liability, the Amended Articles would provide that the Amended Articles could not be amended to limit or eliminate the protections afforded by these amendments with respect to acts or omissions that occurred prior to such amendments.

These provisions of the MGCL, and the proposed amendments described above, respond to concerns about increased litigation against corporate directors and officers, the willingness of qualified persons to serve as directors and officers and the potential adverse effects that the threat of personal liability may have on decision-making by directors and officers.  In addition, the proposed amendments, by referencing the MGCL and/or applicable law, will accommodate future changes in such laws without the need for further shareholder action.  The Board believes that these proposed amendments will enhance the ability of PFI to attract and retain qualified Directors and officers and are in the best interests of PFI and its shareholders.

Redemptions, Small Accounts and Related Fees

The current Articles permit PFI, upon notice, to redeem all remaining shares of a shareholder’s account the net asset value of which has fallen below a specified minimum amount as the result of a shareholder redemption.  The minimum amount may be determined by the Board from time to time but may not exceed $5,000.

Pursuant to MGCL Section 2-310.1(b), which applies only to mutual funds such as PFI, the Amended Articles would provide PFI with broad general authority to redeem shares of any shareholder.  This broad authority would afford PFI and the Board the maximum flexibility to, among other things, establish, and revise from time to time, procedures to regulate small accounts, without, for example, specified notice requirements or a specified maximum small account size that could only be changed with shareholder approval.  Under the Amended Articles, the Board would not only have flexibility to provide for the automatic redemption of small accounts but may also determine to provide for the continuation, rather than the redemption, of small accounts subject to an account maintenance fee.  Any such small account fee would generally be satisfied by the redemption of shares having a net asset value equal to the fee.

The Board believes that the proposed amendment, and the flexibility it will provide to regulate small accounts, are in the best interests of PFI and its shareholders.  Small accounts are costly to maintain.  Certain Fund expenses are assessed on an account by account basis, meaning that the same fee is assessed for each account, whether the account is large or small.  Because these expenses are paid in the aggregate by a Fund, or a particular share class, and indirectly by all the account holders of the Fund or share class, they may fall disproportionately on shareholders with larger accounts.  The proposed amendments would provide a means for shareholders who choose to maintain small accounts to bear a fairer proportion of the cost of such accounts.

Shareholder Voting Provisions and Appraisal Rights

The Amended Articles would effect, or potentially effect, shareholder voting provisions and appraisal rights.

Consent.  The current Articles are silent with respect to shareholder action by consent.  The MGCL, however, authorizes action by unanimous shareholder consent in certain circumstances.  It also authorizes shareholder action by means of less than unanimous consent  in certain circumstances.  Pursuant to MGCL Section 2-505(b)(2), the Amended Articles would generally permit shareholder action to be taken, without a shareholders’ meeting, by means of less than unanimous consent, that is, by the consent of not less than the minimum number of votes entitled to be cast at a meeting that would be necessary to approve the action.  This proposed amendment would afford PFI additional flexibility to obtain shareholder consent in situations in which a few shareholders have sufficient votes to approve a particular action.  This would allow PFI and the Funds to avoid the delay and expenses of holding a shareholders’ meeting under circumstances when the outcome of a vote is certain.

Voting.  The current Articles provide that shareholders are entitled to one vote for each share held and a fractional vote for fractional shares held, irrespective of the Fund or class of shares.  Under MGCL Section 2-105(b), however, if a corporation’s charter so provides, voting rights of shares of any Fund or share class may be made dependent upon “facts ascertainable outside the charter,” including a determination by the board of directors, and may vary among the holders of such shares.  The Amended Articles would permit the Board to determine, with respect to any matter submitted to shareholders, that the number of votes which shareholders are entitled to vote on such matter be calculated on the basis of the net asset value of shares rather than on the basis of one vote for each share outstanding.  This proposed amendment is intended to address circumstances in which there are large disparities in net asset value per share among the Funds resulting in inequitable voting rights among the shareholders of the various Funds in relation to the value of a shareholder’s investment.  For example, under some circumstances it may be viewed as inequitable for a holder of 100 shares of Fund A, having a net asset value per share of $2 (and an aggregate net asset value of $200) to have the same voting rights as a holder of 100 shares of Fund B, having a net asset value per share of $10 (and an aggregate net asset value of $1,000).  In order to implement such alternative voting rights, PFI would have to obtain an order from the SEC providing exemptive relief under the 1940 Act and would be subject to any conditions that might be set forth in the order.  PFI has no present plan to seek such exemptive relief.  If the proposed amendment is approved, however, PFI would be able to rely upon such relief, if sought and obtained, without the need for further shareholder approval of a charter amendment.

Appraisal rights.  Under MGCL Section 3-202, shareholders of a mutual fund such as PFI are not entitled to exercise appraisal rights provided that shares of the fund are valued at their net asset value in a transaction.  The same section of the MGCL was recently amended to provide that shareholders of a Maryland corporation will not have appraisal rights if a provision to such effect is included in its charter.  The Amended Articles would include such a charter provision to provide additional flexibility to PFI in the unlikely event of a transaction in which shares cannot be valued at their net asset value.  No such transaction is presently anticipated.

Automatic Conversion

The current Articles provide that the shares of a class of shares may be converted into shares of another class upon such terms and conditions as may be determined by the Board.  The Amended Articles would strengthen this provision by providing that, subject to the 1940 Act and applicable laws and regulations and to terms and conditions determined by the Board, shares of any Fund or any class of shares may be automatically converted into shares of any other Fund or class of shares based on the relative net asset values of such Funds or share classes at the time of conversion.  The terms and conditions of such conversion may vary within and among the Funds and share classes to the extent determined by the Board.  Exercise of the authority granted to the Board under this provision would not require shareholder approval.  This authority would permit the Board promptly to respond to developments and take actions regarding conversions that it believes to be in the best interests of particular share classes without incurring the delay and expenses of seeking shareholder approval.

Fees and Expenses

The Amended Articles would state expressly that the Board has broad general authority to establish or change with respect to shares of PFI any type of sales charge or load, administrative, recordkeeping, service or redemption fee or other fee or expense, which may be the same or different for any Funds or classes of shares of the Funds, in accordance with the 1940 Act and as set forth from time to time in PFI’s registration statement under the 1940 Act.  This provision is intended to acknowledge and make explicit the authority and maximum flexibility of the Board to determine appropriate fees and expenses for the Funds and share classes consistent with 1940 Act.  The current Articles do not expressly state this authority.

Stable Net Asset Value

The current Articles contain a provision authorizing the Board to take various actions, including the pro rata redemption of shares and effecting a reverse stock split, for purposes of maintaining the stable net asset value of the shares of a specific Fund.  This Fund no longer exists and, consequently, the Amended Articles would delete the provision as no longer relevant to any Fund.

The Amended Articles would substitute for the deleted provision a more general authority permitting the Board, with respect to any money market or stable value fund or any other fund that seeks to maintain a stable net asset value per share, to redeem pro rata from the shareholders of the fund or a share class of the fund sufficient outstanding shares (or fractional shares) of the fund or share class, or to take such other actions as may be permitted by the 1940 Act, to maintain for such fund or class a stable net asset value per share.  Specific authority to effect a reverse stock split is not included in the proposed amendment because MGCL Section 2-309 currently authorizes the board of a mutual fund such as PFI to effect a reverse stock split without shareholder approval.  Such a stock split may result in a combination of shares at a ratio of not more than ten shares to one share in any 12-month period.

Technical and Conforming Changes

The Amended Articles would include conforming changes or revisions to the extent necessary to reflect and accommodate the proposed amendments described above and to make various provisions consistent and consonant with applicable law.  For example, the current Articles require that payment for shares surrendered for redemption be made within three business days.  This requirement varies from, and will be revised to conform to, Section 22(e) of the 1940 Act which provides that payment upon the redemption of shares may not be postponed for more than seven days (subject to certain exceptions).  In addition, the Amended Articles would provide that actions that the Board may take under the Amended Articles may be taken by the officers of PFI, subject to the Board’s authorization.

PROPOSAL 3

APPROVAL OF AMENDMENT OR ELIMINATION OF
CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Introduction

PFI has adopted investment policies for each of the Funds.  Investment policies that can only be changed by a vote of shareholders are considered “fundamental.”  The 1940 Act requires that certain policies, including those dealing with the issuance of senior securities, purchasing or selling commodities or real estate, borrowing money and making loans, diversification, industry concentration, and underwriting securities of other issuers be fundamental.  The Board may elect to designate other policies as fundamental.  All of PFI’s fundamental policies are generally referred to as investment restrictions.

Shareholders of each Fund are being asked to approve amendments to certain fundamental investment restrictions, and the elimination of one fundamental investment restriction, to the extent applicable to the Fund.The amendment to or elimination of each investment restriction is set forth in a separate proposal below (Proposals 3(a) through 3(i)).

PMC has reviewed each of the current investment restrictions and has recommended to the Board that certain restrictions be amended or, in one case, eliminated.  PFI (including its predecessor funds) has adopted fundamental investment restrictions for the respective Funds at various times over a period of many years to reflect legal and regulatory requirements that applied, and business and industry conditions that prevailed, at the time of their adoption.  As a result, there are a number of variations in the restrictions relating to the same subject matter as they apply to different Funds.  The primary purpose of the proposed amendments is to conform and standardize the investment restrictions that apply and are expected to apply to the Funds of PFI as well other mutual funds in the Principal Fund Complex.  Standardizing the investment restrictions among the funds of the Principal Fund Complex is expected to facilitate more effective management of the Funds by PMC and the Funds’ sub-advisors, enhance monitoring compliance with applicable restrictions and eliminate conflicts among comparable restrictions resulting from minor variations in their terms.  In addition, to reflect changes over time in industry practices and regulatory requirements, the proposed amendments are intended to update those fundamental restrictions that are more restrictive than are required under the federal securities laws or eliminate a fundamental restriction that is not required.  The proposed amendments are also intended to simplify PFI’s fundamental restrictions and to incorporate maximum flexibility that will permit the investment restrictions to accommodate future regulatory changes without the need for further shareholder action.

The proposed amendments are not expected to have any material effect on the manner in which any Fund is managed or on its current principal investment objective.  Certain of the proposed amendments could give rise to an increase in the level of investment risk associated with an investment in the Funds.  Such increased investment risk, if any, is discussed below under the relevant proposal.

The Board has concluded that the proposed amendments to the investment restrictions and elimination of one investment restriction are appropriate and will benefit the Funds and their shareholders.  If approved by shareholders of a Fund, each amended investment restriction will become effective as to that Fund when PFI’s prospectus and/or statement of additional information are revised or supplemented to reflect the amendment.

Required vote.  Shareholders of each Fund will vote separately on each proposed amendment that applies to that Fund.  As to any Fund, approval of each of Proposals 3(a) – 3(i) will require the affirmative vote of a Majority of the Outstanding Voting Securities of that Fund.  If a proposed amendment is not approved by shareholders of a Fund, the current investment restriction will remain in effect as to that Fund.

The Board unanimously recommends that the shareholders of each Fund vote “For” each Proposal applicable to the Fund.

Organization of Proposals

As stated above, the amendment to or elimination of each investment restriction is set forth in a separate proposal below (Proposals 3(a) through 3(i)).  The Funds that will vote on each proposal are identified under the caption for that proposal, and each proposal will set forth the proposed amended fundamental restriction as well as the various restrictions that are currently in effect and the different Funds to which each current restriction applies.  For convenience, and in view of the number of PFI Funds and the variations in the current restrictions that apply to the Funds, the Funds to which a proposal or a current restriction applies, if not all Funds, will be identified by reference to the Fund groupings below.  For each proposal, the term “Funds” refers to the Funds voting on the particular proposal.

Group 1 Funds:
Bond & Mortgage Securities	LargeCap Blend II	MidCap Value III
California Municipal	LargeCap Growth	Money Market
Core Plus Bond I	LargeCap Growth I	Principal Capital Appreciation
Diversified International	LargeCap Growth II	Real Estate Securities
Equity Income	LargeCap S&P 500 Index	Short-Term Income
Global Diversified Income	LargeCap Value	SmallCap Blend

Global Real Estate Securities	LargeCap Value I	SmallCap Growth
Government & High Quality Bond,	LargeCap Value III	SmallCap Growth I
High Yield	MidCap Blend	SmallCap Growth II
High Yield I	MidCap Growth	SmallCap S&P 600 Index
Income	MidCap Growth III	SmallCap Value
Inflation Protection	MidCap S&P 400 Index	SmallCap Value II
International Emerging Markets	MidCap Value I	Tax-Exempt Bond
International Value I

Group 2 Fund:  International Fund I

Group 3 Funds:
Principal LifeTime Funds	Principal LifeTime 2035	Principal LifeTime Strategic Income
(Principal LifeTime 2010	Principal LifeTime 2040	Strategic Asset Management (SAM)
Principal LifeTime 2015	Principal LifeTime 2045	Portfolios (Balanced, Conservative
Principal LifeTime 2020	Principal LifeTime 2050	Balanced, Conservative Growth,
Principal LifeTime 2025	Principal LifeTime 2055)	Flexible Income and Strategic Growth)
Principal LifeTime 2030

Group 4 Funds:
Bond Market Index	Global Multi-Strategy	Preferred Securities
Diversified Real Asset	International Equity Index	Small-MidCap Dividend Income

PROPOSAL 3(a)

APPROVAL OF AMENDED FUNDAMENTAL RESTRICTION
RELATING TO SENIOR SECURITIES

(All Funds)

Under Section 18(f)(1) of the 1940 Act, a fund may not issue “senior securities,” a term that is defined, generally, to refer to obligations that have a priority over shares of the fund with respect to the distribution of its assets or the payment of dividends.  Senior securities include bonds, notes or other debt securities, or similar obligations or instruments that are securities and evidence indebtedness on the part of a fund.  Sections 8(b)(1)(C) and 13(a)(2) of the 1940 Act together require that PFI have a fundamental restriction addressing senior securities for each of the Funds.  SEC staff interpretations permit a fund, under certain conditions designed to limit a fund’s overall indebtedness, to engage in a number of types of transactions that might otherwise be considered to create senior securities.  For example, a fund may be required to segregate liquid assets equal in value to its potential exposure from a leveraged transaction.  Transactions that might be viewed as creating senior securities include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions).

Proposed restriction:  The Board is proposing that the Funds indicated above adopt the following fundamental investment restriction relating to senior securities:

Each Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Current restrictions:  Currently, PFI has three forms of fundamental restriction relating to senior securities that differ from the proposed restriction.  Each of these forms of restriction is set forth below and is followed by the name of the Fund group(s) to which it applies.

(1)  “Each Fund may not issue any senior securities as defined in the 1940 Act.  Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with [PFI’s fundamental restriction on borrowing] do not involve the issuance of a senior security.”
—Group 1, Group 2 and Group 4 (except for Global Multi-Strategy Fund)

(2)  “Each Fund may not issue senior securities as defined in the 1940 Act.  Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with [PFI’s fundamental restriction on borrowing] do not involve the issuance of a senior security.”
—Group 3

(3)  “Each Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”
—Global Multi-Strategy Fund (Group 4).

Discussion of proposed amendment.  The proposed amendment, which is substantially the same as current restriction (3) above, would conform each Fund’s restriction to a format that is expected to become standard for the funds in the Principal Fund Complex.  The proposed amendment would permit the Funds to issue senior securities in accordance with the most recent regulatory requirements, or, provided certain conditions are met, to engage in the types of transactions that have been interpreted by the SEC staff as not constituting the issuance of senior securities.  As stated above, these transactions include covered reverse repurchase transactions, short sales, certain options and futures transactions and other strategies.  Issuing senior securities may expose a Fund to counterparty risk, interest rate risk, and the risks of loss associated with borrowing to acquire additional investments, including the risk that the value of acquired investments could fall below the amount borrowed.  By simplifying the restriction relating to senior securities and referring to the limits under applicable law, the proposed amendment would give the Funds the maximum amount of flexibility to make permitted leveraged investments and engage in certain borrowings in a manner that is consistent with the 1940 Act.  The proposed amendment is not expected to have any immediate impact on the day-to-day management of the Funds.

PROPOSAL 3(b)

APPROVAL OF AMENDED FUNDAMENTAL RESTRICTION
RELATING TO COMMODITIES

(All Funds)

Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require that PFI have a fundamental restriction dealing with the purchase or sale of commodities for each of the Funds.  The most common types of commodities are physical commodities.  These include currencies and bulk goods such as oil, cotton, wheat and metals.  Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under certain circumstances, also be considered to be commodities.  Mutual funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.

Proposed restriction:  The Board is proposing that the Funds indicated above adopt the following fundamental investment restriction relating to commodities:

Each Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Current restrictions:  Currently, PFI has three forms of fundamental restriction relating to commodities that differ from the proposed restriction.  Each of these forms of restriction is set forth below and is followed by the name of the Fund group(s) to which it applies.

(1)  “Each Fund may not invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps, and securities backed by physical commodities.”
—Group 1, Group 2 and Group 4 (except for Global Multi-Strategy Fund)

(2)  “Each Fund may not purchase or sell commodities or commodities contracts except that the Fund may invest in underlying funds that may purchase or write interest rate, currency, and stock and bond index futures contracts and related options thereon.”
—Group 3

(3)  “Each Fund may not invest in physical commodities, but it may purchase, sell or enter into commodity futures contracts, financial futures contracts, options on such contracts, swaps, swaptions, securities or other instruments backed by physical commodities, forward and spot currency contracts and other financial contracts or derivative instruments.”
—Global Multi-Strategy Fund (Group 4)

Discussion of proposed amendment.  The current restrictions do not permit the Funds to purchase physical commodities.  Under the proposed amendment, each Fund would be permitted to purchase or sell commodities as permitted by the 1940 Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.  Currently, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities.  As a result, if this Proposal is approved by shareholders of a Fund, the Fund would have the flexibility to invest in physical commodities and contracts related to physical commodities to the extent PMC and/or the Board determine, as circumstances warrant, that such investments could assist the Fund in achieving its investment objective and are consistent with the best interests of the Fund’s shareholders.  If a Fund were to invest in a physical commodity or a contract related to a physical commodity, it would be subject to the additional risks of such an investment.  These may include price volatility, relative illiquidity and market speculation by other investors in such commodity or related contracts.

The proposed amendment also would permit the Funds to invest in securities, derivatives and other instruments backed by or linked to commodities of all types including physical commodities, other investment companies and other investment vehicles that invest in commodities or commodity linked investments.  Thus, the Funds will have additional flexibility to invest in all types of financial instruments that are considered to be commodities.  In addition, the proposed amendment is intended to reduce administrative burdens by simplifying and making uniform the investment restriction with respect to commodities that applies to all the Funds.

The proposed amendment is not expected to have any immediate impact on the day-to-day management of the Funds.

PROPOSAL 3(c)

APPROVAL OF AMENDED FUNDAMENTAL RESTRICTION
RELATING TO REAL ESTATE

(All Funds)

Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require PFI to have a fundamental restriction governing the purchase or sale of real estate for each of the Funds.  The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly.

Proposed restriction:  The Board is proposing that the Funds indicated above adopt the following fundamental investment restriction relating to real estate:

Each Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

Current restrictions:  Currently, PFI has two forms of fundamental restriction relating to real estate that differ from the proposed restriction.  Each of these forms of restriction is set forth below and is followed by the name of the Fund group(s) to which it applies.

(1)  “Each Fund may not invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.”
—Group 1, Group 2 and Group 4

(2)  “Each Fund may not purchase or sell real estate or interests therein, although the Fund may purchase underlying funds which purchase securities of issuers that engage in real estate operations and securities secured by real estate or interests therein.”
—Group 3

Discussion of proposed amendment.  The current restrictions permit the Funds to invest directly in securities issued by companies investing in real estate and interests in real estate as well as in mortgages and mortgage-backed securities.  The proposed amendment would permit the Funds to continue to invest in such securities and would, in addition, permit each Fund to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.  The proposed amendment is intended to reduce administrative burdens by simplifying and making uniform the investment restriction with respect to real estate that applies to all the funds of the Principal Fund Complex.

To the extent that a Fund acquires real estate or direct interests in real estate, such investments may be illiquid and subject to the risks and restrictions associated with illiquid investments.  Furthermore, direct investments in real estate are subject to the general risks associated with real estate investments, including rapid or dramatic changes in real estate values, changes in property taxes, overbuilding, variations in rental income, changes in interest rates, changes in tax treatment of such investments, and changes in regulatory requirements (e.g., environmental regulations).

The proposed amendment is not expected to have any immediate impact on the day-to-day management of the Funds.

PROPOSAL 3(d)

APPROVAL OF AMENDED FUNDAMENTAL RESTRICTION
RELATING TO BORROWING

(All Funds Except Group 4)

Under Section 18(f)(1) of the 1940 Act, a fund may not borrow money, except as expressly permitted by Section 18. Sections 8(b)(1)(B) and 13(a)(2) of the 1940 Act together require that PFI have a fundamental investment restriction addressing borrowing for each of the Funds.  Generally, a fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow an additional 5% of its total assets for temporary purposes from any other person.   Certain transactions that technically could constitute a borrowing, such as reverse repurchase agreements and mortgage dollar rolls, have been permitted by the SEC and its staff, subject to the satisfaction of certain conditions designed to reduce or eliminate the leveraging effects of such transactions.  A fund’s restriction on borrowing is closely related to its restriction on senior securities because borrowing by a fund is an activity that can give rise to a senior security issued by it.

Proposed restriction:  The Board is proposing that the Funds indicated above adopt the following fundamental investment restriction relating to borrowing:

Each Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Current restrictions:  Currently, PFI has two forms of fundamental restriction relating to borrowing that differ from the proposed restriction.  Each of these forms of restriction is set forth below and is followed by the name of the Fund group(s) to which it applies.

(1)  “Each Fund may not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.”
—Group 1

(2)  “Each Fund may not borrow money, except as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.”
—Group 2 and Group 3

Discussion of proposed amendment.  The proposed amendment does not differ materially from the above current restrictions and is identical to the current borrowing restriction that applies to Group 4 Funds.  The amendment is simply intended to make the borrowing restriction uniform for all the Funds by eliminating minor variations in language.  It continues to provide each Fund with maximum flexibility with respect to investments that might be viewed as involving “borrowing,” subject to limits imposed by applicable law as described above.  The proposed amendment also would conform PFI’s investment restriction relating to borrowing to a format that is expected to become standard for the funds in the Principal Fund Complex.

There are risks associated with borrowing.  Borrowing by a fund to acquire additional investments exposes the fund to a greater risk of loss because the value of the acquired investments could fall below the amount borrowed (which the fund must repay).  As a result, borrowing may cause the value of a fund’s shares to be more volatile than if the fund did not borrow.  In addition, to the extent a fund borrows money, it will pay interest on the borrowed amount, which will raise the overall expenses of the fund and reduce its returns.  The interest payable on borrowings may be more (or less) than the return the fund receives from the securities purchased with borrowed amounts. Additionally, a fund may also be forced to sell securities at inopportune times to repay borrowed amounts.

The proposed amendment is not expected to have any immediate impact on the day-to-day management of the Funds.

PROPOSAL 3(e)

APPROVAL OF AMENDED FUNDAMENTAL RESTRICTION
RELATING TO MAKING LOANS

(All Funds)

Sections 8(b)(1)(G) and 13(a)(2) of the 1940 Act together require that PFI have a fundamental restriction relating to the making of loans to other persons for each of the Funds.  In addition to a loan of cash, a loan may include certain transactions and investment-related practices under certain circumstances (e.g., lending portfolio securities, purchasing certain debt instruments and entering into repurchase agreements).

Proposed restriction:  The Board is proposing that the Funds indicated above adopt the following fundamental investment restriction relating to making loans:

Each Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Current restrictions:  Currently, PFI has four forms of fundamental restriction relating to making loans that differ from the proposed restriction.  Each of these forms of restriction is set forth below and is followed by the name of the Fund group(s) to which it applies.

(1)  “Each Fund may not make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities lent. This limit does not apply to purchases of debt securities or commercial paper.”
—Group 1 and Preferred Securities Fund (Group 4)

(2)  “Each Fund may not make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.”
—Group 2

(3)  “Each Fund may not make loans, except that the Fund may a) purchase underlying funds which purchase and hold debt obligations and b) enter into repurchase agreements. This limit does not apply to purchases of debt securities or commercial paper by the Fund or an underlying fund. For the purpose of this restriction, lending of fund securities by the underlying funds are not deemed to be loans.”
—Group 3

(4)  “Each Fund may not make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies, b) enter into repurchase agreements, c) participate in an interfund lending program with affiliated investment companies to the extent permitted by the 1940 Act or by any exemptions that may be granted by the Securities and Exchange Commission, and d) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities lent. This limit does not apply to purchases of debt securities or commercial paper.”
—Group 4 (except Preferred Securities Fund)

Discussion of proposed amendment.  The proposed amendment would permit each Fund to lend money and other assets to the full extent permitted under the 1940 Act.  Thus, the Funds could continue to engage in the types of transactions presently permitted by the current restrictions such as securities loans and repurchase agreements.  The proposed amendment is intended to provide the Funds with more flexibility in managing liquidity needs, conform the various current restrictions set forth above to a form that is expected to be standard for the funds of the Principal Fund Complex, and permit the investment restriction to accommodate future regulatory changes without the need for further shareholder action.  The proposed amendment is also intended to permit each Fund to participate as a lender in a proposed interfund lending program with affiliated investment companies.  Currently, pursuant to subsection (c) of current restriction (4) above, only Group 4 Funds (except the Preferred Securities Fund) may participate in such a program.  Making loans may involve certain risks.  For example, a borrower may not repay a loan, repayment of a loan may be delayed, or collateral for a loan may lose value.

PFI has received an Order from the SEC providing exemptions from certain provisions of the 1940 Act to permit the implementation of the proposed interfund lending program.  Pursuant to the SEC Order, the PFI Funds as well as other funds of the Principal Fund Complex (excluding money market funds) are permitted, subject to their investment restrictions and to compliance with the conditions of the Order, to lend and borrow money for temporary purposes directly to and from each other.  No Fund may participate in interfund lending unless it has fully disclosed in its prospectus and/or statement of additional information all material facts about its intended participation.

 At any particular time, some Funds will have excess cash which they may lend to banks or other entities by entering into repurchase agreements or use to purchase other short-term instruments.  At the same time, other Funds may need to borrow money from banks for temporary purposes to satisfy redemption requests, to cover unanticipated cash shortfalls such as a trade "fail" in which cash payment for a security sold by a Fund has been delayed, or for other temporary purposes.  When the Funds borrow from banks, or pursuant to a joint line of credit which they maintain with their custodian bank, they incur charges and/or commitment fees.  Under the proposed interfund lending program, a borrowing Fund will pay lower interest rates than those that would be payable under short-term loans offered by banks, and a Fund making a short-term cash loan directly to another Fund will earn interest at a rate higher than it otherwise could obtain from investing its cash in repurchase agreements or purchasing shares of a money market fund.  Thus, the proposed interfund credit facility is intended to benefit both borrowing and lending Funds.  The Funds’ current and proposed amended investment restrictions relating to borrowing, as described under Proposal 3(d) above, permit Funds to participate in the interfund lending program as borrowers.

Approval of the proposed amendment under this Proposal is necessary to permit the Funds (other than certain Group 4 Funds as described above) to participate as lenders.

The proposed amendment is not expected to have any immediate impact on the day-to-day management of the Funds.

PROPOSAL 3(f)

APPROVAL OF AMENDED FUNDAMENTAL RESTRICTION
RELATING TO DIVERSIFICATION

(All Funds Except California Municipal, Global Real Estate Securities and
Real Estate Securities (Group 1) and Global Multi-Strategy (Group 4))

Section 5(b)(1) of the 1940 Act sets forth the requirements that must be met for an open-end investment company to be diversified. Section 13(a)(1) of the 1940 Act provides that an investment company may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of its outstanding voting securities.

A diversified fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, a diversified fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, a diversified fund may not hold more than 10% of the outstanding voting securities of any one issuer.  Under the 1940 Act, these restrictions do not apply to U.S. government securities, securities of other investment companies, cash and cash items.  A  non-diversified fund is generally considered to be subject to greater risk than a diversified fund because a non-diversified fund invests in a smaller number of investments than a diversified fund.

Proposed restriction:  The Board is proposing that the Funds indicated above adopt the following fundamental investment restriction relating to diversification:

Each Fund has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Current restrictions:  Currently, PFI has three forms of fundamental restriction relating to diversification that differ from the proposed restriction.  Each of these forms of restriction is set forth below and is followed by the name of the Fund group(s) to which it applies.

(1)  “Each Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund.”
—Group 1 (except for California Municipal, Global Real Estate Securities and Real Estate Securities) and Group 4 (except for Preferred Securities, Global Multi-Strategy and Small-MidCap Dividend Income)

(2)  “Each Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.”
— Group 2

(3)  “Each Fund will maintain at least 75% if its assets in cash, cash items, government securities (as defined in the 1940 Act), securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 per centum of the value of the total assets of the Small-MidCap Dividend Income Fund and to not more than 10 per centum of the outstanding voting securities of such issuer.”

—Small-MidCap Dividend Income Fund (Group 4)

Discussion of proposed amendment.  The proposed amendment would modify each Fund’s fundamental restriction regarding the Fund’s classification as a “diversified” fund under the 1940 Act to rely on the definition of the term “diversified” in the 1940 Act rather than stating the relevant limitations expressed under current law.  By relying on the definition of the term “diversified,” the proposed amendment will clarify that securities issued by other investment companies are not subject to the fundamental restriction regarding portfolio diversification.  This clarification will permit the Group 3 Funds (Principal LifeTime Strategic Income and Principal LifeTime Funds and  SAM Portfolios), which invest principally in securities of other investment companies and are not subject to any of the current diversification restrictions, to be classified as diversified.

In addition, the proposed amendment is expected to reduce administrative burdens by simplifying and making uniform the fundamental restriction with respect to diversification that applies to all the Funds.

Approval by a Fund of the proposed amended restriction relating to diversification is not expected to increase the risk of an investment in the Fund.

PROPOSAL 3(g)

APPROVAL OF AMENDED FUNDAMENTAL RESTRICTION
RELATING TO CONCENTRATION

(All Funds Except Global Diversified Income, Global Real Estate Securities and
Real Estate Securities (Group 1), and Diversified Real Asset and Preferred Securities (Group 4))

Under the 1940 Act, a fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental.  The staff of the SEC takes the position that any fund that invests 25% or more of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry.

Proposed restriction:  The Board is proposing that the Funds indicated above adopt the following fundamental investment restriction relating to concentration:

Each Fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Current restrictions:  Currently, PFI has two forms of fundamental restriction relating to concentration that differ from the proposed restriction.  Each of these forms of restriction is set forth below and is followed by the name of the Fund group(s) to which it applies.

(1)  “Each Fund may not concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.
This restriction applies to the Bond Market Index, International Equity Index, LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index, except to the extent that the related Index also is so concentrated.”
—Group 1 (except for Global Diversified Income, Global Real Estate Securities and Real Estate Securities)
—Group 2
—Group 4 (except for Diversified Real Asset and Preferred Securities)

(2)  “Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will concentrate its investments in the mutual fund industry.  This restriction does not apply to the Fund's investments in the mutual fund industry by virtue of its investments in the underlying funds.  This restriction also does not apply to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities.”
—Group 3

Discussion of proposed amendment.  The proposed amendment would permit investment in an industry up to the limits permitted under the 1940 Act and related regulatory interpretations.  In addition, the proposed amendment is expected to reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restriction with respect to concentration.  Each Fund currently has, and will continue to have, a fundamental investment restriction that prohibits the Fund from concentrating its investments in any one industry.  As noted, the SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.  The Funds’ proposed fundamental restriction is consistent with this interpretation and will accommodate future regulatory changes without the need for further shareholder action.

Approval by a Fund of the proposed amended restriction relating to concentration is not expected to increase the risk of an investment in the Fund, except to the extent that future interpretations of the term “concentration” could permit the Fund to invest a greater percentage of its assets in issuers in a particular industry.  To the extent that a Fund takes a larger position in a particular industry, the Fund will be subject to greater industry and sector risks associated with that industry.

PROPOSAL 3(h)

APPROVAL OF AMENDED FUNDAMENTAL RESTRICTION
RELATING TO UNDERWRITING

(Group 3 Funds)

Sections 8(b)(1)(D) and 13(a)(2) of the 1940 Act together require that PFI have a fundamental investment restriction relating to the underwriting of securities for each of the Funds.  Section 12(c) of the 1940 Act prohibits those Funds that are diversified investment companies from making any underwriting commitments in excess of limits set forth in the Section.  None of the Funds intends to enter into formal underwriting commitments.  Certain Funds may acquire restricted securities (i.e., securities that may be sold only if registered under the Securities Act of 1933 or pursuant to an exemption from registration such as that provided by Rule 144A).  These acquisitions, however, are not deemed to be underwriting commitments within the meaning of Section 12(c).

Proposed restriction:  The Board is proposing that the Funds indicated above adopt the following fundamental investment restriction relating to underwriting:

Each Fund may not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

Current restrictions:  Currently, PFI has one form of fundamental restriction relating to underwriting that differs from the proposed restriction.  This form of restriction, which applies only to Group 3 Funds is set forth below:

(1)  “Each Fund may not act as an underwriter of securities, except to the extent that the Fund or an underlying fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.”
—Group 3

Discussion of proposed amendment.  The proposed amended restriction relating to underwriting is the same as the current such restriction that applies to Group 1, Group 2 and Group 4 Funds and to all the funds of PVC.  The proposed amendment, which will not result in any material change with respect to the current restriction for Group 3 Funds, will conform that restriction to the format that has become standard for the funds in the Principal Fund Complex.

The proposed amendment is not expected to have any immediate impact on the day-to-day management of the Funds.

PROPOSAL 3(i)

APPROVAL OF ELIMINATION OF FUNDAMENTAL RESTRICTION
RELATING TO SHORT SALES

(All Funds Except for Core Plus Bond I (Group 1), Group 2 and Global Multi-Strategy (Group 4))

A short sale involves the sale by a fund of a security that it does not own and that it borrows from a broker or other institution to complete the sale.   The 1940 Act does not require that funds state a fundamental investment restriction regarding short sales and, under current interpretations of the 1940 Act, a fund is restricted from making short sales unless the sale is “against the box” and the securities sold short are segregated, or the fund’s obligation to deliver the securities sold short is “covered” by segregating cash or liquid securities in an amount equal to the market value of the securities sold short.  A sale is not made “against the box” if a fund sells a security it does not own in anticipation of a decline in market price.  Selling securities short may be viewed in some cases as the issuance of a senior security under circumstances not permitted by Section 18 of the 1940 Act.  Each of the Funds indicated above is currently subject to a fundamental investment restriction that prohibits it from selling securities short except, with respect to certain Funds, under specified, limited circumstances.

Proposal:  The Board is proposing that the Funds indicated above eliminate their respective fundamental investment restrictions relating to making short sales of securities.

Current restrictions:  Currently, PFI has two forms of fundamental restriction relating to short sales.  Each of these forms of restriction is set forth below and is followed by the name of the Fund group(s) to which it applies.

 (1)  “Each Fund may not sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).”
—Group 1 (except for Core Plus Bond I)
—Group 4 (except for Global Multi-Strategy)

(2)  “Each Fund may not sell securities short.”
—Group 3

Discussion of proposal.  As stated above, a fund is not required to state a fundamental investment restriction relating to short sales of securities.  PMC believes that the current fundamental restrictions of the Funds are unduly restrictive in that there may be circumstances in which PMC or a Fund sub-advisor believes that a short sale is in the best interests of the Fund.  If the fundamental restrictions relating to short sales are eliminated, each Fund will have the maximum flexibility to be able to engage in short sales subject to its other investment restrictions and applicable law.  As stated above, permitted short sales must be covered or  fully collateralized.

The elimination of the current fundamental restrictions relating to short sales by a Fund is not expected to increase materially the risk of an investment in the Fund or to affect its management at this time.  However, to the extent that a Fund determines in the future to engage in short sales of securities, the Fund will become subject to certain risks that could under some circumstances be material.  Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund.  Other risks and costs to a fund of engaging in short sales include that the fund may be required to sell securities it would otherwise retain in order to raise cash to replace the borrowed securities, thus foregoing possible gains and/or selling at inopportune times, as well as incurring transaction costs.

PROPOSAL 4

APPROVAL OF RECLASSIFICATION OF THE GLOBAL REAL ESTATE SECURITIES FUND
FROM A “DIVERSIFIED” TO A “NON-DIVERSIFIED” FUND

(Global Real Estate Securities Fund Only)

The Board, including all the Independent Directors, has unanimously approved, and recommends that shareholders of the Global Real Estate Securities Fund approve, a proposed change in the classification, or the reclassification, of the Fund from a “diversified” to a “non-diversified” fund, as such terms are defined under the 1940 Act (the "Reclassification").  Generally, a fund that is non-diversified may invest a higher percentage of its assets in a smaller number of companies than a diversified fund.

The Global Real Estate Securities Fund is currently classified as a diversified fund under Section 5(b)(1) of the 1940 Act.  This means that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer.  With respect to the remaining 25% of the Fund's total assets, there is no limitation on the amount of assets the Fund may invest in any one issuer.  These restrictions, which do not apply to U.S. government securities or securities of other investment companies, are applied as of the time the Fund purchases a security of a particular issuer and are not deemed to be exceeded if securities already owned by the Fund increase in value relative to the Fund’s other holdings.

Section 13(a)(1) of the 1940 Act provides that shareholder approval is required for a fund to change its classification from a diversified to a non-diversified fund.  Pursuant to Rule 13a-1 under the 1940 Act, a fund that is classified as a non-diversified fund but operates temporarily as a diversified fund may change back to a non-diversified fund if it was diversified for less than three years.  The Fund's current classification as a diversified fund results from its having operated as a diversified Fund for more than three years.  Consequently, shareholder approval is required to restore its non-diversified classification.

PMC and the Fund’s sub-advisor, Principal Real Estate Investors, LLC, believe that the Fund will benefit from additional investment flexibility if the Fund operates as a non-diversified fund.  The Fund invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies principally engaged in the real estate industry (“real estate issuers”), including real estate investment trusts (“REITs”).  However, there are relatively few real estate issuers in the market that meet the sub-advisor’s investment criteria, and the number of real estate issuers has been declining due to, among other things, mergers and acquisitions.  Some 39 REITs currently represent almost 40% of the public real estate market.  Under these circumstances the sub-advisor has fewer companies to invest in to achieve Fund’s investment objective and is seeking the flexibility to invest more of the Fund’s assets in a smaller number of issuers.  The sub-advisor believes that the Reclassification will permit more effective management of the Fund under current market conditions and allow the Fund to better pursue its investment objective of providing shareholders with total return from both current income and capital appreciation.

It should be noted that, even if this Proposal is approved, the sub-advisor may or may not operate the Fund as non-diversified, depending on its assessment of the investment opportunities available from time to time. (As stated above, pursuant to Rule 13a-1, should the Fund operate as a “diversified” fund for a period of three consecutive years, it would revert to diversified status).

A non-diversified fund may invest more of its assets in the securities of fewer companies than if it were a diversified fund.  Because each investment may have a greater effect on a non-diversified fund's performance, a non-diversified fund would likely be more exposed to the risks of loss and volatility than a fund that invests more broadly.  It should be noted that, if this Proposal is approved and the Fund becomes non-diversified as described above, it would nonetheless remain subject to certain additional diversification requirements that apply to mutual funds under the Internal Revenue Code of 1986, as amended.  Thus, with respect to 50% of the Fund’s total assets, the Fund may not invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer.  With respect to the remaining 50% of the Fund's total assets, the Fund may not invest more than 25% of its assets in any one issuer.

Required Vote.  Approval of the Reclassification requires the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund.  If the required shareholder approval is not obtained, the Fund will continue to operate as a diversified fund.

The Board, including all the Independent Directors, recommends that shareholders of the Fund vote “For” the Proposal.

PROPOSAL 5

APPROVAL OF NEW SUB-ADVISORY AGREEMENT
WITH PRINCIPAL GLOBAL INVESTORS, LLC FOR THE HIGH YIELD FUND

(High Yield Fund Only)

At its meeting on December 11-12, 2011, the Board, including all the Independent Directors, unanimously approved a new sub-advisory agreement between PMC and Principal Global Investors, LLC (“PGI”) appointing PGI as the sub-advisor to the High Yield Fund.  If shareholders of the High Yield Fund approve the new sub-advisory agreement with PGI under this Proposal, PGI will replace Edge Asset Management, Inc. (“Edge”) as sub-advisor to the Fund effective April 9, 2012.

Both PGI and Edge are affiliates of PMC and members of the Principal Financial Group.  The new sub-advisory agreement reflects an internal re-assignment of personnel and is intended to permit the portfolio managers who currently manage the assets of the High Yield Fund for Edge to continue to do so as personnel of PGI.  Consequently, approval of the new sub-advisory agreement with PGI will not result in any change in the portfolio managers for the Fund.  It also will not result in any increase in the rates of the management fees the Fund pays to PMC as investment advisor or in any decrease in the level or quality of the sub-advisory services provided to the Fund.

If approved by shareholders, the new sub-advisory agreement will be dated April 9, 2012.  The current sub-advisory agreement with Edge, dated June 6, 2011, was most recently approved by the Board (including a majority of the Independent Directors) on September 13, 2011 in connection with the Board’s annual review and continuance of such agreements and by the shareholders of the Fund on December 15, 2006 in connection with the appointment of Edge as sub-advisor.

The New Agreement

The terms of the new sub-advisory agreement with PGI are the same in all material respects, including with respect to compensation, as those of the current sub-advisory agreement with Edge.  The following is a brief summary of the material terms of the agreements. This summary is qualified in its entirety by reference to the form of the new sub-advisory agreement attached as Appendix E to this Proxy Statement.

Under both the current and the new sub-advisory agreements, the sub-advisor, among other things:

(1)  provides investment advisory services to the Fund, including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objectives, investment policies and restrictions;

(2)  arranges for the purchase and sale of the Fund’s portfolio securities;

(3)  provides, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

(4)  advises and assists the officers of PFI in taking such steps as are necessary or appropriate to carry out the decisions of the Board regarding the general conduct of the investment business of the Fund; and

(5)  provides periodic reports regarding the investment services provided to the Fund.

Compensation.  Sub-advisory fees are paid by PMC, and are not an additional charge to the Fund.  Under the current and proposed new sub-advisory agreements, PMC pays the sub-advisor a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the Fund’s assets managed by the sub-advisor. The fee schedule under both the current and new sub-advisory agreements is the same and is set forth below.

Net Assets	Fee (Annualized rate)

All Assets	0.2643%

For the fiscal year ended October 31, 2011, PMC paid Edge under the current sub-advisory agreement a sub-advisory fee of $8,846,026 with respect to the Fund.  If the new sub-advisory agreement with PGI had been in effect for that fiscal year, the sub-advisory fee paid to PGI would have been the same.  The new sub-advisory agreement with PGI will not result in any increase in the rate of the management fees paid by the Fund to PMC.

PGI

PGI is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of PMC, and a member of the Principal Financial Group.  PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life.  PGI’s headquarters are located at 801 Grand Avenue, Des Moines, IA 50392.  Its other primary asset management office is in New York.  Asset management offices of affiliated advisors are located in other cities outside the U.S. such as London, Sydney and Singapore.

PGI is currently the sub-advisor for the following Funds of PFI as well as a number of funds of PVC: Bond & Mortgage Securities, California Municipal, Disciplined LargeCap Blend, Diversified International, International Equity Index, International Emerging Markets, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap S&P 400 Index, Money Market, Principal LifeTime, Principal LifeTime Strategic Income, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index, SmallCap Value, Tax-Exempt Bond, a portion of the assets of Global Diversified Income, and a portion of the assets of MidCap Value III.

Management of PGI.  Set forth below are the names, positions with PGI and principal occupations of the principal executive officers and directors of PGI. The address of each such person is 711 High Street, Des Moines IA 50392.

Name	Position with PGI	Principal Occupation (If Different)

Randall Craig Mundt	Executive Director	Same

James Patrick McCaughan	Chief Executive Officer	President, Global Asset Management, PFG

Larry Donald Zimpleman	Board Chairman	Chairman, President and Chief
Executive Officer, PFG

Karen Elizabeth Shaff	Director	Executive Vice President and General Counsel, PFG

Patrick Gregory Halter	Executive Director	Same

David Michael Blake	Executive Director	Same

Barbara McKenzie	Executive Director/ Chief Operations Officer	Same

Jill Hittner	Executive Director/ Chief Financial Officer	Same

Name	Position with PGI	Principal Occupation (If Different)

Jeffery Hiller	Chief Compliance Officer-Global	Same

Minoo Seraji-Spellerberg	Chief Compliance Officer- North America	Same

Payments to Affiliates.  PGI is an affiliate of PMC and the Distributor.  For the fiscal year ended October 31, 2011, the Fund paid PMC management fees of $16,972,820 and the Distributor Rule 12b-1 distribution fees of $9,905,867.

Similar Investment Companies Advised by PGI.  PGI has advised PFI that it does not act as an investment advisor or sub-advisor to a registered investment company having investment objectives and policies similar to those of the Fund.

Board Evaluation of New Sub-Advisory Agreement

At its December 11-12, 2011 meeting, the Board considered whether to enter into a the new sub-advisory agreement with PGI on behalf of the Fund.

The Board considered the nature, quality and extent of services expected to be provided under the sub-advisory agreement with PGI.  The Board considered PGI’s reputation, qualifications and background as well as its investment approach.  The Board also considered its review, as part of its annual contract review, of the experience and skills of PGI’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel.  The Board noted that PGI provides sub-advisory services for other Funds of PFI.  In addition, the Board considered PMC’s program for identifying, recommending, monitoring and replacing sub-advisors and that PMC recommended PGI for the Fund based upon that program.

The Board reviewed the historical performance of the Fund, noted that the current portfolio managers of the Fund will continue to manage the Fund on behalf of PGI and that the sub-advisor change principally reflects an internal re-assignment of personnel of affiliated sub-advisors.  The Board concluded that the nature, quality and extent of services, including the investment performance, are expected to be satisfactory.

The Board also considered the proposed sub-advisory fee, noting that PMC compensates the sub-advisor from its own management fee so that shareholders pay only the management fee.  The Board also compared the proposed sub-advisory fee schedule to that of the existing sub-advisor of the Fund. The Board also considered its review, as part of its annual contract review, of the fees charged by PGI to other sub-advisory clients with substantially the same mandate.  The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the new sub-advisory agreement.  On the basis of the information provided, the Board concluded that the proposed fees were reasonable.

The Board also considered the character and amount of any incidental benefits to be received by the sub-advisor when evaluating the sub-advisory fees.  The Board noted that PMC informed the Board that PGI will not use soft dollars for the Fund.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the sub-advisory agreement are fair and reasonable and that approval of the sub-advisory agreement is in the best interests of the Fund.

Required vote.  Approval of the new sub-advisory agreement requires the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund.  If the required shareholder approval is not obtained, Edge will continue to serve as the Fund’s sub-advisor pending further Board or shareholder action.

The Board, including all the Independent Directors, recommends that shareholders of the Fund vote “For” the Proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Bond Market Index, Diversified Real Asset, Global Multi-Strategy, International Equity Index, Preferred Securities and Small-MidCap Dividend Income Funds have a fiscal year ending on August 31.  All the other PFI Funds have a fiscal year ending on October 31.

The firm of Ernst & Young LLP ("Ernst & Young") has been selected as the independent registered public accounting firm for the PFI Funds for their fiscal years ending August 31, 2012 and October 31, 2012, respectively, and served as such for the last two fiscal years of the Funds. The independent registered public accounting firm examines annual financial statements for PFI and reviews regulatory filings that include those financial statements.  Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available to answer appropriate questions.

The Audit Committee of the Board (the "Audit Committee") has adopted the following policy regarding approval and pre-approval of audit and non-audit services provided by the independent registered public accounting firm (the "independent auditor").

* * *

Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor.  This policy is established by the Audit Committee (the "Committee") of the Board of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. (the "Funds") effective for all engagements of the primary independent auditor.

1.           The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds.  For the purposes of this policy, Prohibited Services are:

•	Services that are subject to audit procedure during a financial statement audit;
•	Services where the auditor would act on behalf of management;
•	Services where the auditor is an advocate to the client's position in an adversarial proceeding;
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services;
•	Internal audit functions or human resources;
•	Broker or dealer, investment advisor, or investment banking services;
•	Legal services and expert services unrelated to the audit;
•	Tax planning services related to listed, confidential and aggressive transactions;
•	Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds including the immediate family members of such individuals;
•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

2.            (A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service.  The

Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting.  The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence.  The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3.           The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds.  Additionally, the provisions of this policy shall apply to non-audit services provided to PMC or an affiliate of PMC that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4.           Not less than annually, the primary independent auditor shall report to the Committee its independence policies, as well as all relationships that may bear on independence between the auditor and the Funds with respect to any services provided by the auditor, its subsidiaries or affiliates.

5.           The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period.  All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

6.           Neither the Funds or PMC may hire or promote any former partner, principal, shareholder or professional employee ("Former Employee") of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or PMC proposes to hire or promote the Former Employee.  Neither the Funds nor PMC shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or PMC during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC.  Upon termination of the primary independent auditor, the Funds or PMC shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.

7.           For persons recently promoted or hired into a financial reporting oversight role, any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.

8.           The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

* * *

The Audit Committee has considered whether the provision of non-audit services that were rendered to PFI’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to PFI that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Audit Fees.  During the last two fiscal years of the Funds, Ernst & Young has billed the following amounts for their professional services.

Fiscal Year 8/31 Funds	Fiscal Year 10/31 Funds
August 31, 2010 — $10,663	October 31, 2010 — $673,176
August 31, 2011 — $42,384	October 31, 2011 — $635,216

Audit—Related Fees.  Ernst & Young provided audit-related services to PFI that are not included under "Audit Fees" above.   These services related to the review of filings on Forms N-1A and N-14.

During the last two fiscal years of the Funds, Ernst & Young has billed the following amounts for their professional services.

Fiscal Year 8/31 Funds	Fiscal Year 10/31 Funds
August 31, 2010 — $0.00	October 31, 2010 — $40,000
August 31, 2011 — $4,000	October 31, 2011 — $14,000

Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Tax Fees.  Ernst & Young reviews the federal income tax returns and federal excise tax returns of PFI. In connection with this review, Ernst & Young reviews the calculation of PFI's dividend distributions that are included as deductions on the tax returns.  Ernst & Young also prepares and reviews Canadian income tax returns and provides services to identify passive foreign investment companies.

During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

Fiscal Year 8/31 Funds	Fiscal Year 10/31 Funds
August 31, 2010 — $0.00	October 31, 2010 — $296,650
August 31, 2011 — $29,585	October 31, 2011 — $221,378

Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees.  Ernst & Young has not billed PFI for other products or services during the last two fiscal years.

Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The aggregate non-audit fees Ernst & Young billed to PFI, its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to PFI for each of its last two fiscal years were as follows.

Fiscal Year 8/31 Funds	Fiscal Year 10/31 Funds
August 31, 2010 — $80,333	October 31, 2010 — $410,983
August 31, 2011 — $105,558	October 31, 2011 — $313,351

Ernst & Young provided no services during PFI’s last two fiscal years that the Audit Committee was required to approve pursuant to paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation  S-X.

OTHER MATTERS

We do not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement.  If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

PFI is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of PFI or any Fund must be received by us a reasonable time before we commence soliciting proxies for that meeting in order for such proposals to be included in the proxy materials relating to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

January 25, 2012
Des Moines, Iowa

It is important that proxies be returned promptly.  Therefore, shareholders who do not expect to attend the meeting in person are urged to complete, sign, and date and return the proxy ballot in the enclosed envelope.

APPENDIX A

OUTSTANDING SHARES AND SHARE OWNERSHIP

 The following table shows, as of the Record Date, the number of shares outstanding and entitled to vote of each class of shares of each Fund.  As indicated, not all Funds have all classes of shares outstanding.

FUND	SHARE CLASS	SHARES OUTSTANDING	FUND	SHARE CLASS	SHARES OUTSTANDING
BOND & MORTGAGE SECURITIES	A	12,225,646.629	PREFERRED SECURITIES	A	81,575,460.843
	B	586,052.044		C	71,765,039.720
	C	706,073.929		Institutional	154,076,301.983
	Institutional	140,863,404.228		J	2,711,165.651
	J	18,700,720.242		P	39,256,624.422
	R-1	1,030,675.713		R-1	139,576.689
	R-2	1,916,938.655		R-2	77,902.491
	R-3	3,861,716.737		R-3	418,874.607
	R-4	3,080,386.043		R-4	75,182.453
	R-5	5,714,751.183		R-5	159,972.732
BOND MARKET INDEX	Institutional	101,341,279.625	PRINCIPAL CAPITAL APPRECIATION	A	15,195,648.400
	J	2,978,668.109		B	1,652,980.834
	R-1	170,352.895		C	718,548.106
	R-2	381,465.020		Institutional	24,197,771.688
	R-3	600,311.046		P	240,324.419
	R-4	734,982.181		R-1	42,661.311
	R-5	1,397,714.276		R-2	47,201.530
CALIFORNIA MUNICIPAL	A	20,675,006.427		R-3	227,638.975
	B	263,485.580		R-4	248,246.446
	C	1,021,508.496		R-5	543,974.290
CORE PLUS BOND I	Institutional	281,193,260.813	PRINCIPAL LIFETIME 2010	A	3,086,139.073
	R-1	302,345.277		Institutional	96,347,487.796
	R-2	697,234.579		J	18,155,317.979
	R-3	2,090,297.343		R-1	1,903,553.147
	R-4	1,060,215.225		R-2	2,558,360.379
	R-5	2,688,028.687		R-3	7,006,016.214
DIVERSIFIED INTERNATIONAL	A	25,870,050.945		R-4	6,781,183.651
	B	1,137,659.292		R-5	9,611,524.704
	C	1,095,107.038	PRINCIPAL LIFETIME 2015	Institutional	49,704,582.475
	Institutional	234,388,002.033		R-1	1,667,292.309
	J	20,635,409.589		R-2	1,231,337.215
	P	76,740.902		R-3	5,787,855.671
	R-1	900,271.001		R-4	5,870,224.086
	R-2	1,543,468.335		R-5	4,429,460.948
	R-3	6,560,510.433	PRINCIPAL LIFETIME 2020	A	7,485,122.676
	R-4	4,590,384.225		B	644,576.391
	R-5	7,957,266.378		Institutional	291,337,262.690
DIVERSIFIED REAL ASSET	A	15,873,295.130		J	50,903,973.987
	C	3,503,284.270		R-1	5,135,407.053
	Institutional	61,821,516.171		R-2	6,612,289.849
	P	3,097,491.870		R-3	20,759,984.564
EQUITY INCOME	A	34,740,927.194		R-4	19,885,334.444
	B	4,854,109.845		R-5	27,928,708.901
	C	5,769,219.474	PRINCIPAL LIFETIME 2025	Institutional	59,414,462.372
	Institutional	148,216,626.046		R-1	1,702,733.116

FUND	SHARE CLASS	SHARES OUTSTANDING	FUND	SHARE CLASS	SHARES OUTSTANDING
	P	1,872,863.002		R-2	1,483,823.011
	R-1	146,187.801		R-3	7,380,796.134
	R-2	234,990.831		R-4	5,699,615.031
	R-3	1,495,542.898		R-5	6,471,742.952
	R-4	1,020,887.294	PRINCIPAL LIFETIME 2030	A	6,235,757.470
	R-5	2,090,801.974		B	596,572.143
GLOBAL DIVERSIFIED INCOME	A	80,774,037.273		Institutional	269,413,500.802
	C	59,718,335.647		J	50,956,332.114
	Institutional	42,923,457.130		R-1	4,516,493.580
	P	38,355,777.128		R-2	6,854,265.630
GLOBAL MULTI-STRATEGY	A	65,066.966		R-3	18,931,557.699
	Institutional	32,472,004.897		R-4	17,349,978.773
	P	1,000.000		R-5	25,727,051.321
GLOBAL REAL ESTATE SECURITIES	A	1,746,383.384	PRINCIPAL LIFETIME 2035	Institutional	38,748,958.470
	C	443,671.891		R-1	1,421,964.354
	Institutional	37,217,007.197		R-2	794,916.656
	P	490,638.061		R-3	5,313,788.838
GOVERNMENT & HIGH QUALITY BOND	A	38,205,521.093		R-4	3,902,375.811
	B	1,450,083.520		R-5	4,127,232.177
	C	7,643,383.907	PRINCIPAL LIFETIME 2040	A	3,987,792.178
	Institutional	88,693,964.554		B	439,777.039
	J	11,282,337.309		Institutional	165,100,893.220
	R-1	334,618.772		J	25,830,680.799
	R-2	629,704.617		R-1	3,048,503.509
	R-3	1,923,473.339		R-2	3,975,296.775
	R-4	880,587.707		R-3	11,180,242.828
	R-5	1,580,323.705		R-4	10,097,173.040
	P	1,255,554.237		R-5	14,901,233.879
HIGH YIELD	A	230,478,241.372	PRINCIPAL LIFETIME 2045	Institutional	18,356,049.150
	B	6,562,133.125		R-1	847,851.116
	C	69,935,965.994		R-2	476,227.622
	Institutional	91,729,782.478		R-3	3,457,353.737
	P	61,683,993.684		R-4	1,801,315.690
HIGH YIELD I	Institutional	162,504,237.084		R-5	2,082,248.155
INCOME	A	28,792,124.829	PRINCIPAL LIFETIME 2050	A	2,420,218.340
	B	1,909,374.295		B	133,822.359
	C	6,975,578.794		Institutional	77,331,848.988
	Institutional	129,313,808.214		J	6,487,391.814
	J	6,411,347.980		R-1	1,404,220.024
	P	1,124,579.530		R-2	1,865,008.744
	R-1	44,510.205		R-3	4,591,042.423
	R-2	43,675.000		R-4	4,275,579.894
	R-3	1,126,008.538		R-5	6,371,710.480
	R-4	233,877.065	PRINCIPAL LIFETIME 2055	Institutional	3,219,271.446
	R-5	1,175,070.421		R-1	102,085.053
INFLATION PROTECTION	A	3,639,434.953		R-2	44,059.681
	C	758,608.550		R-3	255,430.497
	Institutional	81,094,096.187		R-4	258,276.032
	J	1,783,954.619		R-5	258,370.408
	R-1	172,131.940	PRINCIPAL LIFETIME STRATEGIC	A	2,394,485.103
	R-2	123,967.017	INCOME	B	59,702.465
	R-3	614,096.328		Institutional	45,175,323.833
	R-4	127,728.940		J	6,056,993.703

FUND	SHARE CLASS	SHARES OUTSTANDING	FUND	SHARE CLASS	SHARES OUTSTANDING
	R-5	358,578.134		R-1	989,638.709
INTERNATIONAL EMERGING MARKETS	A	4,779,970.888		R-2	1,117,567.127
	B	435,161.891		R-3	3,158,238.050
	C	525,348.954		R-4	2,878,692.483
	Institutional	45,318,149.031		R-5	3,505,057.697
	J	7,302,819.761	REAL ESTATE SECURITIES	A	7,635,203.487
	P	93,679.935		B	486,232.845
	R-1	252,131.218		C	1,015,173.229
	R-2	420,128.155		Institutional	74,900,871.212
	R-3	1,702,212.557		J	7,641,938.546
	R-4	1,030,920.893		P	1,016,831.564
	R-5	1,402,624.037		R-1	395,778.862
INTERNATIONAL EQUITY INDEX	Institutional	60,947,844.954		R-2	767,831.655
	R-1	3,620.314		R-3	2,350,939.086
	R-2	2,433.223		R-4	2,005,927.755
	R-3	123,500.826		R-5	5,615,596.742
	R-4	628,907.661	SAM BALANCED PORTFOLIO	A	123,732,758.270
	R-5	564,957.817		B	20,555,382.736
INTERNATIONAL I	Institutional	112,035,119.487		C	42,797,361.788
	R-1	479,190.666		Institutional	19,392,724.120
	R-2	459,943.043		J	43,802,061.906
	R-3	968,811.987		R-1	427,268.200
	R-4	1,035,233.885		R-2	551,786.008
	R-5	539,749.092		R-3	2,191,353.224
INTERNATIONAL VALUE I	Institutional	145,765,187.730		R-4	1,892,902.495
LARGECAP BLEND II	Institutional	85,406,399.568		R-5	3,390,814.963
	J	10,000,584.591	SAM CONSERVATIVE BALANCED	A	32,549,709.442
	R-1	310,358.573	PORTFOLIO	B	4,513,184.491
	R-2	831,882.595		C	16,018,552.204
	R-3	2,241,027.585		Institutional	9,193,980.236
	R-4	1,577,994.748		J	24,514,816.750
	R-5	2,330,990.474		R-1	317,367.651
LARGECAP GROWTH	A	36,646,681.192		R-2	306,514.936
	B	1,539,407.293		R-3	1,453,079.367
	C	1,441,102.811		R-4	669,820.980
	Institutional	211,563,922.888		R-5	1,137,458.285
	J	5,640,286.587	SAM CONSERVATIVE GROWTH	A	83,345,292.614
	P	146,652.709	PORTFOLIO	B	15,156,924.070
	R-1	1,891,157.717		C	34,605,051.038
	R-2	1,034,874.298		Institutional	11,857,778.301
	R-3	4,052,166.506		J	18,764,067.216
	R-4	2,483,185.242		R-1	268,952.908
	R-5	15,017,688.733		R-2	435,587.134
LARGECAP GROWTH I	Institutional	343,450,494.893		R-3	955,744.304
	J	7,436,444.318		R-4	1,066,716.196
	R-1	439,948.395		R-5	2,232,787.160
	R-2	1,117,699.504	SAM FLEXIBLE INCOME PORTFOLIO	A	46,717,195.457
	R-3	7,675,303.334		B	5,172,127.284
	R-4	4,530,099.541		C	17,001,247.707
	R-5	16,350,864.618		Institutional	5,498,109.505
LARGECAP GROWTH II	Institutional	133,638,906.752		J	26,285,185.120
	J	3,817,384.651		R-1	71,052.499
	R-1	227,045.448		R-2	107,742.812

FUND	SHARE CLASS	SHARES OUTSTANDING	FUND	SHARE CLASS	SHARES OUTSTANDING
	R-2	458,314.710		R-3	597,118.519
	R-3	1,522,152.423		R-4	484,000.297
	R-4	1,092,957.538		R-5	494,279.300
	R-5	2,029,556.114	SAM STRATEGIC GROWTH	A	49,356,475.350
LARGECAP S&P 500 INDEX	A	17,352,393.994	PORTFOLIO	B	10,255,201.301
	C	843,337.149		C	19,669,149.908
	Institutional	152,119,790.616		Institutional	5,281,548.250
	J	36,719,983.454		J	10,916,147.567
	R-1	1,824,006.167		R-1	227,817.490
	R-2	3,948,641.089		R-2	158,184.751
	R-3	15,807,088.467		R-3	682,606.942
	R-4	13,654,052.230		R-4	400,003.189
	R-5	23,375,440.608		R-5	886,914.029
LARGECAP VALUE	A	16,590,917.134	SHORT-TERM INCOME	A	26,086,991.664
	B	388,052.961		C	7,555,484.879
	C	201,560.072		Institutional	53,420,924.057
	Institutional	139,552,255.220		J	6,219,787.571
	J	4,819,593.938		P	2,490,282.823
	R-1	137,321.594		R-1	69,911.652
	R-2	222,683.472		R-2	29,154.556
	R-3	280,053.517		R-3	272,742.081
	R-4	238,087.277		R-4	111,384.727
	R-5	464,127.590		R-5	211,882.714
LARGECAP VALUE I	Institutional	191,753,194.686	SMALLCAP BLEND	A	5,343,717.280
	R-1	390,340.444		B	266,814.240
	R-2	184,412.413		C	194,815.415
	R-3	315,254.408		Institutional	2,677,289.672
	R-4	340,487.170		J	6,207,834.748
	R-5	164,445.744		R-1	11,346.429
LARGECAP VALUE III	Institutional	103,759,663.929		R-2	85,618.408
	J	6,420,259.597		R-3	38,841.435
	R-1	264,803.959		R-4	134,081.063
	R-2	813,730.333		R-5	241,137.266
	R-3	1,283,723.200	SMALLCAP GROWTH	A	4,877,231.054
	R-4	814,370.278		B	183,288.235
	R-5	943,104.032		C	306,572.484
MIDCAP BLEND	A	54,129,874.613		Institutional	38,487.640
	B	2,044,979.521		J	3,372,564.376
	C	3,473,748.590		R-1	63,626.201
	Institutional	52,781,516.710		R-2	38,614.521
	J	15,202,975.794		R-3	77,144.365
	P	17,954,171.488		R-4	7,284.662
	R-1	154,142.738		R-5	423,107.971
	R-2	954,028.569	SMALLCAP GROWTH I	Institutional	115,287,611.288
	R-3	1,753,988.643		J	2,336,509.032
	R-4	3,994,342.670		R-1	241,520.852
	R-5	4,257,756.186		R-2	289,851.966
MIDCAP GROWTH	Institutional	6,574,938.002		R-3	1,205,093.775
	J	3,907,052.179		R-4	889,596.952
	R-1	222,934.271		R-5	2,156,589.980
	R-2	457,235.913	SMALLCAP GROWTH II	Institutional	14,930,748.134
	R-3	895,605.527		J	2,236,111.428
	R-4	1,080,889.914		R-1	130,948.668
	R-5	4,569,875.209		R-2	358,603.247
MIDCAP GROWTH III	Institutional	120,058,289.360		R-3	667,241.463
	J	3,228,744.189		R-4	472,969.709
	R-1	472,924.772		R-5	954,173.623
	R-2	764,947.088	SMALLCAP S&P 600 INDEX	Institutional	10,028,988.820
	R-3	2,906,719.885		J	5,937,625.876
	R-4	3,134,392.889		R-1	528,642.730

FUND	SHARE CLASS	SHARES OUTSTANDING	FUND	SHARE CLASS	SHARES OUTSTANDING
	R-5	3,296,010.769		R-2	928,784.356
MIDCAP S&P 400 INDEX	Institutional	14,511,951.788		R-3	3,055,013.108
	J	3,417,249.322		R-4	2,831,390.830
	R-1	688,336.814		R-5	6,074,270.725
	R-2	1,360,208.630	SMALLCAP VALUE	A	938,618.456
	R-3	5,786,361.705		B	135,962.971
	R-4	3,357,946.330		C	206,109.723
	R-5	6,542,879.986		Institutional	483,420.407
MIDCAP VALUE I	Institutional	99,138,126.703		J	2,765,716.462
	J	4,066,790.343		R-1	113,584.603
	R-1	499,603.916		R-2	134,276.423
	R-2	1,198,967.948		R-3	330,106.410
	R-3	2,943,720.876		R-4	158,885.222
	R-4	2,423,293.443		R-5	380,124.197
	R-5	3,399,328.217	SMALLCAP VALUE II	Institutional	103,727,663.109
MIDCAP VALUE III	Institutional	68,892.851		J	1,127,775.310
	J	6,540,801.235		R-1	212,514.179
	R-1	26,973.636		R-2	594,979.065
	R-2	83,724.064		R-3	1,268,269.498
	R-3	133,492.600		R-4	1,345,927.248
	R-4	86,653.915		R-5	1,404,149.131
	R-5	485,608.272	SMALL-MIDCAP DIVIDEND INCOME	A	739,306.877
MONEY MARKET	A	515,213,081.469		Institutional	23,673,695.003
	B	21,398,791.619		P	224,234.038
	C	25,650,639.594	TAX-EXEMPT BOND	A	31,615,719.742
	Institutional	259,359,853.498		B	354,447.334
	J	309,831,447.216		C	1,061,120.948
	R-1	8,420,438.300
	R-2	20,832,662.976
	R-3	46,916,680.070
	R-4	24,808,888.350
	R-5	86,405,746.620

 As of the Record date, the Directors and officers of PFI together owned beneficially less than 1% of the outstanding shares of any share class of any of the Funds.

 As of the Record date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of any of the Funds.

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
BOND & MORTGAGE SECURITIES (A)	5.80	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

BOND & MORTGAGE SECURITIES (B)	8.67	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

BOND & MORTGAGE SECURITIES (C)	23.93	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

BOND & MORTGAGE SECURITIES (C)	10.09	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

BOND & MORTGAGE SECURITIES (INSTITUTIONAL)	32.93	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (INSTITUTIONAL)	16.97	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (INSTITUTIONAL)	13.16	LIFETIME 2010 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (INSTITUTIONAL)	7.84	THE PRINCIPAL TRUST FOR POST-RETIREMENT
		FOR MEDICAL BENEFITS FOR EMPLOYEES 61021
		ATTN STEPHANIE WATTS S-001-S60
		PRINCIPAL FINANCIAL GROUP
		DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (INSTITUTIONAL)	7.58	LIFETIME STRATEGIC INCOME FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (INSTITUTIONAL)	5.00	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (R-1)	99.56	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (R-2)	99.50	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Share Class	Percentage of Ownership	Name/Address of Owner

BOND & MORTGAGE SECURITIES (R-3)	90.19	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (R-4)	96.13	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (R-5)	73.93	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (R-5)	11.00	DCGT AS TTEE AND/OR CUST
		FBO MEDICAL SERVICES OF NORTHWEST ARKANSAS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (INSTITUTIONAL)	23.85	DIVERSIFIED GROWTH
		DIVERSIFIED GROWTH ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (INSTITUTIONAL)	19.90	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-9992

BOND MARKET INDEX (INSTITUTIONAL)	15.08	DIVERSIFIED BALANCED
		DIVERSIFIED BALANCED ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (INSTITUTIONAL)	14.06	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (INSTITUTIONAL)	8.50	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (INSTITUTIONAL)	5.86	LIFETIME 2010 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (R-1)	75.33	DELAWARE CHARTER GUARANTEE & TRUST

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (R-1)	15.63	COUNSEL TRUST DBA MATC FBO
		NORTH SHORE ANIMAL HOSPITAL I
		401 K PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228

BOND MARKET INDEX (R-1)	7.04	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		NON-QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (R-2)	100.00	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (R-3)	83.12	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (R-4)	84.64	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (R-4)	8.83	DELAWARE CHARTER GUAR & TRUST CO
		FBO PRINCIPAL TRUST COMPANY
		SPARTAN SHOPS INC RETIREE HEALTH
		BENEFIT PLAN VEBA
		1013 CENTRE RD
		WILMINGTON DE 19805-1298

BOND MARKET INDEX (R-5)	88.70	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

CALIFORNIA MUNICIPAL (A)	64.56	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

CALIFORNIA MUNICIPAL (A)	8.19	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		SAINT LOUIS MO 63103-2523

CALIFORNIA MUNICIPAL (A)	5.36	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

CALIFORNIA MUNICIPAL (B)	60.68	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

CALIFORNIA MUNICIPAL (B)	10.00	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

CALIFORNIA MUNICIPAL (B)	8.94	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

CALIFORNIA MUNICIPAL (C)	33.51	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

CALIFORNIA MUNICIPAL (C)	19.92	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

CALIFORNIA MUNICIPAL (C)	6.57	UBS WM USA
		0O0 11011 6100 OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

CALIFORNIA MUNICIPAL (C)	5.93	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

CORE PLUS BOND I (INSTITUTIONAL)	57.87	PRINCIPAL LIFE INSURANCE CO CUST.
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

CORE PLUS BOND I (INSTITUTIONAL)	14.13	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND I (INSTITUTIONAL)	7.58	LIFETIME 2030 FUND

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND I (INSTITUTIONAL)	5.96	LIFETIME 2010 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND I (R-1)	95.36	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND I (R-2)	96.26	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND I (R-3)	96.09	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND I (R-4)	92.14	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND I (R-4)	5.77	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		NON-QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND I (R-5)	99.41	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (A)	6.24	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

DIVERSIFIED INTERNATIONAL (B)	16.19	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

DIVERSIFIED INTERNATIONAL (B)	8.60	PERSHING LLC

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

DIVERSIFIED INTERNATIONAL (C)	14.41	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

DIVERSIFIED INTERNATIONAL (INSTITUTIONAL)	12.55	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (INSTITUTIONAL)	11.34	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (INSTITUTIONAL)	10.42	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (INSTITUTIONAL)	10.15	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (INSTITUTIONAL)	8.08	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (INSTITUTIONAL)	7.58	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (P)	36.09	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

DIVERSIFIED INTERNATIONAL (P)	35.14	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

DIVERSIFIED INTERNATIONAL (P)	20.42	LPL FINANCIAL
		FBO CUSTOMER ACCOUNTS
		ATTN MUTUAL FUND OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046

DIVERSIFIED INTERNATIONAL (P)	6.91	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

DIVERSIFIED INTERNATIONAL (R-1)	95.17	DELAWARE CHARTER GUARANTEE & TRUST

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R-2)	97.08	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R-3)	92.09	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R-4)	95.61	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R-5)	93.04	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (A)	59.74	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

DIVERSIFIED REAL ASSET (C)	22.02	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

DIVERSIFIED REAL ASSET (C)	16.22	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

DIVERSIFIED REAL ASSET (C)	14.89	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

DIVERSIFIED REAL ASSET (C)	5.41	CITIGROUP GLOBAL MARKETS
		HOUSE ACCOUNT
		700 RED BROOK
		OWINGS MILLS MD 21117-5184

DIVERSIFIED REAL ASSET (INSTITUTIONAL)	19.74	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Share Class	Percentage of Ownership	Name/Address of Owner

DIVERSIFIED REAL ASSET (INSTITUTIONAL)	18.37	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-9992

DIVERSIFIED REAL ASSET (INSTITUTIONAL)	14.23	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (INSTITUTIONAL)	8.95	LIFETIME 2010 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (INSTITUTIONAL)	6.58	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (INSTITUTIONAL)	6.20	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (P)	40.01	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

DIVERSIFIED REAL ASSET (P)	22.23	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

DIVERSIFIED REAL ASSET (P)	20.78	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

DIVERSIFIED REAL ASSET (P)	7.55	LPL FINANCIAL
		FBO CUSTOMER ACCOUNTS
		ATTN MUTUAL FUND OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046

EQUITY INCOME (A)	26.19	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

EQUITY INCOME (A)	10.34	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

Fund/Share Class	Percentage of Ownership	Name/Address of Owner

EQUITY INCOME (A)	6.29	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

EQUITY INCOME (B)	55.38	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

EQUITY INCOME (B)	8.51	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

EQUITY INCOME (B)	5.80	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

EQUITY INCOME (C)	15.96	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

EQUITY INCOME (C)	13.86	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

EQUITY INCOME (C)	8.29	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

EQUITY INCOME (C)	7.30	CITIGROUP GLOBAL MARKETS
		HOUSE ACCOUNT
		700 RED BROOK
		OWINGS MILLS MD 21117-5184

EQUITY INCOME (INSTITUTIONAL)	33.48	PRINCIPAL LIFE INSURANCE CO CUST.
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

EQUITY INCOME (INSTITUTIONAL)	22.31	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME (INSTITUTIONAL)	18.65	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
EQUITY INCOME (INSTITUTIONAL)	11.87	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME (P)	34.86	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

EQUITY INCOME (P)	28.05	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

EQUITY INCOME (P)	27.02	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

EQUITY INCOME (R-1)	69.60	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME (R-2)	99.98	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME (R-3)	89.21	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME (R-4)	90.62	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME (R-5)	97.66	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME (A)	19.90	UBS WM USA
		0O0 11011 6100 OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		WEEHAWKEN NJ 07086-6761

GLOBAL DIVERSIFIED INCOME (A)	15.60	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GLOBAL DIVERSIFIED INCOME (A)	9.39	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

GLOBAL DIVERSIFIED INCOME (A)	7.41	CITIGROUP GLOBAL MARKETS
		HOUSE ACCOUNT
		700 RED BROOK
		OWINGS MILLS MD 21117-5184

GLOBAL DIVERSIFIED INCOME (A)	7.15	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

GLOBAL DIVERSIFIED INCOME (A)	6.98	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

GLOBAL DIVERSIFIED INCOME (C)	26.97	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

GLOBAL DIVERSIFIED INCOME (C)	15.74	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

GLOBAL DIVERSIFIED INCOME (C)	8.88	CITIGROUP GLOBAL MARKETS
		HOUSE ACCOUNT
		700 RED BROOK
		OWINGS MILLS MD 21117-5184

GLOBAL DIVERSIFIED INCOME (C)	8.60	UBS WM USA
		0O0 11011 6100 OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

GLOBAL DIVERSIFIED INCOME (C)	5.80	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

GLOBAL DIVERSIFIED INCOME (C)	5.73	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GLOBAL DIVERSIFIED INCOME (INSTITUTIONAL)	12.50	LIFETIME 2010 FUND

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME (INSTITUTIONAL)	11.55	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME (INSTITUTIONAL)	11.47	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME (INSTITUTIONAL)	11.14	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME (INSTITUTIONAL)	8.00	LIFETIME STRATEGIC INCOME FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME (INSTITUTIONAL)	6.45	LPL FINANCIAL
		A/C 1000-0005
		9785 TOWNE CENTRE DRIVE
		SAN DIEGO CA 92121-1968

GLOBAL DIVERSIFIED INCOME (P)	46.89	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

GLOBAL DIVERSIFIED INCOME (P)	32.58	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

GLOBAL DIVERSIFIED INCOME (P)	7.79	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

GLOBAL DIVERSIFIED INCOME (P)	6.00	LPL FINANCIAL
		FBO CUSTOMER ACCOUNTS
		ATTN MUTUAL FUND OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046

GLOBAL MULTI-STRATEGY FUND (A)	38.87	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GLOBAL MULTI-STRATEGY FUND (A)	7.72	CHRIS M LOUGHEED AND
		MARIA LOUGHEED JTWROS
		7 ICE POND TRL
		HOCKESSIN DE 19707-9412

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
GLOBAL MULTI-STRATEGY FUND (A)	6.37	PAUL SCHIEBER AND
		MARIE C SCHIEBER JTWROS
		770 KIMBALL AVE
		WESTFIELD NJ 07090-1956

GLOBAL MULTI-STRATEGY FUND (A)	6.21	PRINCIPAL LIFE INSURANCE CO CUST
		IRA DAVID L REICHART
		3111 COTTONWOOD DR
		WAUKEE IA 50263-8020

GLOBAL MULTI-STRATEGY FUND (INSTITUTIONAL)	14.86	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY FUND (INSTITUTIONAL)	13.44	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY FUND (INSTITUTIONAL)	12.44	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY FUND (INSTITUTIONAL)	10.92	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY FUND (INSTITUTIONAL)	6.84	LIFETIME 2010 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY FUND (INSTITUTIONAL)	6.83	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY FUND (INSTITUTIONAL)	6.62	LIFETIME 2015 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY FUND (INSTITUTIONAL)	6.56	LIFETIME STRATEGIC INCOME FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY FUND (INSTITUTIONAL)	5.08	LIFETIME 2025 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY FUND (P)	100.00	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

GLOBAL REAL ESTATE SECURITIES (A)	21.91	PERSHING LLC
		1 PERSHING PLZ

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		JERSEY CITY NJ 07399-0001

GLOBAL REAL ESTATE SECURITIES (A)	10.51	PIMS/PRUDENTIAL RETIREMENT
		AS NOMINEE FOR THE TTEE/CUST PL 002
		CITY OF JERSEY CITY
		1 JOURNAL SQUARE PLZ STE 4
		JERSEY CITY NJ 07306-4004

GLOBAL REAL ESTATE SECURITIES (C)	38.18	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

GLOBAL REAL ESTATE SECURITIES (C)	10.03	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GLOBAL REAL ESTATE SECURITIES (C)	8.57	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

GLOBAL REAL ESTATE SECURITIES (INSTITUTIONAL)	19.29	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES (INSTITUTIONAL)	11.06	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES (INSTITUTIONAL)	10.58	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES (INSTITUTIONAL)	9.46	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GLOBAL REAL ESTATE SECURITIES (INSTITUTIONAL)	7.78	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES (INSTITUTIONAL)	7.40	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES (INSTITUTIONAL)	6.98	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES (INSTITUTIONAL)	5.36	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
GLOBAL REAL ESTATE SECURITIES (P)	66.00	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

GLOBAL REAL ESTATE SECURITIES (P)	14.32	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

GLOBAL REAL ESTATE SECURITIES (P)	13.90	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

GOVERNMENT & HIGH QUALITY BOND (A)	18.30	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GOVERNMENT & HIGH QUALITY BOND (A)	16.50	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

GOVERNMENT & HIGH QUALITY BOND (B)	20.71	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

GOVERNMENT & HIGH QUALITY BOND (B)	15.41	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GOVERNMENT & HIGH QUALITY BOND (C)	26.02	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

GOVERNMENT & HIGH QUALITY BOND (C)	16.66	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GOVERNMENT & HIGH QUALITY BOND (C)	7.61	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

GOVERNMENT & HIGH QUALITY BOND (C)	6.61	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		ST PETERSBURG FL 33716-1102

GOVERNMENT & HIGH QUALITY BOND (C)	5.82	MLPF&S FOR THE SOLE
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST
		BUILDING ONE, 2ND FLOOR
		JACKSONVILLE FL 32246-6484

GOVERNMENT & HIGH QUALITY BOND (INSTITUTIONAL)	40.99	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (INSTITUTIONAL)	26.51	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (INSTITUTIONAL)	18.36	SAM CONS BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (INSTITUTIONAL)	11.26	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R-1)	93.89	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R-2)	94.49	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R-2)	5.51	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		NON-QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R-3)	82.82	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R-4)	88.53	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
GOVERNMENT & HIGH QUALITY BOND (R-5)	65.50	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R-5)	7.46	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		NON-QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R-5)	6.65	DCGT AS TTEE AND/OR CUST
		FBO MEDICAL SERVICES OF NORTHWEST ARKANSAS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVT & HIGH QUALITY BOND FUND (P)	60.75	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

GOVT & HIGH QUALITY BOND FUND (P)	19.09	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

GOVT & HIGH QUALITY BOND FUND (P)	9.37	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

GOVT & HIGH QUALITY BOND FUND (P)	9.25	LPL FINANCIAL
		FBO CUSTOMER ACCOUNTS
		ATTN MUTUAL FUND OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046

HIGH YIELD (A)	16.04	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

HIGH YIELD (A)	13.95	UBS WM USA
		0O0 11011 6100 OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

HIGH YIELD (A)	9.63	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

HIGH YIELD (B)	24.64	FIRST CLEARING LLC

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

HIGH YIELD (B)	16.15	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

HIGH YIELD (B)	12.59	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

HIGH YIELD (B)	11.72	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

HIGH YIELD (C)	23.29	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

HIGH YIELD (C)	14.69	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

HIGH YIELD (C)	10.30	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

HIGH YIELD (C)	8.47	UBS WM USA
		0O0 11011 6100 OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

HIGH YIELD (C)	7.00	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

HIGH YIELD (INSTITUTIONAL)	14.34	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

HIGH YIELD (INSTITUTIONAL)	8.38	LPL FINANCIAL
		A/C 1000-0005
		9785 TOWNE CENTRE DRIVE
		SAN DIEGO CA 92121-1968

HIGH YIELD (INSTITUTIONAL)	7.01	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Share Class	Percentage of Ownership	Name/Address of Owner

HIGH YIELD (INSTITUTIONAL)	6.95	NATIONWIDE TRUST COMPANY FSB
		C/O IPO PORTFOLIO ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029

HIGH YIELD (INSTITUTIONAL)	6.41	TD AMERITRADE INC FOR THE
		EXCLUSIVE BENEFIT OF OUR CLIENTS
		PO BOX 2226
		OMAHA NE 68103-2226

HIGH YIELD (INSTITUTIONAL)	6.33	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

HIGH YIELD (INSTITUTIONAL)	5.24	SAM CONS BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

HIGH YIELD (P)	55.73	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

HIGH YIELD (P)	24.98	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

HIGH YIELD (P)	7.42	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

HIGH YIELD I (INSTITUTIONAL)	22.83	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

HIGH YIELD I (INSTITUTIONAL)	21.88	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

HIGH YIELD I (INSTITUTIONAL)	16.41	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING H-221
		711 HIGH ST
		DES MOINES IA 50392-0001

HIGH YIELD I (INSTITUTIONAL)	10.28	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME (A)	26.28	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT FBO CUSTOMERS

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

INCOME (A)	18.98	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

INCOME (A)	6.27	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

INCOME (B)	35.91	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

INCOME (B)	12.46	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

INCOME (B)	10.25	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

INCOME (C)	17.47	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

INCOME (C)	15.89	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

INCOME (C)	6.87	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

INCOME (C)	6.67	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

INCOME (INSTITUTIONAL)	35.12	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME (INSTITUTIONAL)	23.62	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME (INSTITUTIONAL)	16.19	SAM CONS BALANCED PORTFOLIO PIF

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME (INSTITUTIONAL)	9.85	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME (INSTITUTIONAL)	8.35	PRINCIPAL LIFE INSURANCE CO CUST.
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

INCOME (P)	48.83	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

INCOME (P)	27.76	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

INCOME (P)	7.72	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

INCOME (P)	5.80	LPL FINANCIAL
		FBO CUSTOMER ACCOUNTS
		ATTN MUTUAL FUND OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046

INCOME (R-1)	99.85	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME (R-2)	97.31	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME (R-3)	99.94	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME (R-4)	92.59	DCGT AS TTEE AND/OR CUST

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME (R-5)	49.40	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME (R-5)	38.13	ORCHARD TRUST COMPANY
		FBO HEARTLAND HEALTH
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002

INCOME (R-5)	6.59	ORCHARD TRUST COMPANY CUSTODIAN
		FBO HEARTLAND HLTH SAVS PLN 403B
		C/O FASCORE LLC
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002

INFLATION PROTECTION (A)	21.79	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

INFLATION PROTECTION (A)	20.25	LPL FINANCIAL
		A/C 1000-0005
		9785 TOWNE CENTRE DRIVE
		SAN DIEGO CA 92121-1968

INFLATION PROTECTION (A)	6.91	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

INFLATION PROTECTION (C)	17.75	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

INFLATION PROTECTION (C)	14.47	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

INFLATION PROTECTION (C)	5.40	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

INFLATION PROTECTION (INSTITUTIONAL)	37.06	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

INFLATION PROTECTION (INSTITUTIONAL)	25.71	LIFETIME 2010 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (INSTITUTIONAL)	15.55	LIFETIME STRATEGIC INCOME FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (INSTITUTIONAL)	6.01	LIFETIME 2015 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (INSTITUTIONAL)	5.80	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (R-1)	98.25	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (R-2)	87.12	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (R-2)	7.95	PRINCIPAL TRUST COMPANY
		FBO NQ SAVINGS PL OF MIDWEST
		ADMIN SERVICES
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

INFLATION PROTECTION (R-3)	97.80	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (R-4)	93.61	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (R-5)	83.22	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (R-5)	6.30	WELLS FARGO INST TRUST SERVICES
		FBO WORLD INSURANCE CO.
		EXECUTIVE SERP PLAN
		ATTN KATE MEYER
		733 MARQUETTE AVENUE
		MINNEAPOLIS MN 55402-2309

INTERNATIONAL EMERGING MARKETS (A)	15.88	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

INTERNATIONAL EMERGING MARKETS (B)	16.15	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

INTERNATIONAL EMERGING MARKETS (B)	15.01	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

INTERNATIONAL EMERGING MARKETS (C)	18.64	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

INTERNATIONAL EMERGING MARKETS (INSTITUTIONAL)	15.63	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (INSTITUTIONAL)	13.29	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (INSTITUTIONAL)	10.83	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (INSTITUTIONAL)	6.73	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (INSTITUTIONAL)	5.49	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (INSTITUTIONAL)	5.45	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

INTERNATIONAL EMERGING MARKETS (INSTITUTIONAL)	5.40	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (INSTITUTIONAL)	5.21	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (P)	35.10	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

INTERNATIONAL EMERGING MARKETS (P)	34.01	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

INTERNATIONAL EMERGING MARKETS (P)	22.48	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

INTERNATIONAL EMERGING MARKETS (R-1)	92.10	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (R-2)	99.45	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (R-3)	64.27	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (R-3)	25.90	DCGT AS TTEE AND/OR CUST
		FBO THE CHURCH OF GOD
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (R-4)	88.55	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (R-5)	85.80	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (INSTITUTIONAL)	20.41	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (INSTITUTIONAL)	14.74	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (INSTITUTIONAL)	14.49	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (INSTITUTIONAL)	13.89	DIVERSIFIED GROWTH
		DIVERSIFIED GROWTH ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (INSTITUTIONAL)	10.10	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-9992

INTERNATIONAL EQUITY INDEX (INSTITUTIONAL)	7.24	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R-1)	71.15	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R-1)	28.85	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

INTERNATIONAL EQUITY INDEX (R-2)	56.50	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R-2)	42.03	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

INTERNATIONAL EQUITY INDEX (R-3)	98.72	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R-4)	91.46	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R-5)	98.75	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		DES MOINES IA 50392-0001

INTERNATIONAL I (INSTITUTIONAL)	48.61	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

INTERNATIONAL I (INSTITUTIONAL)	13.49	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL I (INSTITUTIONAL)	12.47	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING H-221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL I (INSTITUTIONAL)	9.39	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL I (R-1)	97.67	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL I (R-2)	99.35	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

INTERNATIONAL I (R-3)	93.60	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

INTERNATIONAL I (R-4)	85.83	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

INTERNATIONAL I (R-4)	5.63	PRINCIPAL TRUST COMPANY
		FBO PROASSURANCE GRP SVC CORP
		NQ EXCESS
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

INTERNATIONAL I (R-4)	5.57	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		NON-QUALIFIED PRIN ADVTG OMNIBUS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
INTERNATIONAL I (R-5)	82.18	DELAWARE CHARTER GUARANTEE & TRUST
		FBO PRINCIPAL FINANCIAL GROUP
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL I (R-5)	6.84	WELLS FARGO INST TRUST SERVICES
		FBO WORLD INSURANCE CO.
		EXECUTIVE SERP PLAN
		ATTN KATE MEYER
		733 MARQUETTE AVENUE
		MINNEAPOLIS MN 55402-2309

INTERNATIONAL VALUE I (INSTITUTIONAL)	28.28	PRINCIPAL LIFE INSURANCE CO CUST.
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

INTERNATIONAL VALUE I (INSTITUTIONAL)	19.05	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL VALUE I (INSTITUTIONAL)	16.98	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL VALUE I (INSTITUTIONAL)	13.37	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL VALUE I (INSTITUTIONAL)	6.50	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP BLEND II (INSTITUTIONAL)	48.93	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LARGECAP BLEND II (INSTITUTIONAL)	10.86	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP BLEND II (INSTITUTIONAL)	9.49	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP BLEND II (INSTITUTIONAL)	9.41	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP BLEND II (INSTITUTIONAL)	8.41	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

Fund/Share Class	Percentage of Ownership	Name/Address of Owner

LARGECAP BLEND II (R-1)	98.85	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP BLEND II (R-2)	98.85	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP BLEND II (R-3)	97.11	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP BLEND II (R-4)	96.99	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP BLEND II (R-5)	93.71	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP GROWTH (A)	17.25	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

LARGECAP GROWTH (B)	33.21	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

LARGECAP GROWTH (B)	7.09	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

LARGECAP GROWTH (C)	11.49	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

LARGECAP GROWTH (C)	11.41	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

LARGECAP GROWTH (C)	5.27	FIRST CLEARING LLC

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

LARGECAP GROWTH (INSTITUTIONAL)	14.75	LIFETIME 2030 FUND

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH (INSTITUTIONAL)	13.84	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH (INSTITUTIONAL)	10.73	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH (INSTITUTIONAL)	9.90	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH (INSTITUTIONAL)	8.02	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH (INSTITUTIONAL)	6.51	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH (P)	48.97	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

LARGECAP GROWTH (P)	43.92	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

LARGECAP GROWTH (R-1)	62.46	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH (R-1)	34.85	WILMINGTON TRUST CO TTEE FBO
		SANTAFE HLTHCARE INC 401K RET SAV PLAN
		A/C 078405-001 1
		C/O MUTUAL FUNDS
		PO BOX 8880
		WILMINGTON DE 19899-8880

LARGECAP GROWTH (R-2)	99.93	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP GROWTH (R-3)	97.27	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP GROWTH (R-4)	95.15	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP GROWTH (R-5)	47.46	WELLS FARGO BANK FBO
		VARIOUS RETIREMENT PLANS
		9888888836 NC-1151
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-1076

LARGECAP GROWTH (R-5)	47.15	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP GROWTH I (INSTITUTIONAL)	36.02	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LARGECAP GROWTH I (INSTITUTIONAL)	16.57	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING H-221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I (INSTITUTIONAL)	15.94	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H-221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I (INSTITUTIONAL)	10.54	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H-221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I (R-1)	97.25	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I (R-2)	94.73	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
LARGECAP GROWTH I (R-3)	93.03	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP GROWTH I (R-4)	91.22	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP GROWTH I (R-5)	88.95	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP GROWTH II (INSTITUTIONAL)	64.39	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LARGECAP GROWTH II (INSTITUTIONAL)	9.30	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH II (INSTITUTIONAL)	8.42	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH II (INSTITUTIONAL)	6.14	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH II (R-1)	99.94	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH II (R-2)	100.00	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP GROWTH II (R-3)	95.80	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP GROWTH II (R-4)	98.10	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP GROWTH II (R-5)	68.47	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP GROWTH II (R-5)	27.93	DCGT AS TTEE AND/OR CUST
		FBO MEDICAL SERVICES OF NORTHWEST ARKANSAS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (C)	19.37	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

LARGECAP S&P 500 INDEX (INSTITUTIONAL)	22.16	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (INSTITUTIONAL)	21.96	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (INSTITUTIONAL)	14.85	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (INSTITUTIONAL)	14.11	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (INSTITUTIONAL)	6.43	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R-1)	90.05	DELAWARE CHARTER GUARANTEE & TRUST
		FBO PFG PRINCIPAL ADVANTAGE OMNIBUS
		CLIENT 904
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R-2)	91.23	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R-2)	6.08	ORCHARD TRUST CO TRUSTEE
		DECORE-ATIVE SPEC INC 401K

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002

LARGECAP S&P 500 INDEX (R-3)	86.80	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R-4)	91.24	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R-5)	79.76	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP VALUE (B)	7.53	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

LARGECAP VALUE (C)	15.22	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

LARGECAP VALUE (INSTITUTIONAL)	18.83	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE (INSTITUTIONAL)	18.48	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING H-221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE (INSTITUTIONAL)	12.66	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE (INSTITUTIONAL)	8.05	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE (INSTITUTIONAL)	6.61	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE (INSTITUTIONAL)	5.60	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE (R-1)	93.14	DELAWARE CHARTER GUARANTEE & TRUST

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE (R-1)	5.46	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS NONQUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE (R-2)	94.61	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP VALUE (R-2)	5.19	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		NON-QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP VALUE (R-3)	79.94	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP VALUE (R-3)	7.91	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		NON-QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP VALUE (R-4)	91.62	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP VALUE (R-4)	6.20	NATIONWIDE TRUST COMPANY FSB
		FBO PARTICIPATING RETIREMENT PLANS
		TPA-NTC C/O IPO PORTFOLIO ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029

LARGECAP VALUE (R-5)	92.15	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP VALUE I (INSTITUTIONAL)	24.59	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE I (INSTITUTIONAL)	23.43	LIFETIME 2020 FUND

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		ATTN MUTUAL FUND ACCOUNTING H-221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE I (INSTITUTIONAL)	16.28	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H-221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE I (INSTITUTIONAL)	10.04	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LARGECAP VALUE I (INSTITUTIONAL)	7.23	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE I (R-1)	99.06	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE I (R-2)	97.92	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP VALUE I (R-3)	90.67	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP VALUE I (R-4)	96.43	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP VALUE I (R-5)	38.82	DELAWARE CHARTER GUAR & TRUST CO
		FBO PRINCIPAL TRUST COMPANY
		VEBA TRUST IBEW HEALTH SAVING PLAN
		SOUTHWEST SCHOOL CORPORATION
		1013 CENTRE RD
		WILMINGTON DE 19805-1298

LARGECAP VALUE I (R-5)	36.34	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP VALUE I (R-5)	13.28	WELLS FARGO INST TRUST SERVICES
		FBO WORLD INSURANCE CO.
		EXECUTIVE SERP PLAN
		ATTN KATE MEYER
		733 MARQUETTE AVENUE

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		MINNEAPOLIS MN 55402-2309

LARGECAP VALUE I (R-5)	7.55	PRINCIPAL TRUST COMPANY
		FBO FHLB DM BENEFIT EQUALIZATION PLAN
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

LARGECAP VALUE III (INSTITUTIONAL)	58.69	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LARGECAP VALUE III (INSTITUTIONAL)	12.38	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE III (INSTITUTIONAL)	11.23	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE III (INSTITUTIONAL)	7.34	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		DES MOINES IA 50392-0001

LARGECAP VALUE III (R-1)	95.32	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE III (R-2)	98.50	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP VALUE III (R-3)	91.35	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP VALUE III (R-4)	91.90	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

LARGECAP VALUE III (R-5)	78.95	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP BLEND (A)	8.99	PERSHING LLC
		1 PERSHING PLZ

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		JERSEY CITY NJ 07399-0001

MIDCAP BLEND (B)	12.39	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

MIDCAP BLEND (B)	11.06	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

MIDCAP BLEND (C)	24.25	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

MIDCAP BLEND (C)	14.21	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

MIDCAP BLEND (C)	6.28	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

MIDCAP BLEND (C)	5.17	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

MIDCAP BLEND (INSTITUTIONAL)	14.98	MAC & CO
		RAYF6100002
		525 WILLIAM PENN PLACE
		PITTSBURGH PA 15219-1707

MIDCAP BLEND (INSTITUTIONAL)	13.58	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP BLEND (INSTITUTIONAL)	11.97	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP BLEND (INSTITUTIONAL)	9.19	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP BLEND (INSTITUTIONAL)	8.77	SUNTRUST BANK TRUSTEE
		SUNTRUST BANK INC 401(K) PLAN
		25 PARK PLACE MC210
		ATLANTA GA 30303-2918

MIDCAP BLEND (P)	73.21	EDWARD D JONES
		ATTN MUTUAL FUND

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		SHAREHOLDER ACCOUNTING
		201 PROGRESS PKWY
		MARYLAND HTS MO 63043-3003

MIDCAP BLEND (P)	5.14	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

MIDCAP BLEND (R-1)	90.95	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP BLEND (R-2)	26.64	T ROWE PRICE RETIREMENT PLAN SERVICES INC
		FBO RETIREMENT PLAN CLIENTS
		4515 PAINTERS MILL RD
		OWINGS MILLS MD 21117-4903

MIDCAP BLEND (R-2)	23.26	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP BLEND (R-3)	65.07	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP BLEND (R-4)	28.04	WELLS FARGO BANK FBO
		VARIOUS RETIREMENT PLANS
		9888888836 NC 1151
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-1076

MIDCAP BLEND (R-4)	18.77	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP BLEND (R-4)	14.89	NEW YORK LIFE PROGRESS SHARING
		INVESTMENT PLAN TRUST
		C/O GARY WENDLANDT
		51 MADISON AVE RM 1305
		NEW YORK NY 10010-1603

MIDCAP BLEND (R-4)	6.74	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

MIDCAP BLEND (R-5)	76.77	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP GROWTH (INSTITUTIONAL)	30.75	NATIONWIDE TRUST COMPANY FSB
		C/O IPO PORTFOLIO ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029

MIDCAP GROWTH (INSTITUTIONAL)	15.71	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH (R-1)	79.59	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH (R-1)	15.96	CARL MENDEZ FBO
		INLAND EMPIRE ECONOMIC PARTNER
		401 K PROFIT SHARING PLAN & TRUST
		PO BOX 1785
		SAN BERNADINO CA 92402-1785

MIDCAP GROWTH (R-2)	98.05	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH (R-3)	89.34	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH (R-3)	6.73	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS NON-QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH (R-4)	98.23	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH (R-5)	77.30	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH (R-5)	21.17	DCGT AS TTEE AND/OR CUST
		FBO MEDICAL SERVICES OF NORTHWEST ARKANSAS
		ATTN: RIS NPIO TRADE DESK
		711 HIGH ST

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		DES MOINES IA 50392-0001

MIDCAP GROWTH III (INSTITUTIONAL)	64.51	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

MIDCAP GROWTH III (INSTITUTIONAL)	8.00	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH III (INSTITUTIONAL)	7.64	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING H-221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH III (INSTITUTIONAL)	5.12	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H-221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH III (R-1)	98.28	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH III (R-2)	99.19	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP GROWTH III (R-3)	96.16	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP GROWTH III (R-4)	98.57	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP GROWTH III (R-5)	76.44	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP GROWTH III (R-5)	19.13	DCGT AS TTEE AND/OR CUST
		FBO MEDICAL SERVICES OF NORTHWEST ARKANSAS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (INSTITUTIONAL)	44.12	DCGT AS TTEE AND/OR CUST

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (INSTITUTIONAL)	19.71	DIVERSIFIED GROWTH
		DIVERSIFIED GROWTH ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (INSTITUTIONAL)	15.34	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

MIDCAP S&P 400 INDEX (INSTITUTIONAL)	6.98	DIVERSIFIED BALANCED
		DIVERSIFIED BALANCED ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R-1)	94.80	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R-2)	94.13	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R-3)	66.51	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R-3)	13.02	ATTN T CHOPITEA C/O RBC DAIN RAUSCH
		FBO SSR SIP DUP SSN
		BOARD OF TTEE OF THE
		SUPPLEMENTAL TRUSTEE
		INCOME TRUST FUND & THEIR SUCCESSOR
		SAN FRANCISCO CA 94104

MIDCAP S&P 400 INDEX (R-3)	5.40	PIMS/PRUDENTIAL RETIREMENT
		AS NOMINEE FOR THE TTEE/CUST PL 002
		NATIONAL PENN BANCSHARES INC
		PO BOX 547
		BOYERTOWN PA 19512-0547

MIDCAP S&P 400 INDEX (R-4)	84.88	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R-5)	74.41	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R-5)	8.44	JPMORGAN CHASE AS TRUSTEE FBO
		GLOBAL BRASS AND COPPER INC
		RETIREMENT SAVINGS PLAN
		11500 OUTLOOK ST
		OVERLAND PARK KS 66211-1804

MIDCAP VALUE I (INSTITUTIONAL)	65.82	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

MIDCAP VALUE I (INSTITUTIONAL)	7.77	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE I (INSTITUTIONAL)	6.96	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE I (INSTITUTIONAL)	5.04	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE I (R-1)	97.72	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE I (R-2)	98.37	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP VALUE I (R-3)	92.52	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP VALUE I (R-4)	94.36	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP VALUE I (R-5)	95.04	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

Fund/Share Class	Percentage of Ownership	Name/Address of Owner

MIDCAP VALUE III (INSTITUTIONAL)	90.94	NATIONWIDE TRUST COMPANY FSB
		C/O IPO PORTFOLIO ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029

MIDCAP VALUE III (INSTITUTIONAL)	8.27	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP VALUE III (R-1)	93.75	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP VALUE III (R-1)	5.71	MIDLAND COUNTRY CLUB
		FBO DEF COMP OF MIDLAND CC
		ATTN JOHN BITNER
		6101 N HWY 349
		MIDLAND TX 79705

MIDCAP VALUE III (R-2)	99.83	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP VALUE III (R-3)	85.45	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP VALUE III (R-4)	95.29	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP VALUE III (R-5)	45.05	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MIDCAP VALUE III (R-5)	44.86	PRINCIPAL TRUST COMPANY
		FBO DEF COMP OF HDR INC
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

MONEY MARKET (A)	30.11	PERSHING LLC AS AGENT
		FOR ITS CUSTOMERS
		ATTN CASH MANAGEMENT SERVICES
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

Fund/Share Class	Percentage of Ownership	Name/Address of Owner

MONEY MARKET (B)	28.34	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

MONEY MARKET (B)	7.61	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

MONEY MARKET (B)	5.86	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

MONEY MARKET (C)	9.21	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

MONEY MARKET (C)	6.40	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

MONEY MARKET (INSTITUTIONAL)	63.16	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MONEY MARKET (INSTITUTIONAL)	8.26	COMPUTERSHARE INVESTOR SVCS LLC
		2 N LA SALLE ST LBBY 3
		CHICAGO IL 60602-3974

MONEY MARKET (R-1)	98.46	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

MONEY MARKET (R-2)	96.69	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MONEY MARKET (R-3)	61.81	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MONEY MARKET (R-4)	55.65	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

Fund/Share Class	Percentage of Ownership	Name/Address of Owner

MONEY MARKET (R-4)	17.79	PRINCIPAL TRUST COMPANY
		FBO HELMSLEY ENT SERP
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

MONEY MARKET (R-4)	15.24	CH HOLDINGS USA INC
		FBO DEF COMP OF CH HOLDINGS
		ATTN DAVID COLEMAN
		10733 SUNSET OFFICE DR STE 200
		SAINT LOUIS MO 63127-1022

MONEY MARKET (R-5)	50.54	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

MONEY MARKET (R-5)	11.04	PRINCIPAL TRUST COMPANY
		FBO DEF COMP OF HDR INC
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

PREFERRED SECURITIES (A)	20.36	UBS WM USA
		0O0 11011 6100 OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

PREFERRED SECURITIES (A)	10.57	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PREFERRED SECURITIES (A)	10.27	CITIGROUP GLOBAL MARKETS
		HOUSE ACCOUNT
		700 RED BROOK
		OWINGS MILLS MD 21117-5184

PREFERRED SECURITIES (A)	9.65	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

PREFERRED SECURITIES (A)	8.97	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

PREFERRED SECURITIES (A)	7.45	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

PREFERRED SECURITIES (C)	39.57	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

Fund/Share Class	Percentage of Ownership	Name/Address of Owner

PREFERRED SECURITIES (C)	11.73	CITIGROUP GLOBAL MARKETS
		HOUSE ACCOUNT
		700 RED BROOK
		OWINGS MILLS MD 21117-5184

PREFERRED SECURITIES (C)	11.55	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

PREFERRED SECURITIES (C)	10.08	UBS WM USA
		0O0 11011 6100 OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

PREFERRED SECURITIES (C)	5.41	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

PREFERRED SECURITIES (INSTITUTIONAL)	9.37	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

PREFERRED SECURITIES (INSTITUTIONAL)	8.55	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING H-221
		711 HIGH ST
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (INSTITUTIONAL)	8.31	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H-221
		711 HIGH ST
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (INSTITUTIONAL)	6.45	NFS LLC FEBO
		BANK OF AMERICA NA
		TRUSTEE F/B/O OUR CLIENTS
		OMNIBUS CASH CASH
		PO BOX 831575
		DALLAS TX 75283-1575

PREFERRED SECURITIES (INSTITUTIONAL)	5.41	LPL FINANCIAL
		A/C 1000-0005
		9785 TOWNE CENTRE DRIVE
		SAN DIEGO CA 92121-1968

PREFERRED SECURITIES (INSTITUTIONAL)	5.19	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (P)	63.30	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

PREFERRED SECURITIES (P)	23.58	LPL FINANCIAL

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		FBO CUSTOMER ACCOUNTS
		ATTN MUTUAL FUND OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046

PREFERRED SECURITIES (P)	9.88	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

PREFERRED SECURITIES (R-1)	99.45	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (R-2)	67.44	IRWIN HOLDINGS COMPANY AND AFFILIATES
		FBO SUPPLEMENTAL EXEC RET. PLAN OF
		IRWIN HOLDINGS COMPANY AND AFFILIATES
		ATTN MARITA SWANSON
		1580 W CARSON ST
		LONG BEACH CA 90810-1455

PREFERRED SECURITIES (R-2)	28.16	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (R-3)	87.92	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (R-3)	6.90	PIMS/PRUDENTIAL RETIREMENT
		AS NOMINEE FOR THE TTEE/CUST PL 765
		ACME MONACO CORPORATION 401 K
		PO BOX 264
		PLAINVILLE CT 06062-0264

PREFERRED SECURITIES (R-4)	79.36	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (R-4)	10.23	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		NON-QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (R-4)	6.91	CORE CONSTRUCTION GROUP LTD
		FBO CORE CONST GROUP NQ DB PLAN
		ATTN MICHAEL THOMAS
		866 N MAIN ST
		MORTON IL 61550-1602

PREFERRED SECURITIES (R-5)	64.79	DCGT AS TTEE AND/OR CUST

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (R-5)	12.00	LUKE DAHLHEIMER FBO
		DAHLHEIMER BEVERAGE LLC 401K
		PROFIT SHARING PLAN & TRUST
		3360 CHELSEA RD W
		MONTICELLO MN 55362-4412

PREFERRED SECURITIES (R-5)	7.91	PRINCIPAL TRUST COMPANY
		FBO NQ DB OF AAA ARIZONA
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

PREFERRED SECURITIES (R-5)	5.38	WELLS FARGO INST TRUST SERVICES
		FBO WORLD INSURANCE CO.
		EXECUTIVE SERP PLAN
		ATTN KATE MEYER
		733 MARQUETTE AVENUE
		MINNEAPOLIS MN 55402-2309

PRINCIPAL CAPITAL APPRECIATION (A)	45.26	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

PRINCIPAL CAPITAL APPRECIATION (A)	5.65	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL CAPITAL APPRECIATION (B)	57.61	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

PRINCIPAL CAPITAL APPRECIATION (B)	5.28	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL CAPITAL APPRECIATION (C)	19.41	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL CAPITAL APPRECIATION (C)	7.13	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

PRINCIPAL CAPITAL APPRECIATION (C)	6.62	CITIGROUP GLOBAL MARKETS
		HOUSE ACCOUNT
		700 RED BROOK
		OWINGS MILLS MD 21117-5184

PRINCIPAL CAPITAL APPRECIATION (INSTITUTIONAL)	25.60	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (INSTITUTIONAL)	23.03	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (INSTITUTIONAL)	18.69	PRINCIPAL LIFE INSURANCE CO CUST.
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

PRINCIPAL CAPITAL APPRECIATION (INSTITUTIONAL)	18.60	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (INSTITUTIONAL)	5.76	SAM CONS BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (P)	47.85	LPL FINANCIAL
		FBO CUSTOMER ACCOUNTS
		ATTN MUTUAL FUND OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046

PRINCIPAL CAPITAL APPRECIATION (P)	23.96	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

PRINCIPAL CAPITAL APPRECIATION (P)	16.50	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

PRINCIPAL CAPITAL APPRECIATION (P)	10.08	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

PRINCIPAL CAPITAL APPRECIATION (R-1)	97.56	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (R-2)	97.85	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Share Class	Percentage of Ownership	Name/Address of Owner

PRINCIPAL CAPITAL APPRECIATION (R-3)	99.17	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (R-4)	66.21	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (R-4)	31.78	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (R-5)	97.36	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (A)	19.51	BPPR AS TRUSTEE FBO
		POPULAR INC PUERTO RICO SAVINGS
		AND INVESTMENT PLAN
		POPULAR STREET BUILDING
		153 PONCE DE LEON AVE 8TH FLOOR
		SAN JUAN PR 00917

PRINCIPAL LIFETIME 2010 (A)	6.60	BPPR AS TRUSTEE FBO
		EVERTEC INC PR SAVS AND INVS PLAN
		POPULAR STREET BUILDING
		153 PONCE DE LEON AVE 8TH FLOOR
		SAN JUAN PR 00917-1245

PRINCIPAL LIFETIME 2010 (A)	6.00	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2010 (INSTITUTIONAL)	85.05	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2010 (INSTITUTIONAL)	14.38	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R-1)	99.42	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
PRINCIPAL LIFETIME 2010 (R-2)	97.92	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R-3)	96.56	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R-4)	95.36	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R-5)	93.61	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (INSTITUTIONAL)	53.46	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (INSTITUTIONAL)	46.19	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R-1)	99.42	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R-2)	90.30	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R-2)	9.53	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		NON-QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
PRINCIPAL LIFETIME 2015 (R-3)	98.30	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R-4)	97.86	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R-5)	80.48	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R-5)	16.10	WELLS FARGO BANK FBO
		VARIOUS RETIREMENT PLANS
		9888888836 NC-1151
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-1076

PRINCIPAL LIFETIME 2020 (A)	9.21	BPPR AS TRUSTEE FBO
		POPULAR INC PUERTO RICO SAVINGS
		AND INVESTMENT PLAN
		POPULAR STREET BUILDING
		153 PONCE DE LEON AVE 8TH FLOOR
		SAN JUAN PR 00917

PRINCIPAL LIFETIME 2020 (A)	6.60	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2020 (A)	6.45	BPPR AS TRUSTEE FBO
		EVERTEC INC PR SAVS AND INVS PLAN
		POPULAR STREET BUILDING
		153 PONCE DE LEON AVE 8TH FL
		SAN JUAN PR 00917-1245

PRINCIPAL LIFETIME 2020 (B)	13.12	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2020 (INSTITUTIONAL)	83.56	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2020 (INSTITUTIONAL)	15.73	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R-1)	98.30	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R-2)	98.00	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R-3)	96.01	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R-4)	94.89	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R-5)	92.73	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (INSTITUTIONAL)	53.93	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2025 (INSTITUTIONAL)	45.85	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R-1)	97.44	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R-2)	93.75	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R-2)	5.01	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		NON-QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R-3)	99.27	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R-4)	97.79	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R-5)	78.17	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R-5)	19.52	WELLS FARGO BANK FBO
		VARIOUS RETIREMENT PLANS
		9888888836 NC-1151
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-1076

PRINCIPAL LIFETIME 2030 (A)	7.12	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2030 (A)	5.61	BPPR AS TRUSTEE FBO
		POPULAR INC PUERTO RICO SAVINGS
		AND INVESTMENT PLAN
		POPULAR STREET BUILDING
		153 PONCE DE LEON AVE 8TH FLOOR
		SAN JUAN PR 00917

PRINCIPAL LIFETIME 2030 (B)	17.37	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2030 (INSTITUTIONAL)	87.39	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2030 (INSTITUTIONAL)	12.15	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R-1)	97.97	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R-2)	98.28	DCGT AS TTEE AND/OR CUST

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R-3)	96.68	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R-4)	97.30	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R-5)	93.12	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (INSTITUTIONAL)	58.72	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2035 (INSTITUTIONAL)	41.06	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R-1)	98.70	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R-2)	96.35	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R-3)	99.51	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R-4)	98.84	DCGT AS TTEE AND/OR CUST

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R-5)	77.21	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R-5)	18.22	WELLS FARGO BANK FBO
		VARIOUS RETIREMENT PLANS
		9888888836 NC-1151
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-1076

PRINCIPAL LIFETIME 2040 (A)	8.15	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2040 (A)	6.75	BPPR AS TRUSTEE FBO
		POPULAR INC PUERTO RICO SAVINGS
		AND INVESTMENT PLAN
		POPULAR STREET BUILDING
		153 PONCE DE LEON AVE 8TH FLOOR
		SAN JUAN PR 00917

PRINCIPAL LIFETIME 2040 (B)	19.16	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2040 (B)	6.89	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

PRINCIPAL LIFETIME 2040 (INSTITUTIONAL)	87.70	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2040 (INSTITUTIONAL)	11.96	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R-1)	97.60	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R-2)	98.48	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R-3)	98.07	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R-4)	94.74	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R-5)	95.38	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (INSTITUTIONAL)	64.57	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2045 (INSTITUTIONAL)	35.42	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R-1)	99.49	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R-2)	98.67	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R-3)	99.86	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R-4)	98.88	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R-5)	86.36	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R-5)	12.42	WELLS FARGO BANK FBO
		VARIOUS RETIREMENT PLANS
		9888888836 NC-1151
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-1076

PRINCIPAL LIFETIME 2050 (A)	10.29	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2050 (A)	8.53	BPPR AS TRUSTEE FBO
		POPULAR INC PUERTO RICO SAVINGS
		AND INVESTMENT PLAN
		POPULAR STREET BUILDING
		153 PONCE DE LEON AVE 8TH FLOOR
		SAN JUAN PR 00917

PRINCIPAL LIFETIME 2050 (B)	16.03	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2050 (B)	6.11	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

PRINCIPAL LIFETIME 2050 (INSTITUTIONAL)	91.34	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2050 (INSTITUTIONAL)	8.47	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R-1)	98.28	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R-2)	99.31	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R-3)	98.43	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R-4)	96.32	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R-5)	96.64	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (INSTITUTIONAL)	83.31	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2055 (INSTITUTIONAL)	16.69	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R-1)	100.00	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R-2)	98.55	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R-3)	99.54	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R-4)	99.30	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R-5)	78.63	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R-5)	18.49	WELLS FARGO BANK FBO
		VARIOUS RETIREMENT PLANS
		9888888836 NC-1151
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-1076

PRINCIPAL LIFETIME STRATEGIC INC (A)	21.40	BPPR AS TRUSTEE FBO
		POPULAR INC PUERTO RICO SAVINGS
		AND INVESTMENT PLAN
		POPULAR STREET BUILDING
		153 PONCE DE LEON AVE 8TH FLOOR
		SAN JUAN PR 00917

PRINCIPAL LIFETIME STRATEGIC INC (A)	11.13	BPPR AS TRUSTEE FBO
		EVERTEC INC PR SAVS AND INVS PLAN
		POPULAR STREET BUILDING
		153 PONDE DE LEON 8TH FLOOR
		153 PONCE DE LEON AVE 8TH FL
		SAN JUAN PR 00917-1245

PRINCIPAL LIFETIME STRATEGIC INC (A)	9.47	BPPR AS TRUSTEE FBO
		PMA RETIREMENT PLAN
		POPULAR STREET BUILDING
		153 PONCE DE LEON AVE 8TH FLOOR
		153 PONCE DE LEON AVE 8TH FL
		SAN JUAN PR 00917

PRINCIPAL LIFETIME STRATEGIC INC (A)	8.51	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME STRATEGIC INC (B)	16.27	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME STRATEGIC INC (B)	6.25	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

PRINCIPAL LIFETIME STRATEGIC INC (INSTITUTIONAL)	91.25	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME STRATEGIC INC (INSTITUTIONAL)	8.36	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R-1)	99.97	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH STREET
		DES MOINES IA 50392-0001

Fund/Share Class	Percentage of Ownership	Name/Address of Owner

PRINCIPAL LIFETIME STRATEGIC INC (R-2)	99.21	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R-3)	94.82	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R-4)	96.20	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R-5)	88.12	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R-5)	5.48	WELLS FARGO BANK FBO
		VARIOUS RETIREMENT PLANS
		9888888836 NC-1151
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-1076

REAL ESTATE SECURITIES (A)	13.17	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

REAL ESTATE SECURITIES (A)	9.18	TD AMERITRADE INC FOR THE
		EXCLUSIVE BENEFIT OF OUR CLIENTS
		PO BOX 2226
		OMAHA NE 68103-2226

REAL ESTATE SECURITIES (B)	13.41	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

REAL ESTATE SECURITIES (B)	7.71	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

REAL ESTATE SECURITIES (C)	16.82	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

REAL ESTATE SECURITIES (C)	12.48	PERSHING LLC
		1 PERSHING PLZ

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		JERSEY CITY NJ 07399-0001

REAL ESTATE SECURITIES (C)	7.92	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

REAL ESTATE SECURITIES (C)	7.16	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

REAL ESTATE SECURITIES (C)	5.29	UBS WM USA
		0O0 11011 6100 OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

REAL ESTATE SECURITIES (INSTITUTIONAL)	19.43	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

REAL ESTATE SECURITIES (INSTITUTIONAL)	15.70	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (INSTITUTIONAL)	14.80	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (INSTITUTIONAL)	6.75	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (INSTITUTIONAL)	6.08	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

REAL ESTATE SECURITIES (P)	51.06	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

REAL ESTATE SECURITIES (P)	24.53	NFS LLC FEBO
		PEOPLES BANK NATL ASSOC
		DBA PEBATCO
		138 PUTNAM ST
		MARIETTA OH 45750-2923

REAL ESTATE SECURITIES (P)	9.60	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

REAL ESTATE SECURITIES (P)	8.54	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

REAL ESTATE SECURITIES (R-1)	93.30	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH STREET
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R-2)	96.39	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R-3)	89.28	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R-4)	83.98	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R-4)	10.57	NEW YORK LIFE TRUST COMPANY
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007

REAL ESTATE SECURITIES (R-5)	68.91	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R-5)	15.13	WTRISC AS TTEE FBO SHEET METAL
		WORKERS LOCAL 104
		PO BOX 52129
		PHOENIX AZ 85072-2129

S A M BALANCED PORTFOLIO (A)	26.87	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

S A M BALANCED PORTFOLIO (B)	32.83	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

Fund/Share Class	Percentage of Ownership	Name/Address of Owner

S A M BALANCED PORTFOLIO (B)	5.38	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

S A M BALANCED PORTFOLIO (C)	6.99	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

S A M BALANCED PORTFOLIO (INSTITUTIONAL)	94.83	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET T-008-E20
		DES MOINES IA 50392-9992

S A M BALANCED PORTFOLIO (R-1)	94.30	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M BALANCED PORTFOLIO (R-2)	99.99	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M BALANCED PORTFOLIO (R-3)	97.74	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M BALANCED PORTFOLIO (R-4)	84.35	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M BALANCED PORTFOLIO (R-5)	96.29	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED PORT (A)	13.77	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

S A M CONSERVATIVE BALANCED PORT (A)	5.65	FIRST CLEARING LLC

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

S A M CONSERVATIVE BALANCED PORT (B)	20.00	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

S A M CONSERVATIVE BALANCED PORT (B)	6.24	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

S A M CONSERVATIVE BALANCED PORT (C)	8.29	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

S A M CONSERVATIVE BALANCED PORT (INSTITUTIONAL)	92.75	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET T-008-E20
		DES MOINES IA 50392-9992

S A M CONSERVATIVE BALANCED PORT (R-1)	93.91	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED PORT (R-2)	98.32	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED PORT (R-3)	98.20	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED PORT (R-4)	97.12	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED PORT (R-5)	94.36	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH PORT (A)	17.55	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

S A M CONSERVATIVE GROWTH PORT (B)	14.83	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

S A M CONSERVATIVE GROWTH PORT (B)	6.72	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

S A M CONSERVATIVE GROWTH PORT (C)	7.76	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

S A M CONSERVATIVE GROWTH PORT (INSTITUTIONAL)	94.67	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET T-008-E20
		DES MOINES IA 50392-9992

S A M CONSERVATIVE GROWTH PORT (R-1)	97.44	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH PORT (R-2)	99.57	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH PORT (R-3)	98.16	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH PORT (R-4)	98.58	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Share Class	Percentage of Ownership	Name/Address of Owner

S A M CONSERVATIVE GROWTH PORT (R-5)	96.53	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M FLEXIBLE INCOME PORTFOLIO (A)	25.69	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

S A M FLEXIBLE INCOME PORTFOLIO (B)	41.76	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

S A M FLEXIBLE INCOME PORTFOLIO (B)	5.16	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

S A M FLEXIBLE INCOME PORTFOLIO (C)	9.24	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

S A M FLEXIBLE INCOME PORTFOLIO (INSTITUTIONAL)	82.46	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET T-008-E20
		DES MOINES IA 50392-9992

S A M FLEXIBLE INCOME PORTFOLIO (R-1)	100.00	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M FLEXIBLE INCOME PORTFOLIO (R-2)	96.99	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M FLEXIBLE INCOME PORTFOLIO (R-3)	89.57	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M FLEXIBLE INCOME PORTFOLIO (R-4)	80.50	DCGT AS TTEE AND/OR CUST

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M FLEXIBLE INCOME PORTFOLIO (R-4)	18.32	DOW LOUISIANA FEDERAL CREDIT UNION
		FBO 457F OF DOW LOUISIANA FED CU
		ATTN JULIE BERGERON
		PO BOX 738
		PLAQUEMINE LA 70765-0738

S A M FLEXIBLE INCOME PORTFOLIO (R-5)	91.47	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH PORTFOLIO (A)	15.02	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

S A M STRATEGIC GROWTH PORTFOLIO (B)	13.30	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

S A M STRATEGIC GROWTH PORTFOLIO (B)	5.86	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

S A M STRATEGIC GROWTH PORTFOLIO (C)	9.38	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

S A M STRATEGIC GROWTH PORTFOLIO (INSTITUTIONAL)	92.01	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET T-008-E20
		DES MOINES IA 50392-9992

S A M STRATEGIC GROWTH PORTFOLIO (INSTITUTIONAL)	6.97	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH PORTFOLIO (R-1)	99.60	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH PORTFOLIO (R-2)	100.00	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH PORTFOLIO (R-3)	97.02	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH PORTFOLIO (R-4)	93.29	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH PORTFOLIO (R-5)	95.27	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM IMCOME (R-5)	51.58	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM IMCOME (R-5)	11.31	RELIANCE TRUST CO
		FBO EXEC NQ DC OF FIDELITY &
		GUARANTY LIFE HLDGS
		ATTN ERIC ANDERSON
		1100 ABERNATHY RD, 500 NORTH PARK
		ATLANTA GA 30328

SHORT-TERM IMCOME (R-5)	9.91	PRINCIPAL TRUST COMPANY
		FBO ASSOCIATED BANC-CORP DEFERRED COMP
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

SHORT-TERM INCOME (A)	27.90	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SHORT-TERM INCOME (A)	8.01	LPL FINANCIAL
		A/C 1000-0005
		9785 TOWNE CENTRE DRIVE
		SAN DIEGO CA 92121-1968

SHORT-TERM INCOME (A)	7.02	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SHORT-TERM INCOME (C)	17.92	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SHORT-TERM INCOME (C)	15.30	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SHORT-TERM INCOME (C)	12.97	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

SHORT-TERM INCOME (C)	8.42	UBS WM USA
		0O0 11011 6100 OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

SHORT-TERM INCOME (INSTITUTIONAL)	17.93	LIFETIME 2010 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (INSTITUTIONAL)	15.92	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SHORT-TERM INCOME (INSTITUTIONAL)	14.26	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (INSTITUTIONAL)	14.14	LIFETIME STRATEGIC INCOME FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (INSTITUTIONAL)	9.79	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (INSTITUTIONAL)	7.88	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-9992

SHORT-TERM INCOME (INSTITUTIONAL)	7.36	SAM CONS BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (P)	50.61	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

SHORT-TERM INCOME (P)	31.45	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SHORT-TERM INCOME (P)	6.93	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

SHORT-TERM INCOME (R-1)	93.55	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH STREET
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (R-1)	5.92	EWR INC
		DEFERRED COMP PLAN
		6055 PRIMACY PKWY STE 100
		MEMPHIS TN 38119-5753

SHORT-TERM INCOME (R-2)	87.72	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (R-2)	8.29	MG TRUST COMPANY CUST FBO
		MESSICK & ASSOCIATES INC
		700 17TH ST STE 300
		DENVER CO 80202-3531

SHORT-TERM INCOME (R-3)	55.60	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (R-3)	13.91	SCE FEDERAL CU
		FBO SCE FED CU 457F
		ATTN IRENE WHITCOMB SARBER
		3810 DURBIN ST
		IRWINDALE CA 91706-6800

SHORT-TERM INCOME (R-3)	8.93	WHITLOCK PACKAGING CORP AS TTEE
		FBO WHITLOCK PKG CORP EXEC NQ EXC
		ATTN JOHN GOFF
		5314 S YALE AVE STE 206
		TULSA OK 74135-6269

SHORT-TERM INCOME (R-3)	7.12	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		NON-QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (R-4)	45.61	PROASSURANCE GROUP SERVICES CORP
		FBO EXEC DEF COMP OF PROASSURANCE
		ATTN TERRI LOVE
		100 BROOKWOOD PL STE 300
		BIRMINGHAM AL 35209-6830

SHORT-TERM INCOME (R-4)	20.57	PRINCIPAL TRUST COMPANY
		FBO PROASSURANCE GRP SVC CORP
		NQ EXCESS
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

SHORT-TERM INCOME (R-4)	17.00	PRINCIPAL TRUST COMPANY
		FBO VECTOR CANTECH NQ DEF COMP PLAN
		ATTN SUSAN SAGGIONE
		1013 CENTRE ROAD
		WILMINGTON DE 19805-1265

SHORT-TERM INCOME (R-4)	12.67	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP BLEND (B)	7.68	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP BLEND (C)	21.62	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP BLEND (INSTITUTIONAL)	65.21	THE PRINCIPAL TRUST FOR POST-RETIREMENT
		FOR MEDICAL BENEFITS FOR EMPLOYEES 61021
		ATTN STEPHANIE WATTS S-001-S60
		PRINCIPAL FINANCIAL GROUP
		DES MOINES IA 50392-0001

SMALLCAP BLEND (INSTITUTIONAL)	13.24	THE PRINCIPAL TRUST FOR POST-
		RETIREMENT MED BENE FR INDV FIELD 61022
		ATTN STEPHANIE WATTS S-001-S60
		PRINCIPAL FINANCIAL GROUP
		DES MOINES IA 50392-0001

SMALLCAP BLEND (INSTITUTIONAL)	7.48	PRINCIPAL TRUST FOR HEALTH
		BENEFITS FOR IND FIELD 61009
		ATTN STEPHANIE WATTS S-001-S60
		PRINCIPAL FINANCIAL GROUP
		DES MOINES IA 50392-0001

SMALLCAP BLEND (INSTITUTIONAL)	6.54	PRINCIPAL TRUST FOR LIFE INS
		BENEFITS FOR EE'S 61006
		ATTN STEPHANIE WATTS S-001-S60
		PRINCIPAL FINANCIAL GROUP
		DES MOINES IA 50392-0001

SMALLCAP BLEND (R-1)	100.00	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH STREET

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		DES MOINES IA 50392-0001

SMALLCAP BLEND (R-2)	100.00	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP BLEND (R-3)	36.36	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP BLEND (R-3)	34.61	BUFFALO WILD WINGS INC
		FBO BUFFALO WILD WINGS MGMT DC PLAN
		ATTN: ALISSA A. PARTEE
		5500 WAYZATA BLVD; STE 1600
		MINNEAPOLIS MN 55416-1237

SMALLCAP BLEND (R-3)	8.63	PRINCIPAL TRUST COMPANY
		FBO DEF COMP OF CLAREMONT CLUB
		ATTN SUSAN SAGGIONE
		1013 CENTRE ROAD
		WILMINGTON DE 19805-1265

SMALLCAP BLEND (R-3)	5.77	WHITLOCK PACKAGING CORP FBO
		WHITLOCK PKG CORP EXEC NQ EXCESS
		ATTN JOHN GOFF
		5314 S YALE AVE STE 206
		TULSA OK 74135-6269

SMALLCAP BLEND (R-4)	99.96	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP BLEND (R-5)	80.46	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP BLEND (R-5)	8.26	BANKERS TRUST COMPANY
		FBO NQ PLAN OF BBC WORLDWIDE
		ATTN DEBBIE WILLIAMS
		453 7TH ST
		DES MOINES IA 50309-4110

SMALLCAP GROWTH (A)	30.36	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

SMALLCAP GROWTH (B)	27.86	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

SMALLCAP GROWTH (B)	5.55	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP GROWTH (C)	14.59	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP GROWTH (INSTITUTIONAL)	57.03	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP GROWTH (INSTITUTIONAL)	34.39	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH (INSTITUTIONAL)	6.29	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SMALLCAP GROWTH (R-1)	91.62	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH (R-2)	100.00	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH (R-3)	87.36	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH (R-3)	7.85	DELTA DENTAL PLAN OF OKLAHOMA
		FBO DELTA DENTAL OK INC SUP PLAN
		ATTN STEPHANIE ELLIOT
		16 NW 63RD ST
		OKLAHOMA CITY OK 73116-9116

SMALLCAP GROWTH (R-4)	86.89	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH (R-4)	8.00	PRINCIPAL TRUST COMPANY
		FBO 457B OF SUNCOAST CENTER FOR CO

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		MM MENTAL HLTH
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

SMALLCAP GROWTH (R-5)	58.24	DCGT AS TTEE AND/OR CUST
		FBO MEDICAL SERVICES OF NORTHWEST ARKANSAS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH (R-5)	36.91	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (INSTITUTIONAL)	39.57	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

SMALLCAP GROWTH I (INSTITUTIONAL)	8.96	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (INSTITUTIONAL)	8.64	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING H-221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (INSTITUTIONAL)	7.38	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H-221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (INSTITUTIONAL)	7.32	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H-221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (INSTITUTIONAL)	6.35	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H-221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (INSTITUTIONAL)	5.40	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H-221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R-1)	96.17	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R-2)	93.82	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN RIS NPIO TRADE DESK

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R-3)	93.30	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R-4)	97.06	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R-5)	85.48	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R-5)	9.17	DCGT AS TTEE AND/OR CUST
		FBO MEDICAL SERVICES OF NORTHWEST ARKANSAS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH II (INSTITUTIONAL)	98.73	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

SMALLCAP GROWTH II (R-1)	92.90	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH II (R-1)	7.10	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		NON-QUALIFIED PRIN ADVTG OMNIBUS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH II (R-2)	99.89	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH II (R-3)	90.03	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH II (R-4)	93.75	DCGT AS TTEE AND/OR CUST

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH II (R-5)	70.10	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH II (R-5)	25.53	DCGT AS TTEE AND/OR CUST
		FBO MEDICAL SERVICES OF NORTHWEST ARKANSAS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (INSTITUTIONAL)	39.80	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (INSTITUTIONAL)	23.44	DIVERSIFIED GROWTH
		DIVERSIFIED GROWTH ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (INSTITUTIONAL)	14.24	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP S&P 600 INDEX (INSTITUTIONAL)	8.30	DIVERSIFIED BALANCED
		DIVERSIFIED BALANCED ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R-1)	89.04	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R-2)	96.82	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R-3)	88.85	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R-4)	88.05	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R-5)	86.14	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R-5)	5.67	JPMORGAN CHASE AS TRUSTEE
		FBO GLOBAL BRASS AND COPPER INC
		RETIREMENT SAVINGS PLAN
		11500 OUTLOOK ST
		OVERLAND PARK KS 66211-1804

SMALLCAP VALUE (A)	11.52	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP VALUE (A)	6.76	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

SMALLCAP VALUE (B)	13.53	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP VALUE (B)	12.62	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

SMALLCAP VALUE (B)	8.28	PRINCIPAL LIFE INSURANCE CO CUST
		IRA OF NORMAN G TELAAK
		29 BUCYRUS DR
		AMHERST NY 14228-1944

SMALLCAP VALUE (C)	20.05	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP VALUE (C)	6.92	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

SMALLCAP VALUE (INSTITUTIONAL)	77.14	NFS LLC FEBO
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS 401K FINOPS-IC FUNDS
		100 MAGELLAN WAY KW1C
		COVINGTON KY 41015-1987

SMALLCAP VALUE (INSTITUTIONAL)	13.16	NATIONWIDE TRUST COMPANY FSB

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		C/O IPO PORTFOLIO ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029

SMALLCAP VALUE (R-1)	94.23	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP VALUE (R-2)	99.12	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP VALUE (R-3)	90.96	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP VALUE (R-4)	98.41	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP VALUE (R-5)	63.32	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP VALUE (R-5)	15.64	BANKERS TRUST COMPANY
		FBO HUNTING US HOLDINGS NQ PLAN
		ATTN DEBBIE WILLIAMS
		453 7TH ST
		DES MOINES IA 50309-4110

SMALLCAP VALUE (R-5)	5.31	BROOKFIELD ENGINEERING LAB INC
		FBO NQ EXCESS OF BROOKFIELD LAB
		ATTN: JAMES KAUFFMAN
		MIDDLEBORO MA 02346

SMALLCAP VALUE II (INSTITUTIONAL)	47.36	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

SMALLCAP VALUE II (INSTITUTIONAL)	9.96	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		DES MOINES IA 50392-0001

SMALLCAP VALUE II (INSTITUTIONAL)	9.95	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Share Class	Percentage of Ownership	Name/Address of Owner

SMALLCAP VALUE II (INSTITUTIONAL)	6.63	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP VALUE II (R-1)	99.20	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP VALUE II (R-2)	97.65	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP VALUE II (R-3)	91.23	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP VALUE II (R-4)	98.35	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP VALUE II (R-5)	91.21	DELAWARE CHARTER GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME FUND (A)	47.82	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALL-MIDCAP DIVIDEND INCOME FUND (A)	22.74	LPL FINANCIAL
		A/C 1000-0005
		9785 TOWNE CENTRE DRIVE
		SAN DIEGO CA 92121-1968

SMALL-MIDCAP DIVIDEND INCOME FUND (A)	5.56	ELPHIE BABINEAUX FAMILY LLC
		3401 RYAN STREET SUITE 307
		LAKE CHARLES LA 70605-1646

SMALL-MIDCAP DIVIDEND INCOME FUND (INSTITUTIONAL)	24.85	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME FUND (INSTITUTIONAL)	24.57	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME FUND (INSTITUTIONAL)	17.65	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST

Fund/Share Class	Percentage of Ownership	Name/Address of Owner
		DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME FUND (INSTITUTIONAL)	12.97	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME FUND (INSTITUTIONAL)	6.63	SAM BALANCED PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME FUND (INSTITUTIONAL)	5.16	SAM CONS BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME FUND (P)	84.20	LPL FINANCIAL
		A/C 1000-0005
		9785 TOWNE CENTRE DRIVE
		SAN DIEGO CA 92121-1968

SMALL-MIDCAP DIVIDEND INCOME FUND (P)	12.42	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

TAX-EXEMPT BOND (A)	24.59	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

TAX-EXEMPT BOND (A)	6.42	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

TAX-EXEMPT BOND (B)	16.04	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

TAX-EXEMPT BOND (B)	15.19	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

TAX-EXEMPT BOND (B)	12.95	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

TAX-EXEMPT BOND (C)	10.68	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

Fund/Share Class	Percentage of Ownership	Name/Address of Owner

TAX-EXEMPT BOND (C)	9.29	UBS WM USA
		0O0 11011 6100 OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

TAX-EXEMPT BOND (C)	9.28	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

TAX-EXEMPT BOND (C)	8.41	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

TAX-EXEMPT BOND (C)	8.25	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

TAX-EXEMPT BOND (C)	5.10	LPL FINANCIAL SERVICES
		A/C 1089-6851
		9785 TOWNE CENTRE DRIVE
		SAN DIEGO CA 92121-1968

APPENDIX B

AUDIT COMMITTEE CHARTER
(As Amended March 8, 2011)

This charter sets forth the purpose, operating guidelines and responsibilities of the Audit Committee (the “Committee”) of the Boards of Directors of the Principal Funds (the “Funds”).  The Committee reviews the charter at least annually.

Purpose

The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Funds’ accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants.  The Audit Committee assists Board oversight of (1) the integrity of the Funds’ financial statements; (2) the Funds’ compliance with certain legal and regulatory requirements;1 (3) the independent registered public accountants’ qualifications and independence; and (4) the performance of the Funds’ independent registered public accountants.  The Audit Committee also serves to provide an open avenue of communication among the independent registered public accountants, the Manager’s internal auditors, Fund management, and the Board.

The Committee’s role is limited to oversight.  Fund management is responsible for preparing the Funds’ financial statements in accordance with generally accepted accounting principles and for establishing and maintaining appropriate systems for accounting, reporting and internal control over financial reporting.  The independent registered public accountants are responsible for conducting an audit of the Funds’ financial statements in accordance with applicable legal and professional standards, including the standards set by the Public Company Accounting Oversight Board.

Although the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.  Nothing in this charter shall be construed to reduce the responsibilities or liabilities of the Funds’ service providers, including the independent registered public accountants.  The independent registered public accountants are ultimately accountable to the Funds’ Board and the Committee.

Operating Guidelines

The Board shall appoint the members of the Committee and the Committee’s Chair. Members of the Committee may not be interested persons of the Funds, as defined in the Investment Company Act of 1940, as amended.  In addition, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds or any affiliate of the Funds.

Each member of the Committee shall be financially literate, as such qualification is interpreted by the Funds’ Board in its business judgment.  At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.  The Board will determine whether any member of the Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

1 The Board has delegated to other committees oversight of various legal and regulatory requirements.  The Audit Committee’s function is limited to the activities set forth in this charter.

There shall be four regular meetings of the Committee each year. The Committee or its Chair may call additional meetings as each deems appropriate.  The Committee shall meet regularly, in separate executive sessions, with representatives of the Manager’s internal auditors and the Funds’ independent registered public accountants.  The Committee may request to meet in separate executive session with representatives of Fund management. The Committee may also request to meet with internal legal counsel and compliance personnel of the Manager and with personnel of entities that provide significant accounting or administrative services to the Funds to discuss matters relating to the Funds’ accounting and compliance as well as other Fund-related matters.

Except as provided by law, the following provisions shall govern the conduct of Committee meetings:

•	Notice. Notice shall be given as provided for meetings of the Board of Directors of the Principal Funds.

•
Quorum.  At any Committee meeting a majority of the Committee members then in office shall constitute a quorum.  Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

•	Action by Vote. When a quorum is present at any meeting, a majority of Committee members may take any action.

•
Action by Writing.  Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing and such written consents are filed with the records of the meetings of the Committee.  Such consent shall be treated for all purposes as a vote taken at a Committee meeting.

•
Presence Through Communications Equipment.  The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.  Participation by such means shall constitute presence in person at a meeting.

•	Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

Responsibilities

The Responsibilities of the Committee include, but are not limited to, the following:

Overseeing Financial Reporting Process:

•
Review with Fund management and the independent registered public accountants,  the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting.

•	Review any legal or regulatory matters that arise that could have a material impact on the Funds’ financial statements.

•	Oversee the operations of the Funds’ Code of Ethics for Principal Executive and Senior Financial Officers and consider changes prior to presentation for Board approval.

•	Review annually with management and the independent registered public accountants, policies for valuation of Fund portfolio securities and pricing errors.

•	Review within 90 days prior to the filing of the Funds’ annual financial statements a report from the independent registered public accountants on:

•	All critical accounting policies and practices to be used;

•
All alternative treatments of financial information within generally accepted accounting principles for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accountants;

•
Other material written communications between the independent registered public accountants and Fund management including, the management representation letter or schedule of unadjusted differences, if any; and

•	All non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

Monitoring System of Internal Controls:

•
Review with Fund management and the independent registered public accountants their separate evaluation of the adequacy and effectiveness of the Funds’ system of internal controls, including those of the Funds’ service providers.

•	Review with the Manager’s internal auditors any findings or recommendations related to the Funds’ systems for accounting, reporting and internal controls and Fund management’s response.

•	Receive and review a report from the Manager’s internal auditors regarding any complaints on accounting, auditing and internal control matters.

•
Review with the Funds’ principal executive officer and/or principal financial officer, in connection with the required certifications on Form N-CSR and Form N-Q, any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Funds’ internal control over financial reporting.

•	Review the Manager’s internal audit function, including its audit plans, staffing and explanations for any deviations from plans.

Overseeing the Engagement and Performance of the Funds’ Independent Registered Public Accountants:

•
Approve and recommend to the Board the appointment, retention or termination of any independent registered public accounting firm employed by the Funds and approve the fees and other compensation to be paid to such independent registered public accounting firm.

•
Meet with the Funds’ independent registered public accountants, including private meetings, as necessary, to: (i) review the arrangements for the annual audit and any other audits or non-audit services; (ii) discuss any matters of concern brought to its attention relating to the Funds’ financial statements, including any proposed adjustments to such statements recommended by the independent registered public accountants, or other results of said audit(s); (iii) consider the independent registered public accountants’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review with management and the independent registered public accountants the annual financial statements, including a discussion with the independent registered public accountants of matters required by Statement of Accounting

Standards (“SAS”) No. 114;2 and (v) review the form of opinion the independent registered public accountants propose to render to the Board.

•
Receive and evaluate on a periodic basis the formal written disclosures and letters from the independent registered public accountants as required by the Public Company Accounting Oversight Board (“PCAOB”) Rule 3526.3

•	Set policies relating to the hiring by entities within the Fund complex of employees or former employees of the independent registered public accountants.

•
Obtain and review a report by the independent registered public accountants, at least annually, describing any material issues raised by the most recent peer review of the independent registered public accountants or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm.

•	Review and pre-approve all services, including all audit and non-audit services, performed by the Funds’ independent registered public accountants for the Funds.

•
Review and pre-approve all non-audit services performed by the Funds’ independent registered public accountants for the Manager or any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and to develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Funds’ independent registered public accountants to provide any of these non-audit services.

•
Consider the controls applied by the independent registered public accountants in an effort to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.

•	Review annual audit plans of independent registered public accountants for the Funds.

Other Responsibilities

•	Report activities to the Boards of Directors on a regular basis.

•	Maintain communication with counsel for independent directors.

2 SAS No. 114 (“Communication with Audit Committees”) requires independent auditors to inform the audit committee of certain matters, including among others: (i) methods used to account for significant unusual transactions; (ii) the process used by management in formulating sensitive accounting estimates and the basis of the auditors’ conclusion as to the reasonableness of those estimates; and (iii) disagreements with management over the application of accounting principles.

3 PCAOB Rule 3526 generally requires, among other things, that an auditor: (i) describe to the Committee, in writing, all relationships between the registered public accounting firm or any affiliates of the firm and the audit client or persons in financial reporting oversight roles at the audit client that, as of the date of the communication, may reasonably be thought to bear on independence; (ii) discuss with the Committee the potential effects of the relationships described in (i) on the independence of the registered public accounting firm; (iii) affirm to the Committee, in writing, that, as of the date of the communication, the registered public accounting firm is independent in compliance with PCAOB Rule 3520; and (iv) document the substance of its discussion with the Committee.

•
Investigate any other matter bought to its attention within the scope of its duties, with the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Committee, at the expense of the Funds, if, in the Committee’s judgment, that is appropriate.

•	Perform any other acts consistent with this Charter, the Funds’ Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

APPENDIX C

NOMINATING AND GOVERNANCE COMMITTEE CHARTER
(Dated March 8, 2011)

This charter sets forth the purpose, operating guidelines and responsibilities of the Nominating and Governance Committee (the “Committee”) of the Boards of Directors of the Principal Funds (the “Funds”). The Committee reviews the charter at least annually.

Purpose

The Committee’s primary purpose is to oversee the structure and efficiency of the Boards of Directors and the committees the Boards establish

Operating Guidelines

The Board shall appoint the members of the Committee and the Committee Chair.

There shall be four regular meetings of the Committee each year. The Committee or its Chair may call additional meetings as each deems appropriate.

Except as provided by law, the following provisions shall govern the conduct of Committee meetings:

•	Notice. Notice shall be given as provided for meetings of the Board of Directors of the Principal Funds.

•
Quorum.  At any Committee meeting a majority of the Committee members then in office shall constitute a quorum.  Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

•	Action by Vote. When a quorum is present at any meeting, a majority of Committee members may take any action.

•
Action by Writing.  Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing and such written consents are filed with the records of the meetings of the Committee.  Such consent shall be treated for all purposes as a vote taken at a Committee meeting.

•
Presence Through Communications Equipment.  The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.  Participation by such means shall constitute presence in person at a meeting.

•	Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

Responsibilities

The responsibilities of the Committee include, but are not limited to, the following:

Board Membership and Functions

•	Periodically review the composition of the Board and consider whether additional members are needed

•	Identify and evaluate director candidates and recommend individuals for membership on the Board

•	Nominate the Lead Independent Director of the Board

•	Periodically review Independent Director compensation

•	Review internal auditor triennial reports of Directors’ expense records

•	Formulate a Director retirement policy

•	Oversee the Boards’ annual evaluation of its performance and the performance of its committees

•	Oversee the development and implementation of orientation for new Directors

•	Periodically review the Board’s governance policies and procedures

Committee Membership and Functions

•	Periodically review the board’s committee structure and assignment of functions to each committee

•	Identify and recommend individuals for membership and chair positions on all committees

Insurance Coverage

•	At least annually, review the Funds’ fidelity bond for appropriateness of type and amount of coverage as well as the premium. Review the terms of any joint allocation agreement.

•
At least annually, review the Funds’ directors and officers and errors and omissions insurance coverage for appropriateness of the type and amount of coverage as well as the premium.  Review the terms of any joint allocation agreement.

Legal and Compliance Matters

•	Oversee the legal counsel for the independent directors and such counsel’s independence

•	Oversee the operations of the Funds’ Code of Ethics and consider changes to other Codes of Ethics prior to presentation for Board approval

•	As needed, review Fund litigation matters

Other Responsibilities

•	Report activities to the Boards of Directors on a regular basis.

•	Maintain communication with counsel for independent directors.

•
Investigate any other matter bought to its attention within the scope of its duties, with the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Committee, at the expense of the Funds, if, in the Committee’s judgment, that is appropriate.

•	Perform any other acts consistent with this Charter, the Funds’ Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

APPENDIX D

FORM OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

The Form of the Amended Articles set forth below has been marked to show changes from the current Articles.  The provisions of Article V that list the Funds and the authorized shares for each share class of each Fund have been omitted.

AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION

OF

PRINCIPAL FUNDS, INC.

ARTICLE I
Incorporator

The undersigned Arthur S. Filean and Michael D. Roughton, whose post office address is The Principal Financial Group, Des Moines, Iowa  50392, being at least 18 years of age, incorporators, hereby form a corporation under and by virtue of the laws of Maryland.

ARTICLE II
Name

The name of the corporation is Principal Funds, Inc. hereinafter called the "Corporation."

ARTICLE III
Corporate Purposes and Powers

The Corporation is formed for the following purposes:

(1)	To conduct and carry on the business of an investment company.

(2)	To hold, invest and reinvest its assets in securities and other investments or to hold part or all of its assets in cash.

(3)
To issue and sell shares of its capital stock in such amounts and on such terms and conditions and for such purposes and for such amount or kind of consideration as may now or hereafter be permitted by law.

(4)
To redeem, purchase or acquire in any other manner, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by law and by these Articles of Incorporation.

(5)
To do any and all additional acts and to exercise any and all additional powers or rights as may be necessary, incidental, appropriate or desirable for the accomplishment of all or any of the foregoing purposes.

To carry out all or any part of the foregoing objects as principal, factor, agent, contractor, or otherwise, either alone or through or in conjunction with any person, firm, association or corporation, and, in carrying on its business and for the purpose of attaining or furnishing any of its objects and purposes, to make and perform any contracts and to do any acts and things, and to exercise any powers suitable, convenient or proper for the accomplishment of any of the objects and purposes herein enumerated or incidental to the powers herein specified, or which at any time may appear conducive to or expedient for the accomplishment of any such objects and purposes.

To carry out all or any part of the aforesaid objects and purposes, and to conduct its business in all or any of its branches, in any or all states, territories, districts and possessions of the United States of America and in foreign countries; and to maintain offices and agencies in any or all states, territories, districts and possessions of the United States of America and in foreign countries.

The foregoing objects and purposes shall, except when otherwise expressed, be in no way limited or restricted by reference to or inference from the terms of any other clause of this or any other article of these Articles of Incorporation or of any amendment thereto, and shall each be regarded as independent, and construed as powers as well as objects and purposes.

The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations of a similar character by the Maryland General Corporation Law now or hereafter in force, and the enumeration of the foregoing powers shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

ARTICLE IV
Principal Office and Resident Agent

The post office address of the principal office of the Corporation in this State is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202.  The name of the resident agent of the Corporation in this State is CSC-Lawyers Incorporating Service Company, a corporation of this State, and the post office address of the resident agent is 7 St. Paul Street, Suite 1660, Baltimore, Maryland  21202.

ARTICLE V
Capital Stock Allocation

Section 5.1. Authorized Shares:  The total number of shares of stock which the Corporation shall have authority to issue is sixty billion eight hundred thirty-five million (60,835,000,000) shares of stock, with a par value of one cent ($0.01) per share.  The aggregate par value of all the authorized shares is six hundred seventy million nine hundred thousand dollars ($670,900,000).  The shares may be issued by the Board of Directors in such separate and distinct series and classes of series as the Board of Directors shall from time to time create and establish.  The Board of Directors shall have full power and authority, in its sole discretion, to establish and designate series and classes of series, and to classify or reclassify any unissued shares in separate series or classes having such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by the Board of Directors. ~~In the event of establishment of classes~~ Unless otherwise provided in these Articles of Incorporation or by the Board of Directors when establishing a class, each class of a series shall represent interests in the assets belonging to that series and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other class of the series, except that expenses allocated to the class of a series may be borne solely by such class as shall be determined by the Board of Directors ~~and may cause differences in rights as described in the following sentence.  The shares of a class may be converted into shares of another class upon such terms and conditions as shall be determined by the Board of Directors, and a class of a series may have exclusive voting rights with respect to matters affecting only that class.~~.   Expenses related to the distribution of, and other identified expenses that should properly be allocated to, the shares of a particular series or class may be charged to and borne solely by such series or class, and the bearing of expenses solely by a series or class may be appropriately reflected (in a manner determined by the Board of Directors) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the shares of each series or class. Subject to the authority of the Board of Directors to increase and decrease the number of, and to reclassify the shares of any series or class, there are hereby established sixty-seven series of common stock, each comprising the number of shares and having the share class ~~designation~~designations indicated:

[Omitted: List of Series, Share Classes and Authorized Shares For Each Class]

In addition, the Board of Directors is hereby expressly granted authority to change the designation of any series or class, to increase or decrease the number of shares of any series or class, provided that the number of authorized shares of any series or class shall not be decreased by the Board of Directors below the number of shares thereof then outstanding, and to reclassify any unissued shares into one or more series or classes that may be established and designated from time to time.  ~~Notwithstanding the designations herein of series and classes, the Corporation may refer, in prospectuses and other documents furnished to shareholders, filed with the Securities and Exchange Commission or used for other purposes, to a series of shares as a "class" and to a class of shares of a particular series as a “series.”~~

(a)
The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately, to the respective fractions represented thereby, all the rights of whole shares, including without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon liquidation of the Corporation, but excluding the right to receive a stock certificate representing fractional shares.

(b)
The holder of each share of stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share, of stock, irrespective of the series or class, then standing in the holder's name on the books of the Corporation.  On any matter submitted to a vote of stockholders, all shares of the Corporation then issued and outstanding and entitled to vote shall be voted in the aggregate and not by series or class except that (1) when otherwise expressly required by the Maryland General Corporation Law or the Investment Company Act of 1940, ~~as amended,~~ shares shall be voted by individual series or class, and (2) if the Board of Directors, in its sole discretion, determines that a matter (including an amendment to these Articles of Incorporation) affects the interests of only one or more particular series or class or classes then only the holders of shares of such affected series or class or classes shall be entitled to vote thereon.

(c)
Unless otherwise provided in the resolution of the Board of Directors providing for the establishment and designation of any new series or class or classes, each series and class of stock of the Corporation shall have the following powers, preferences and rights, and qualifications, restrictions, and limitations thereof:

(1)
Assets Belonging to a ~~Class~~Series.  All consideration received by the Corporation for the issue or sale of shares of a particular ~~class~~series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that ~~class~~series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books and accounts of the Corporation.  Such consideration, assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to that ~~class~~series as provided in the following sentence, are herein referred to as "assets belonging to" that ~~class~~series.  In the event that there are any assets, income, earnings, profits, proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular ~~class~~series (collectively "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the ~~classes~~series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable, and any General Items so allocated to a particular ~~class~~series shall belong to that ~~class~~series. Each such allocation by the Board of Directors shall be conclusive and binding for

(2)
Liabilities Belonging to a ~~Class~~Series.  The assets belonging to each particular ~~class~~series shall be charged with the liabilities of the Corporation in respect of that ~~class~~series and all expenses, costs, charges and reserves attributable to that ~~class~~series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular ~~class~~series shall be allocated and charged by or under the supervision of the Board of Directors to and among any one or more of the ~~classes~~series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable.  The liabilities, expenses, costs, charges and reserves allocated and so charged to a ~~class~~series are herein referred to as "liabilities belonging to" that ~~class~~series. Expenses related to the shares of a series may be borne solely by that series (as determined by the Board of Directors).  Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes.  The foregoing provisions of this Section 5.1(c)(2) shall apply to each class to the extent provided by the Board of Directors and consistent with applicable laws and regulations.

(3)
Dividends and Distributions.  The Board of Directors may from time to time declare and pay dividends or distributions, in stock, property or cash, on any or all series of stock ~~or classes of series~~, the amount of such dividends and property distributions and the payment of them being wholly in the discretion of the Board of Directors.  Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to that ~~class~~series.  All dividends or distributions on shares of a particular ~~class~~series shall be paid only out of surplus or other lawfully available assets determined by the Board of Directors as belonging to such ~~class~~series.  Dividends and distributions may vary between the classes of a series to reflect differing allocations of the expense of each class of that series to such extent and for such purposes as the ~~Boards~~Board of Directors may deem appropriate.  The Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation, or where applicable each series of shares ~~or class of a series,~~ to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder, and to avoid liability for the Corporation, or each series of shares ~~or class of a series~~, for Federal income and excise taxes in respect of that or any other year.

(4)
Liquidation.  In the event of the liquidation of the Corporation or of the assets attributable to a particular series or class, the ~~shareholders~~stockholders of each series or class that has been established and designated and is being liquidated shall be entitled to receive, as a series or class, when and as declared by the Board of Directors, the excess of the assets belonging to that series or class over the liabilities belonging to that series or class.  The holders of shares of any series or class shall not be entitled thereby to any distribution upon liquidation of any other series or class.  The assets so distributable to the ~~shareholder~~stockholders of any particular series or class shall be distributed among such ~~shareholders~~stockholders according to their respective rights taking into account the proper allocation of expenses being borne by that series or class.  The liquidation of assets attributable to any particular series or class in which there are shares then outstanding and the termination of the series or the class may be authorized by vote of a majority of the Board of Directors then in office, without action or approval of the ~~shareholders~~stockholders, to the extent consistent with applicable laws and ~~regulation~~regulations.  In the event that there are any general assets not belonging to any particular series or class of stock and available for distribution, such distribution shall be made to holders of stock of various series or classes in such proportion as the Board of Directors determines to be fair and equitable, and such determination by the Board of Directors shall be conclusive and binding for all purposes.

(5)
Redemption.  All shares of stock of the Corporation shall ~~have~~be subject to the redemption ~~rights provided for in Article V, Section 5.~~, repurchase and conversion provisions set forth in Sections 5.6 through 5.11 of this Article V.

(d)
The Corporation's shares of stock are issued and sold, and all persons who shall acquire stock of the Corporation shall do so, subject to the condition and understanding that the provisions of the Corporation's Articles of Incorporation, as from time to time amended, shall be binding upon them.

Section ~~2.~~5.2.  Quorum Requirements and Voting Rights: Except as otherwise expressly provided by the Maryland General Corporation Law, the presence in person or by proxy of the holders of one-third of the shares of capital stock of the Corporation outstanding and entitled to vote thereat shall constitute a quorum at any meeting of the stockholders, except that where the holders of any series or class are required or permitted to vote as a series or class, one-third of the aggregate number of shares of that series or class outstanding and entitled to vote shall constitute a quorum.

Notwithstanding any provision of Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all series or classes or of any series or class of the Corporation's stock entitled to be cast in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon subject to ~~the~~ applicable laws and regulations ~~as from time to time in effect or rules or orders of the Securities and Exchange Commission or any successor thereto~~.  All shares of stock of this Corporation shall have the voting rights provided for in ~~Article V,~~ Section ~~1, paragraph (b)~~5.1(b) of this Article V.

The Board of Directors from time to time, subject to such procedures as may be adopted by the Board of  Directors, and consistent with applicable laws and regulations, may authorize the holders of shares of any series or class to take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of the holders of shares of such series or class.

Section ~~3.~~5.3.  No Preemptive or Appraisal Rights:  No holder of shares of capital stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation which the Corporation may issue or sell (whether consisting of shares of capital stock authorized by these Articles of Incorporation, or shares of capital stock of the Corporation acquired by it after the issue thereof, or other shares) other than any right which the Board of Directors of the Corporation, in its discretion, may determine.

No holder of shares of capital stock of the Corporation shall be entitled to exercise the rights of an objecting  stockholder under Subtitle 2 of Title 3 of the Maryland General Corporation Law or any successor provision.

Section ~~4.~~5.4.  Determination of Net Asset Value: The net asset value of each share of each series or class of each series of the Corporation shall be the quotient obtained by dividing the value of the net assets of the Corporation, or if applicable of the series or class (being the value of the assets of the Corporation or of the particular series or class or attributable to the particular series or class less its actual and accrued liabilities exclusive of capital stock and surplus), by the total number of outstanding shares of the Corporation or the series or class, as applicable.  Such determination may be made on a series-by-series basis or made or adjusted on a class-by-class basis, as appropriate, and shall include any expenses allocated to a specific series or class thereof.  The Board of Directors may adopt procedures for determination of net asset value consistent with the requirements of applicable ~~statutes~~laws and regulations and, so far as accounting matters are concerned, with generally accepted accounting principles.  The procedures may include, without limitation, procedures for valuation of the Corporation's portfolio securities and other assets, for accrual of expenses or creation of reserves and for the determination of the number of shares issued and outstanding at any given time.

Section ~~5.  Redemption and Repurchase of Shares of Capital Stock:  Any shareholder~~5.5.  Stable Net Asset Value:  With respect to any money market, stable value or other series or class that seeks to maintain a stable net asset value per share, and pursuant to procedures established by the Board of Directors, the Corporation shall be entitled, without the payment of monetary compensation but in consideration of the interest of the Corporation and its stockholders in maintaining a stable net asset value per share of such series or class, to redeem pro rata from all holders of record of such series or class at the time of such redemption (in proportion to their respective holdings of such shares) sufficient outstanding shares (or fractional shares) of such series or class, or to take such other measures as are not prohibited by the Investment Company Act of 1940, as shall maintain for such series or class a stable net asset value.

Section 5.6.  Redemption by Stockholders:  Any stockholder may redeem shares of the Corporation for the net asset value of each series or class thereof, less such fees and charges, if any, as may be established by the Board of Directors from time to time, by presentation of an appropriate request, together with the certificates, if any, for such shares, duly endorsed, at the office or agency designated by the Corporation.  Redemptions as aforesaid, ~~or purchases by the Corporation of its own stock,~~ shall be made in the manner and subject to the conditions contained in the bylaws or approved by the Board of Directors.

~~Section 6.~~     Section 5.7.  Redemption at the Option of the Corporation:  Subject to the provisions of the Investment Company Act of 1940, each share of the Corporation and each share of each series and class shall be redeemable from any stockholder at the option of the Corporation. In that regard, the Board of Directors may from time to time authorize the Corporation to redeem all or any part of the shares of the Corporation or of any series or class upon such terms and conditions as the Board of Directors may determine in its sole discretion. The Corporation's right to redeem shares includes, without limitation, the right to redeem shares when required for the payment of account fees or other fees, charges and expenses as set by the Board of Directors, including without limitation any small account fees permitted by Section 5.9 of this Article V.

Section 5.8.  Purchase of Shares:  The Corporation shall be entitled to purchase all or any part of the shares of the Corporation or of any series or class of its capital stock, to the extent that the Corporation may lawfully effect such purchase under Maryland General Corporation Law, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable~~, by agreement with the stockholder at a price not exceeding the net asset value per share computed in accordance with Section 4 of this Article~~.

~~Section 6(a).  Maintenance of Stable Net Asset Value for Capital Preservation Series. Notwithstanding any other provisions of this Article V and for purposes of maintaining a stable net asset value per share for the shares of the Capital Preservation Series (including any and all classes thereof) in conjunction with the declaration and payment of any capital gains distribution with respect to the shares of the Capital Preservation Series (including any and all classes thereof) or any other event which has the effect of reducing net asset value per share of such shares (an “Adjustment Event”), the Board of Directors may, without a vote of the stockholders of the Capital Preservation Series (or the affected class or classes thereof), without changing the proportionate beneficial interests of such stockholders in the assets belonging to the Capital Preservation Series (or the affected class or classes thereof), and without affecting the rights of any other series or classes of series of shares of the Corporation other than with respect to their relative voting power in connection with any matter submitted to a vote of stockholders as to which shares of the Capital Preservation Series (or the affected class or classes thereof) are voted in the aggregate with shares of one or more of the other series of shares of the Corporation:~~

Section 5.9.  Redemption of Minimum Amounts:  The Board of Directors may establish, from time to time, one or more minimum investment amounts for stockholder accounts, which may be different for each series or class and within each series or class, and may impose account fees on, and/or require the involuntary redemption of, those accounts the net asset value of which for any reason falls below such established minimum amounts, or may take any other action with respect to minimum investment amounts as may be deemed appropriate by the Board of Directors, in each case upon such terms as shall be established by the Board of Directors.  Any such account fee may be satisfied by  the Corporation by redeeming the requisite number of shares in any such account in the amount of such fee.

~~(i)~~
~~cause the Corporation, in consideration of the interest of the Capital Preservation Series (or any class or classes thereof) and the stockholders thereof in maintaining a stable net asset value per share and without any other consideration, to: (a) redeem pro rata from each stockholder of record of the Capital Preservation Series (or the affected class or classes thereof) such number of full and fractional shares~~

~~of the Capital Preservation Series (or the affected class or classes thereof) as may be necessary in order that the shares outstanding immediately following the Adjustment Event shall have the same net asset value per share as the shares outstanding immediately prior to the Adjustment Event, or (b) cancel the same number of shares and treat them as a contribution to the capital of the Corporation by each such stockholder;~~

~~(ii)~~
~~cause the Corporation to combine by a reverse stock split the number of outstanding shares of the Capital Preservation Series (or the affected class or classes thereof) such that the shares outstanding immediately following the Adjustment Event shall have the same net asset value per share as the shares outstanding immediately prior to the Adjustment Event; or~~

~~(iii) take or cause the Corporation to take such other actions as may now or hereafter be permitted under the Maryland General Corporation Law and~~

Section 5.10.  Conversion of Shares by Stockholders and by the Corporation:  Subject to compliance with the Investment Company Act of ~~1940; and~~1940 and applicable laws and regulations, the Board of Directors shall have authority, without stockholder approval, to provide that:

~~(iv)~~
~~in connection with the actions taken in accordance with (i), (ii) or (iii) above, make such adjustments with respect to the par value per share of, and the stated capital of the Corporation attributable to, shares of the Capital Preservation Series (or the affected class or classes thereof) as may be necessary or appropriate.~~

           ~~Section 7.  Redemption of Minimum Amounts:~~

~~(a)~~
~~If after giving effect to a request for redemption by a stockholder, the aggregate net asset value of his remaining shares of any series or class will be less than the Minimum Amount then in effect, the Corporation shall be entitled to require the redemption of the remaining shares of such series or class owned by such stockholder, upon notice given in accordance with paragraph (c) of this Section, to the extent that the Corporation may lawfully effect such redemption under Maryland General Corporation Law.~~

(a)  the holders of any series or class of shares shall have the right to convert or exchange such shares into shares of one or more other series or classes in accordance with such terms and conditions as may be established by the Board of Directors; and

~~(b)           The term "Minimum Amount" when used herein shall mean that amount fixed by the Board of Directors from time to time, provided that Minimum Amount may not in any event exceed Five Thousand Dollars ($5,000).~~ (b)  the Corporation may automatically convert some or all of the shares of a particular series or class into shares of another series or class, at such times as may be determined by the Board of Directors, based on the relative net asset values of such series or class at time of conversion and otherwise in accordance with such terms and conditions as may be established by the Board of Directors and which may vary within and among the series and classes and within and among the holders of the series or classes to the extent determined by the Board of Directors.

~~(c)~~
~~If any redemption under paragraph (a) of this Section is upon notice, the notice shall be in writing personally delivered or deposited in the mail, at least thirty days prior to such redemption. If mailed, the notice shall be addressed to the stockholder at his post office address as shown on the books of the Corporation, and sent by certified or registered mail, postage prepaid. The price for shares redeemed by the Corporation pursuant to paragraph (a) of this Section shall be paid in cash in an amount equal to the net asset value of such shares, computed in accordance with Section 4 of this Article.~~

Section ~~8.~~5.11.  Mode of Payment:  Payment by the Corporation for shares of any series or class of the capital stock of the Corporation surrendered to it for redemption shall be made by the Corporation within ~~three business~~seven days of such surrender out of the funds legally available ~~therefore~~therefor, provided that the Corporation may suspend the right of the holders of capital stock of the Corporation to redeem shares of capital stock and may postpone the right of such holders to receive payment for any shares when permitted or required to do so by law. Payment of the redemption or purchase price may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities or other assets of the Corporation as the Corporation may select~~.~~ in its sole discretion.  The composition of any such payments may be different among stockholders, including those of the same series or class, as the Corporation may determine in its sole discretion.

Section ~~9.~~5.12.  Rights of Holders of Shares Purchased or Redeemed:  The right of any holder of any series or class of capital stock of the Corporation purchased or redeemed by the Corporation as provided in this Article V to receive dividends thereon and all other rights of such holder with respect to such shares shall terminate at the time as of which the purchase or redemption price of such shares is determined, except the right of such holder to receive (i) the purchase or redemption price of such shares from the Corporation or its designated agent and (ii) any dividend or distribution or voting rights to which such holder has previously become entitled as the record holder of such shares on the record date for the determination of the stockholders entitled to receive such dividend or distribution or to vote at the meeting of stockholders.

Section ~~10.~~5.13.  Status of Shares Purchased or Redeemed:  In the absence of any specification as to the purpose for which such shares of any series or class of capital stock of the Corporation are redeemed or purchased by it, all shares so redeemed or purchased shall be deemed to be retired in the sense contemplated by the laws of the State of Maryland and may be reissued. The number of authorized shares of capital stock of the Corporation shall not be reduced by the number of any shares redeemed or purchased by it.

Section ~~11.~~5.14.  Additional Limitations and Powers:  The following provisions are inserted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Board of Directors and stockholders:

(a)
Any determination made in good faith and, so far as accounting matters are involved, in accordance with generally accepted accounting principles by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the establishment or designation of procedures or methods to be employed for valuing any investment or other assets of the Corporation and as to the value of any investment or other asset, as to the allocation of any asset of the Corporation to a particular series or class or classes of the Corporation's stock, as to the funds available for the declaration of dividends and as to the declaration of dividends, as to the charging of any liability of the Corporation to a particular series or class or classes of the Corporation's stock, as to the number of shares of any series or class or classes of the Corporation's outstanding stock, as to the estimated expense to the Corporation in connection with purchases or redemptions of its shares, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue, sale, purchase or redemption or other acquisition or disposition of investments or shares of the Corporation, or in the determination of the net asset value per share of shares of any series or class of the Corporation's stock shall be conclusive and binding for all purposes.

(b)
Except to the extent prohibited by the Investment Company Act of 1940, ~~as amended,~~ or rules, regulations or orders thereunder promulgated by the Securities and Exchange Commission or any successor thereto or by the bylaws of the Corporation, a director, officer or employee of the Corporation shall not be disqualified by his position from dealing or contracting with the Corporation, nor shall any transaction or contract of the Corporation be void or voidable by reason of the fact that any director, officer or employee or any firm of which any director, officer or employee is a member, or any corporation of which any director, officer or employee is a stockholder, officer or director, is in any way interested in such transaction or contract; provided that in case a director, or a firm or corporation of which a director is a member, stockholder, officer or director is so interested, such fact shall be disclosed to or shall have been known by the Board of Directors or a majority thereof.  Nor shall any director or officer of the Corporation be liable to the Corporation or to any stockholder or creditor thereof or to any person for any loss incurred by it or him or for any profit realized by such director or officer under or by reason of such contract or transaction; provided that nothing herein shall protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; and provided always that such contract or transaction shall have been on terms that were ~~not~~ unfair to the Corporation at the time at which it was entered into.  Any director of the Corporation who is so interested, or who is a member, stockholder, officer or director of such firm or corporation, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such transaction or contract, with like force and effect as if he were not such director, or member, stockholder, officer or director of such firm or corporation.

(c)
Specifically and without limitation of the foregoing paragraph (b) but subject to the exception therein prescribed, the Corporation may enter into management or advisory, underwriting, distribution and administration contracts, custodian contracts and such other contracts as may be appropriate.

Section ~~12.~~5.15.  Reorganization~~.~~:  The Board of Directors may merge or consolidate one of more series of shares with, and may sell, convey and transfer the assets belonging to any one or more series of shares to, another corporation, trust, partnership, association or other organization, or to the Corporation to be held as assets belonging to another series of shares, in exchange for cash, securities or other consideration (including, in the case of a transfer to another series of shares of the Corporation, shares of such other series of shares) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each transferor series of shares if deemed appropriate by the Board of Directors.  The Board of Directors shall have the authority to effect any such merger, consolidation or transfer of assets, without action or approval of the ~~shareholders~~stockholders, to the extent consistent with applicable laws and regulations.

Section ~~13.~~5.16.  Classes of Shares~~.~~:  The Board of Directors shall also have the authority, subject to applicable laws and regulations and without action or approval of the ~~shareholders~~stockholders, from time to time to designate any class of shares of a series of shares as a separate series of shares as it deems necessary or desirable.  The designation of any class of shares of a series of shares as a separate series of shares shall be effective at the time specified by the Board of Directors.  The Board of Directors shall allocate the assets, liabilities and expenses attributable to any class of shares designated as a separate series of shares to such separate series of shares and shall designate the relative rights and preferences of such series of shares, provided that such relative rights and preferences may not be materially adversely different from the relative rights and preferences of the class of shares designated as a separate series of shares.

Section 5.17.  Fees and Expenses. Notwithstanding anything to the contrary contained in these Articles of Incorporation, each share of any series or class of a series may be subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, however designated, and other administrative, recordkeeping, redemption, service and other fees, however designated); to such account size requirements; and to such other rights and provisions; which may be the same or different from any other share of any series or class, including any other share of the same series or class, all as the Board of Directors may from time to time establish and/or change in accordance with applicable laws and regulations.

ARTICLE VI
Directors

Section ~~1.~~ 6.1.  Board of Directors: The number of directors of the Corporation shall be twelve. The names of the directors are who shall hold office until the next meeting of stockholders or until their successors are duly qualified and elected are:

●	Elizabeth Ballantine	●	Nora M. Everett	●	William C. Kimball
●	Kristianne Blake	●	Richard W. Gilbert	●	Barbara A. Lukavsky
●	Craig Damos	●	Mark A. Grimmett	~~●~~	~~William Papesh~~● Ralph C. Eucher
●	Fritz S. Hirsch	●	Daniel L Pavelich

Section ~~2.~~ 6.2.  Number of Directors:   The number of directors in office may be changed from time to time in the manner specified in the bylaws of the Corporation, but this number shall never be less than two.

Section ~~3.~~ 6.3.  Certain Powers of Board of Directors:  The business and affairs of the Corporation shall be managed under the direction of the Board of Directors, which shall have and may exercise all powers of the Corporation except those powers which are by law, by these Articles of Incorporation or by the bylaws of the Corporation conferred upon or reserved to the stockholders.  In addition to its other powers explicitly or implicitly granted under these Articles of Incorporation, by law or otherwise, the Board of Directors of the Corporation (a) is expressly authorized to make, alter, amend or repeal bylaws for the Corporation, (b) is empowered to authorize, without stockholder approval, the issuance and sale from time to time of shares of capital stock of the Corporation, whether now or hereafter authorized, in such amounts, for such amount and kind of consideration and on such terms and conditions as the Board of Directors shall determine, (c) is empowered to classify or reclassify any unissued stock, whether now or hereafter authorized, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such stock, and (d) shall have the power from time to time to set apart, out of any assets of the Corporation otherwise available for dividends, a reserve or reserves for taxes or for any other proper purposes, and to reduce, abolish or add to any such reserve or reserves from time to time as said Board of Directors may deem to be in the best interests of the Corporation; and to determine in its discretion what part of the assets of the Corporation available for dividends in excess of such reserve or reserves shall be declared in dividends and paid to the stockholders of the Corporation.

ARTICLE VII
Indemnification and Limitation of Liability

           Section 7.1.  Indemnification:  The Corporation shall indemnify ~~its directors, including any director who serves another corporation, partnership, joint venture, trust or other enterprise in any capacity~~and advance expenses to: (a) its present and former directors and officers, whether serving or having served the Corporation or at ~~the~~its request ~~of the Corporation~~any other entity, to the maximum extent permitted by the Maryland General Corporation Law and the Investment Company Act of ~~1940.  The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law.  The Corporation shall indemnify its employees and agents to~~1940; and (b) other present and former employees and agents of the Corporation to such extent ~~provided by its Board of Directors.~~as shall be authorized by the Board of Directors or the bylaws of the Corporation and as shall be permitted by law.  The Corporation shall have the power, with the approval of the Board of Directors, to provide indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b).  No amendment of these Articles of Incorporation or repeal of any of the provisions hereof shall limit or eliminate the right of indemnification provided by this Section 7.1 with respect to acts or omissions occurring prior to such amendment or repeal.

           Section 7.2.  Limitation of Liability:  To the maximum extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, no director or former director and no officer or former officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages.  No amendment of these Articles of Incorporation or repeal of any of the provisions hereof shall limit or eliminate the benefits provided by this Section 7.2 to directors or former directors or officers or former officers with respect to any act or omission that occurred prior to such amendment or repeal.

ARTICLE VIII

Amendments

The Corporation reserves the right from time to time to make any amendment of these Articles of Incorporation now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in these Articles of Incorporation, of any outstanding capital stock.  "Articles of Incorporation" or "these Articles of Incorporation" as used herein and in the bylaws of the Corporation shall be deemed to mean these Articles of Incorporation as from time to time amended or restated.

ARTICLE IX
Duration

The duration of the Corporation shall be perpetual.

ARTICLE X
Miscellaneous

`               Section 10.1.  Alternative Voting:  Notwithstanding any other provisions of these Articles of Incorporation and pursuant to procedures adopted by the Board of Directors, and consistent with applicable laws and regulations, the Board of Directors may determine, with respect to any matter submitted to the vote of the stockholders of the Corporation or any series or class, that each holder of stock shall be entitled to one vote (1) for each dollar (and a fractional vote for each fraction of a dollar) of net asset value per share of a series or class, as applicable.

Section 10.2.  Certain References:  References in these Articles of Incorporation to Maryland law, the Maryland General Corporation Law, the Investment Company Act of 1940 and applicable laws and regulations are references to such statutes, laws and regulations as amended and as in effect from time to time.

Section 10.3.  Delegation by the Board of Directors:  To the extent permitted by applicable laws, actions that may be taken, and determinations that may be made, by the Board of Directors under these Articles of Incorporation may, subject to authorization by the Board of Directors, be taken or made by the officers of the Corporation.

APPENDIX E

FORM OF SUB-ADVISORY AGREEMENT WITH
PRINCIPAL GLOBAL INVESTORS, LLC FOR THE HIGH YIELD FUND

Principal Funds, Inc.
Amended And Restated Sub-Advisory Agreement
Principal Global Investors Sub-Advised Series

AGREEMENT effective as of ___________, 2012, by and between PRINCIPAL MANAGEMENT CORPORATION (hereinafter called "the Manager"), and PRINCIPAL GLOBAL INVESTORS, LLC (hereinafter called "the Sub-Advisor").

WITNESSETH:

WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Funds, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Manager desires to retain the Sub-Advisor to furnish it with portfolio selection and related research and statistical services in connection with the investment advisory services for each Series of the Fund identified in Appendix A hereto (hereinafter called “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and

WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

(a)           Management Agreement (the "Management Agreement") with the Fund;

(b)           The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission;

(c)           The Fund's Articles of Incorporation and By-laws;

(d)           Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.  Appointment of Sub-Advisor

In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of the securities and other assets of each Series, subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.  Obligations of and Services to be Provided by the Sub-Advisor

The Sub-Advisor will:

(a)  Provide investment advisory services, including but not limited to research, advice and supervision for each Series.

(b)  Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for each Series consistent with each Series investment objective and policies.

(c)  Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d)  Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.

(e)  Maintain, in connection with the Sub-Advisor’s investment advisory services obligations, compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information.

(f)  Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series are being observed.

(g)  Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

(h)  Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of each Series.

(i)  Open accounts with broker-dealers and futures commission merchants (“broker-dealers”), select broker-dealers to effect all transactions for each Series, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients.  The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades.  The Sub-Advisor shall use its best efforts to obtain execution of transactions for each Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to each Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

(j)  Maintain all accounts, books and records with respect to each Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940 (the “Investment Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager.  The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to a Series.

(k)  Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time.  The Manager acknowledges receipt of a copy of Sub-Advisor’s current Code of Ethics.  Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics along with certification that the Sub-Advisor has implemented procedures for administering the Sub-Advisor’s Code of Ethics.

(l)  From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request.  The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of a Series.

(m)  Provide such information as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder.

(n)  Vote proxies received on behalf of the Series in a manner consistent with Sub-Advisor's proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule.

(o)  Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by the Fund and complete and file notices of claims in connection with class action lawsuits concerning securities owned by the Fund.

3.  Prohibited Conduct

In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets.

4.  Compensation

As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to each Series, the Manager shall pay the compensation specified in Appendix A to this Agreement.

5.  Liability of Sub-Advisor

Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor's investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents, or affiliates.

6.  Supplemental Arrangements

The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub- Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

7.  Regulation

The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

8.  Duration and Termination of This Agreement

This Agreement shall become effective on the latest of (i) the date of its execution, (ii) the date of its approval by a majority of the Board of Directors of the Fund, including approval by the vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval or (iii) if required by the 1940 Act, the date of its approval by a majority of the outstanding voting securities of the Series. It shall continue in effect thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 8, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

9.  Amendment of this Agreement

No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

10.  General Provisions

(a)  Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)  Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager and the Sub-Advisor for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-0200.

(c)  The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

(1)  the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

(2)  the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.

(d)  The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

(e)  This Agreement contains the entire understanding and agreement of the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL MANAGEMENT CORPORATION

By____
Michael J. Beer, Executive Vice President
and Chief Operating Officer

PRINCIPAL GLOBAL INVESTORS, LLC

By____
Minoo Spellerberg, Chief Compliance Officer – North America

By____
James C. Fifield, Assistant General Counsel

[FORM OF PROXY CARD]

Your Proxy Vote is Important

Vote by Internet Please go to the electronic voting site at www.eproxy.com/principal. Follow the on-line instructions. If you vote by Internet, you do not have to return your proxy card.

Vote by Telephone Please call us toll-free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail Complete, sign and date your proxy card and return it promptly in the enclosed envelope.

PRINCIPAL FUNDS, INC. – [NAME OF FUND]
DES MOINES, IOWA 50392-0200

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
APRIL 4, 2012

This proxy is solicited on behalf of the Board of Directors of the Fund.  The undersigned shareholder appoints Michael J. Beer, Michael D. Roughton and  Ernest H. Gillum, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held April 4, 2012 at 10:00 a.m., Central Time, and any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on the reverse side of this ballot, date the ballot and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement, both dated January 25, 2012. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposals listed on the reverse side. The Proxies will also be authorized to vote in their discretion upon such other matters that may properly come before the meeting.

Date________________, 2012

————————————-
Signature of Shareholder(s) (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held  jointly,  either  party may sign.  If  executed by a  corporation,  an authorized officer must sign.  Executors,  administrators and trustees should so indicate when signing.

Please fill in boxes as shown  using  black or blue ink.  PLEASE DO NOT USE FINE POINT PENS.

The Board of Directors unanimously recommends that shareholders vote FOR the election of all nominees for Director and FOR all Proposals.  Sign the proxy ballot and return it as soon as possible in the enclosed envelope.

PROPOSALS

1	Election of Fourteen Directors	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

Elizabeth Ballantine; Michael J. Beer; Leroy T. Barnes, Jr.; Kristianne Blake; Craig Damos; Ralph C. Eucher; Nora M. Everett; Richard W. Gilbert; Mark A Grimmett; Fritz S. Hirsch; Tao Huang; William C. Kimball; Barbara A. Lukavsky; and Daniel Pavelich.
		☐	☐	☐

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK “FOR ALL EXCEPT” AND WRITE THE NOMINEE’S NAME BELOW. ________________
		FOR	AGAINST	ABSTAIN

2	Approval of Amended and Restated Articles of Incorporation	☐	☐	☐

3	Approval of Amendment or Elimination of Certain Fundamental Investment Restrictions

3(a)	Approval of Amended Fundamental Restriction Relating to Senior Securities	☐	☐	☐

3(b)	Approval of Amended Fundamental Restriction Relating to Commodities	☐	☐	☐

3(c)	Approval of Amended Fundamental Restriction Relating to Real Estate	☐	☐	☐

3(d)	Approval of Amended Fundamental Restriction Relating to Borrowing	☐	☐	☐

3(e)	Approval of Amended Fundamental Restriction Relating to Making Loans	☐	☐	☐

3(f)	Approval of Amended Fundamental Restriction Relating to Diversification	☐	☐	☐

3(g)	Approval of Amended Fundamental Restriction Relating to Concentration	☐	☐	☐

3(h)	Approval of Amended Fundamental Restriction Relating to Underwriting	☐	☐	☐

3(i)	Approval of Elimination of Fundamental Restriction Relating to Short Sales	☐	☐	☐

4	Approval of Reclassification of the Global Real Estate Securities Fund from a “Diversified” to a “Non-diversified” Fund	☐	☐	☐

5	Approval of Sub-Advisory Agreement with Principal Global Investors, LLC for the High Yield Fund	☐	☐	☐

PRINCIPAL FUNDS
SPECIAL MEETING OF SHAREHOLDERS
APRIL 4, 2012, 10:00 a.m., Central Time

711 High Street
Des Moines, IA 50392

Directions to the meeting are available in the Proxy Statement, which can be viewed at www.eproxy.com/principal

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Shareholders to be held on April 4, 2012.

Under new Securities and Exchange Commission (SEC) rules, we are notifying you that the proxy materials for the Special Meeting of Shareholders and access to a proxy voting website are available to you over the Internet.  Please follow the instructions below to view the proxy materials and vote online, or to request copies.  Matters to be voted on at the meeting are listed on the reverse side of this notice along with the Board’s recommendations.  Your vote is important!

Online Viewing and Voting is Quick, Easy, and Environmentally Friendly!
View proxy materials and vote immediately in 3 simple steps:

Step 1:	Go to the electronic voting site at www.eproxy.com/principal.

Step 2:	Access and view the proxy materials, which consists of our proxy statement and form of proxy card by clicking on the links provided.

Step 3:	Follow simple instructions on the screen to log in and vote your eligible positions.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all the important information contained in the proxy materials before voting.  The proxy statement and form of proxy card are available at www.eproxy.com/principal.

To vote your eligible position(s), you must either vote online via the Internet or request a copy of a full set of proxy materials which includes a proxy card (see instructions above).  If you wish to vote at the meeting, please bring this notice and proper identification with you.

PLEASE NOTE:  YOU CANNOT VOTE BY RETURNING THIS NOTICE.

Requesting Copies of the Proxy Materials

If you want to receive a paper or e-mail copy of these documents, you must request one.  There is no charge.  Please make your request for a copy as instructed below on or before March 24, 2012, to facilitate timely delivery.

If you want to order a copy of the proxy materials and provide a current and future delivery preference, please choose one of the following methods:

INTERNET – Go to www.ematerials.com/principal
Follow the simple instructions to log in and order a paper and/or e-mail copy of the proxy materials for the current meeting and submit your delivery preference for future meetings.
TELEPHONE – Using a touch-tone phone, call us toll free at 1-866-551-3628 in the U.S. or Canada
Follow the simple instructions to log in to order a paper or e-mail copy of the proxy materials for the current meeting and submit your delivery preference for future meetings.
E-MAIL – Send us an e-mail at fundproxy@ematerials.com with “Principal Funds Material Request” in the subject line.
This e-mail must include in the message 1) Your full name and address, 2) the 13-digit number in the box preceded by an arrow on the top, right side of the front of this notice, 3) your preference to receive current printed proxy materials via mail.  If you choose to receive an e-mail with links to the electronic materials, please include your e-mail address, 4) if you would like for this preference to apply to delivery of material for all future meetings, include the word “Permanent” and the last four digits of your Social Security Number in the message.

To request a free copy of your funds annual report
Call our shareholder services department toll free at 1-800-222-5852 or write to Principal Funds, Inc. P. O. Box 8024, Boston Massachusetts 02266-8024 or log on to www.principalfunds.com/prospectus.

PRINCIPAL FUNDS SHAREHOLDER MEETING INFORMATION

Matter(s) intended to be acted upon at the Special Meeting of Shareholders are listed below.

The Board recommends that you vote FOR the following proposal(s):

1. Election of Fourteen Directors
2. Approval of Amended and Restated Articles of Incorporation
3. Approval of Amendment or Elimination of Certain Fundamental Investment Restrictions:
3(a) Approval of Amended Fundamental Restriction Relating to Senior Securities
3(b) Approval of Amended Fundamental Restriction Relating to Commodities
3(c) Approval of Amended Fundamental Restriction Relating to Real Estate
3(d) Approval of Amended Fundamental Restriction Relating to Borrowing
3(e) Approval of Amended Fundamental Restriction Relating to Making Loans
3(f) Approval of Amended Fundamental Restriction Relating to Diversification
3(g) Approval of Amended Fundamental Restriction Relating to Concentration
3(h) Approval of Amended Fundamental Restriction Relating to Underwriting
3(i) Approval of Elimination of Fundamental Restriction Relating to Short Sales

4. Approval of Reclassification of the Global Real Estate Securities Fund from a “Diversified” to a “Non-diversified” Fund

5. Approval of Sub-Advisory Agreement with Principal Global Investors, LLC for the High Yield Fund

Applicable Funds:

➢	Why did I receive this Notice? Why didn’t I receive printed proxy materials?
Companies are now permitted to send the enclosed Notice instead of a full printed set of proxy materials. The Notice gives you instructions on how to view Principal Funds proxy materials and vote online, or how to receive a full set of printed materials by mail.

You MAY NOT use your Notice to vote your shares. The enclosed Notice is NOT a ballot. If you send the Notice back to Principal Funds or your broker, your vote will not be counted.

➢	How do I view the proxy materials online?
The Proxy Statement is available to be viewed at www.eproxy.com/principal.

➢	What if I still prefer to receive a paper copy of the proxy materials and proxy ballot?
You can easily request a paper copy of the proxy materials and proxy ballot at no cost by one of the following three methods.  For each method, you will need to provide the 13-digit control number printed in the box located in the upper right hand corner on the front of the Notice.

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By INTERNET - access the Internet and go to www.ematerials.com/principal.  Follow the instructions to log in and order copies.  If you use this method, you will be given the opportunity to elect to receive all future materials by email or in paper.

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By TELEPHONE - call toll-free 866-551-3628 in the U.S. or Canada using a touch-tone phone and follow the instructions to log in and order copies.  If you use this method, you will be given the opportunity to elect to receive all future materials by email or in paper.

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By EMAIL - send an email to fundproxy@ematerials.com with “Principal Funds Materials Request” in the subject line. The email must include the control number located in the box in the upper right hand corner on the front of the Notice. If you would like this election to apply to all future meetings, enter in the body of your email the word “Permanent” and the last 4 digits of your social security or tax identification number.

➢	How can I vote my shares?
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BY INTERNET - access the Internet and go to www.eproxy.com/principal.  You will need to enter the 13-digit control number printed in the box  preceded by an arrow located in the upper right hand corner on the front of the Notice.  You are encouraged to read all of the proxy materials before voting your shares as they contain important information for making an informed voting decision.

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BY TELEPHONE - call toll-free 866-977-7699 in the U.S. or Canada using a touch-tone phone and follow the instructions to vote.  If you view the proxy materials at www.eproxy.com/principal, the toll free number is provided on the screen.

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BY MAIL – request a paper copy of the proxy materials (which include a proxy card) by sending an email to fundproxy@ematerials.com with “Principal Funds Materials Request” in the subject line. The email must include the control number located in the box in the upper right hand corner on the front of the Notice.

➢	IN PERSON – attend the Principal Funds Special Meeting at the date, time and location indicated on the front of the notice.

➢	Where can I find more information about my voting rights as a shareholder?
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The Securities and Exchange Commission recently created an informational website that provides shareholders with general information about how to cast their vote and why voting should be an important consideration for shareholders. You may access that website at sec.gov/spotlight/proxymatters.shtml.

➢	To request a free copy of your funds annual report
➢	Call our shareholder services department toll free at 1-800-222-5852 or write to Principal Funds, Inc. P.O. Box 8024, Boston, Massachusetts 02266-8024 or log on to www.principalfunds.com/prospectus.

Remember: You MAY NOT use your Notice to vote your shares.  The enclosed Notice is NOT a ballot.  If you send the Notice back to Principal Funds or your broker, your vote will not be counted.